As filed with the Securities and Exchange Commission on December 29, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                            Pamela M. Krill, Esquire
                          CUNA Mutual Insurance Society
                       Managing Associate General Counsel
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                      -------------------------------------

Date of fiscal year end:        October 31

Date of reporting period:       October 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS

A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

[LOGO OF MEMBERS](TM)
    MUTUAL FUNDS

--------------------------------------------------------------------------------
                      MEMBERS(R) MUTUAL FUNDS
                      ANNUAL REPORT
                      OCTOBER 31, 2008
--------------------------------------------------------------------------------

                      CONSERVATIVE ALLOCATION FUND

                      MODERATE ALLOCATION FUND

                      AGGRESSIVE ALLOCATION FUND

                      CASH RESERVES FUND

                      BOND FUND

                      HIGH INCOME FUND

                      DIVERSIFIED INCOME FUND

                      LARGE CAP VALUE FUND

                      LARGE CAP GROWTH FUND

                      MID CAP VALUE FUND

                      MID CAP GROWTH FUND

                      SMALL CAP VALUE FUND

                      SMALL CAP GROWTH FUND

                      INTERNATIONAL STOCK FUND

                      This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of securities unless preceded or accompanied by a prospectus.

================================================================================
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF DAVID P. MARKS]

DAVID P. MARKS

Dear Shareholder:

The past 12 months have been marked by unforeseen volatility and failures across the global financial landscape. Credit markets remain in a frozen state impacting both Wall Street and Main Street in a number of critical ways. What began as a crisis in the sub-prime mortgage market in the U.S. rapidly cascaded far and wide throughout the economy and across the globe; in some cases resulting in calamity for businesses and individuals alike. The resultant impacts, regardless of degree, were that nearly every major asset class within the stock and bond universe lost real value. For anyone invested in stocks or bonds, it has been a remarkable test of investor patience. Modern day investors have been used to expecting more from our investments and the past 12 months have disappointed nearly everyone. We cannot predict when these markets will turn around but we do feel that we are getting closer to the bottom. History does show that in times like these opportunities abound and those with the ability to stay focused can make attractive returns if their time horizon is longer than the next 12 months. Patience in these markets is truly a major virtue.

As a manager of portfolios of bonds and stocks, this environment demands a disciplined approach including vigilant and in depth research, astute decisions and well established relationships with market makers in order to execute strategies. The investment professionals at MEMBERS(TM) Capital Advisors who manage the MEMBERS(R)Mutual Funds have done stellar work in this very difficult environment. Performance through October 2008 for the MEMBERS Mutual Funds was generally above average and in some cases exceptional. In particular, nine of our funds outperformed their respective benchmarks (please see individual performance pages within this report). That is exceptional when even some of the world's best managers over the last 5 and 10 years have fallen off the performance track in a serious manner.

During all market environments the investment professionals of MEMBERS Capital Advisors that manage your investments are working diligently to identify prevailing risks and prudently choose stocks and bonds that present sound investment opportunities. The reports that follow this letter provide insight on each fund's performance and portfolio position.

As a reminder, please visit our website: www.membersfunds.com for quarterly reports on the mutual funds and other fund-related news.

As always, your long-term success as a shareholder in MEMBERS Mutual Funds is our top priority. We appreciate the confidence you have placed in us as managers of your assets and we are determined to be good stewards in this role. Please call me directly with any questions you may have.

Sincerely,

/s/ David P. Marks

David P. Marks, CFA
President, MEMBERS Mutual Funds

                         Not part of the Annual Report.

--------------------------------------------------------------------------------

================================================================================

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                      This page is left blank intentionally

--------------------------------------------------------------------------------
IV

================================================================================
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
FUND PERFORMANCE REVIEWS
          Conservative Allocation Fund ...................................    2
          Moderate Allocation Fund .......................................    4
          Aggressive Allocation Fund .....................................    6
          Bond Fund ......................................................    8
          High Income Fund ...............................................   10
          Diversified Income Fund ........................................   12
          Large Cap Value Fund ...........................................   14
          Large Cap Growth Fund ..........................................   16
          Mid Cap Value Fund .............................................   20
          Mid Cap Growth Fund ............................................   22
          Small Cap Value Fund ...........................................   24
          Small Cap Growth Fund ..........................................   26
          International Stock Fund .......................................   28
PORTFOLIOS OF INVESTMENTS
          Conservative Allocation Fund ...................................   30
          Moderate Allocation Fund .......................................   31
          Aggressive Allocation Fund .....................................   33
          Cash Reserves Fund .............................................   34
          Bond Fund ......................................................   35
          High Income Fund ...............................................   40
          Diversified Income Fund ........................................   46
          Large Cap Value Fund ...........................................   52
          Large Cap Growth Fund ..........................................   55
          Mid Cap Value Fund .............................................   57
          Mid Cap Growth Fund ............................................   61
          Small Cap Value Fund ...........................................   63
          Small Cap Growth Fund ..........................................   65
          International Stock Fund .......................................   69
FINANCIAL STATEMENTS
          Statements of Assets and Liabilities ...........................   76
          Statements of Operations .......................................   80
          Statements of Changes in Net Assets ............................   84
          Financial Highlights ...........................................   92
NOTES TO FINANCIAL STATEMENTS ............................................  113
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................  123
OTHER INFORMATION ........................................................  124
TRUSTEES AND OFFICERS ....................................................  131

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

--------------------------------------------------------------------------------

================================================================================
 CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Conservative Allocation Fund (Class A shares at net asset value) returned -21.19%, underperforming the Merrill Lynch U.S. Corporate, Government & Mortgage Index return of 0.79%. With every major equity and fixed income asset class (except for government-backed paper) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation have gone unrealized this year. There has truly been no where to turn for protection in these declining markets.

PORTFOLIO REVIEW
One asset class that has held up nicely during the financial crisis is high-quality government bonds. Investors continue to seek the safety of the full faith and credit of the U.S. Government, rallying the Treasury market and benefiting the portfolio accordingly. On the corporate bond side, both investment-grade and non-investment grade (high yield) bonds performed poorly due to the frozen credit markets. Normally staid investment-grade corporate bonds funds were hit with substantial price declines, as interest rate spreads between Treasuries widened to some of the highest levels ever recorded. High yield bonds, as measured by the Merrill Lynch U.S. High Yield Master II Index, have returned -26.52% over the trailing twelve month period. Intermediate-term investment grade bonds are also down -- with the Lehman U.S. Intermediate-Term Credit Index being down -8.20%.

The portfolio's diversified equity funds had the largest negative impact on the fund's return. As mentioned above, major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process is fully underway in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling pressure places extreme stress on the equity markets, causing tremendous downward pressure on equity prices. The Russell 3000(R) Index returned -36.60% for the fiscal year. International and emerging market equities provided no relief, experiencing even steeper declines, with the MSCI EAFE Index down -46.34% and the MSCI Emerging Markets Index down -57.35%.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 has been, we unfortunately do not see a near-term end to the heightened market volatility we've been experiencing over the last few months. Until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. However, with volatility comes opportunity, and we plan to take advantage of historically low prices in certain asset classes, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year. We expect equities to be attractively priced on both a historical absolute basis and relative basis vs. Treasuries. Once the market completes a bottoming process, we plan to selectively purchase equities in an effort to rebalance the portfolio back to its targeted stock/bond allocation.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund while awaiting more positive economic news. Concurrently, we plan to continue to explore alternative asset classes designed to dampen some of the extreme volatility we've been experiencing these past several months.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R),CIMC(R)and Patrick F. Ryan, CIMA(R)Portfolio
Managers

--------------------------------------------------------------------------------
2

================================================================================
 CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES       MERRILL LYNCH U.S. CORPORATE,      CONSERVATIVE ALLOCATION
                      MAXIMUM SALES CHARGE)(2)      GOVERNMENT & MORTGAGE INDEX(4)        FUND CUSTOM INDEX(5)
06/30/06 Inception            $ 9,425                          $10,000                          $10,000
10/31/2006                      9,925                           10,493                           10,548
10/31/2007                     10,613                           11,067                           11,420
10/31/2008                      8,364                           11,154                           10,092

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                                  % RETURN WITHOUT                       % RETURN AFTER
                                                    SALES CHARGE                         SALES CHARGE(9)        EXPENSE RATIO(10)

                                                      Since            Since
                                                     6/30/06          2/29/08
                                         1 Year    Inception(7)     Inception(8)    1 Year     Since Inception    Gross      Net
                                        -----------------------------------------  ---------------------------   ----------------
Class A Shares(2)                       (21.19)%     (4.98)%              --       (25.73)%       (7.35)%(7)      2.44%     1.35%
Class B Shares(3)                       (21.82)      (5.68)               --       (25.27)        (7.06)(7)       3.18      2.10
Class C Shares(11)                          --          --            (19.01)%         --        (19.82)(8)       3.18      2.10
Merrill Lynch U.S. Corporate,
  Government & Mortgage Index(4)          0.79        4.77             (2.85)         NA             NA            NA        NA
Customized Benchmark (Conservative)(5)  (11.62)       0.39            (10.23)         NA             NA            NA        NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(5) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 30% Russell 1000(R) Index, and 15% 90-Day U.S. Treasury Bills. A description of the Merrill Lynch U.S. Corporate, Government & Mortgage Index is set forth above. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on June 30, 2006. The since inception index returns (without sales charges) are also from June 30, 2006.
(8) Class C shares commenced investment operations on February 29, 2008. The since inception index returns (without sales charges) are also from
    February 29, 2008.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.
(11)Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
--------------------------------------------------------------------------------

================================================================================
 MODERATE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Moderate Allocation Fund (Class A shares at net asset value) returned -32.18%, outperforming the Russell 1000(R) Index return of -36.80%. With every major equity and fixed income asset class (except government-backed paper) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation have gone unrealized this year. There has truly been no where to turn for protection in these declining markets.

PORTFOLIO REVIEW
One asset class that has held up nicely during the financial crisis is high-quality government bonds. Investors continue to seek the safety of the full faith and credit of the U.S. Government, rallying the Treasury market and benefiting the portfolio accordingly. On the corporate bond side, both investment-grade and non-investment grade (high yield) bonds performed poorly due to the frozen credit markets. Normally staid investment-grade corporate bonds funds were hit with substantial price declines, as interest rate spreads between Treasuries widened to some of the highest levels ever recorded. High Yield Bonds, as measured by the Merrill Lynch U.S. High Yield Master II Index, have returned -26.52% over the trailing twelve month period. Intermediate-term investment grade bonds are also down -- with the Lehman U.S. Intermediate-Term Credit Index being down -8.20%.

The portfolio's diversified equity funds had the largest negative impact on the fund's return. As mentioned above, major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process is fully underway in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling pressure placed extreme stress on the equity markets, causing tremendous downward pressure on equity prices. The Russell 3000(R) Index returned -36.60% for the fiscal year. International and emerging market equities provided no relief, experiencing even steeper declines, with the MSCI EAFE Index down -46.34% and the MSCI Emerging Markets Index down -57.35%. Additionally, the fund's exposure to energy and natural resources followed the dramatic rise and fall of oil and other industrial metals prices. Returns for the sector were enhanced during oil's parabolic rise to $147 a barrel. Subsequently, returns suffered when oil dropped back down just as rapidly to under $70 per barrel.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 has been, we unfortunately do not see a near-term end to the heightened market volatility we've been experiencing over the last few months. Until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. However, with volatility comes opportunity, and we plan to take advantage of historically low prices in certain asset classes, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year. We expect equities to be attractively priced on both a historical absolute basis and relative basis vs. Treasuries. Once the market completes a bottoming process, we plan to selectively purchase equities in an effort to rebalance the portfolio back to its targeted stock/bond allocation.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund while awaiting more positive economic news. Concurrently, we plan to continue to explore alternative asset classes designed to dampen some of the extreme volatility we've been experiencing these past several months.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R)and Patrick F. Ryan, CIMA(R)Portfolio
Managers

--------------------------------------------------------------------------------
4

================================================================================
 MODERATE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

     CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES                                    MODERATE ALLOCATION
                      MAXIMUM SALES CHARGE)(2)      RUSSELL 1000(R) INDEX(4)      FUND CUSTOM INDEX(5)
06/30/06 Inception            $ 9,425                       $10,000                     $10,000
10/31/06                       10,038                        10,843                      10,702
10/31/07                       11,268                        12,473                      11,974
10/31/08                        7,642                         7,883                       9,077

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                                  % RETURN WITHOUT                       % RETURN AFTER
                                                    SALES CHARGE                         SALES CHARGE(9)        EXPENSE RATIO(10)

                                                      Since            Since
                                                     6/30/06          2/29/08
                                         1 Year    Inception(7)     Inception(8)    1 Year     Since Inception    Gross      Net
                                        -----------------------------------------  ---------------------------   ----------------
Class A Shares(2)                       (32.18)%     (8.58)%              --       (36.07)%      (10.86)%(7)      1.77%     1.58%
Class B Shares(3)                       (32.64)      (9.22)               --       (35.62)       (10.56)(7)       2.52      2.33
Class C Shares(11)                          --          --            (26.48)%         --        (27.22)(8)       2.52      2.33
Russell 1000(R) Index(4)                (36.80)      (9.66)           (29.04)         NA            NA             NA        NA
Customized Benchmark (Moderate)(5)      (24.19)      (4.05)           (18.65)         NA            NA             NA        NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(5) The Moderate Allocation Fund Custom Index consists of 50% Russell 3000(R) Index, 30% Merrill Lynch U.S.Corporate, Government & Mortgage Index, 10% MSCI EAFE Index and 10% 90-Day U.S. Treasury Bills. A description of the Russell 3000(R) Index is set forth above. The Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on June 30, 2006. The since inception index returns (without sales charges) are also from June 30, 2006.
(8) Class C shares commenced investment operations on February 29, 2008. The since inception index returns (without sales charges) are also from February 29, 2008.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.
(11)Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.

--------------------------------------------------------------------------------

================================================================================
 AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Aggressive Allocation Fund (Class A shares at net asset value) returned -41.73%, underperforming the Russell 3000(R) Index return of -36.60%. With every major equity and fixed income asset class (except government-backed paper) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation have gone unrealized this year. There has truly been no where to turn for protection in these declining markets -- especially in an aggressive allocation fund, with equity-based asset classes making up the bulk of the portfolio.

PORTFOLIO REVIEW
As mentioned above, major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process is fully underway in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling pressure placed extreme stress on the equity markets, causing tremendous downward pressure on equity prices. The Russell 3000(R) Index returned -36.60% for the fiscal year. International and emerging market equities provided no relief, experiencing even steeper declines, with the MSCI EAFE Index down -46.34% and the MSCI Emerging Markets Index down -57.35%. Additionally, the fund's exposure to energy and natural resources followed the dramatic rise and fall of oil and other industrial metals prices. Returns for the sector were enhanced during oil's parabolic rise to $147 a barrel. Subsequently, returns suffered when oil dropped back down just as rapidly to under $70 per barrel.

The lone bright spot was our small cap value position. Contrary to the consensus opinion that large caps would lead the way in 2008, small cap value stocks significantly outperformed large caps on a relative basis, with the Russell 2000(R)Value Index down -30.54% for the fiscal year.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 has been, we unfortunately do not see a near-term end to the heightened market volatility we've been experiencing over the last few months. Until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. However, with volatility comes opportunity, and we plan to take advantage of historically low prices in certain asset classes, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we are looking to introduce a modest weighting in these two asset classes over the coming year. We expect equities to be attractively priced on both a historical absolute basis and relative basis vs. Treasuries. Once the market completes a bottoming process, we plan to selectively purchase equities in an effort to rebalance the portfolio back to its targeted stock/bond allocation.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund while awaiting more positive economic news. Concurrently, we plan to continue to explore alternative asset classes designed to dampen some of the extreme volatility we've been experiencing these past several months.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R),CIMC(R)and Patrick F. Ryan, CIMA(R)Portfolio
Managers

--------------------------------------------------------------------------------
6

================================================================================
 AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES                                   AGGRESSIVE ALLOCATION
                      MAXIMUM SALES CHARGE)(2)      RUSSELL 3000(R) INDEX(4)      FUND CUSTOM INDEX(5)
06/30/06 Inception            $ 9,425                       $10,000                     $10,000
10/31/06                       10,141                        10,838                      10,953
10/31/07                       11,967                        12,413                      13,159
10/31/08                        6,973                         7,869                       7,862

                                     [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                                  % RETURN WITHOUT                       % RETURN AFTER
                                                    SALES CHARGE                         SALES CHARGE(9)        EXPENSE RATIO(10)

                                                      Since            Since
                                                     6/30/06          2/29/08
                                         1 Year    Inception(7)     Inception(8)    1 Year     Since Inception    Gross      Net
                                        -----------------------------------------  ---------------------------   ----------------
Class A Shares(2)                       (41.73)%     (12.09)%             --       (45.06)%      (14.29)%(7)      2.69%     1.77%
Class B Shares(3)                       (42.17)      (12.72)              --       (44.74)       (14.02)(7)       3.45      2.52
Class C Shares(11)                          --           --           (33.46)%         --        (34.12)(8)       3.45      2.52
Russell 3000(R) Index(4)                (36.60)       (9.73)          (28.60)         NA             NA            NA        NA
Customized Benchmark (Aggressive)(5)    (40.25)       (9.76)          (30.88)         NA             NA            NA        NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
(5) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index, and 8% MSCI Emerging Markets Index. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition above). The Russell 2000(R) Index is a small-cap market index which measures the performance of the remaining 2,000 companies in the Russell 3000(R) Index. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on June30, 2006. The since inception index returns (without sales charges) are also from June 30, 2006.
(8) Class C shares commenced investment operations on February 29, 2008. The since inception index returns (without sales charges) are also from February 29, 2008.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.
(11)Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.

--------------------------------------------------------------------------------

================================================================================
 BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
Over the twelve month period ended October 31, 2008, the broad bond market represented by the Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 0.79%, while the MEMBERS Bond Fund returned 0.89% (Class A shares at net asset value).

ECONOMIC & MARKET REVIEW
Over the period, the yield curve steepened as the two-year U.S. Treasury rate fell by approximately 188 basis points more than the ten-year treasury rate. Consistent with a flight to quality, all investment-grade and high-yield bond sectors posted negative excess returns relative to treasury returns. Despite an overall negative tone to the prior twelve month period, April and May provided a reprieve from the carnage. Over these two months following the Bear Stearns bailout, the sun shone on risky assets as U.S. Treasury yields rose (meaning prices fell) across the maturity spectrum with only asset- backed securities and U.S. Treasuries underperforming the other bond sectors.

PORTFOLIO REVIEW
Sector weighting was the single most driving factor for fund performance versus both the index and peers. We remained underweight in agencies, mortgages and corporates while holding outsized positions in treasuries and cash relative to the index. It is also fair to say that we were less invested in investment-grade and high-yield corporate bonds relative to our peers. Within the corporate sector, having relatively more exposure to the better performing subsectors in industrials and utilities while significantly underweighting the worst performing subsector, financials, contributed positively to performance. Overweighting asset-backed securities and commercial mortgage-backed securities was detrimental to performance over the period. Normally, these sectors perform better than many other spread sectors when credit uncertainty arises. However, given the initial problems which arose in structured securities, this has not been the case. That being said, the decision to be in these sectors in lieu of investment-grade or high-yield corporate bonds was a good decision.

Yield curve positioning over the period was neither an overwhelming positive nor negative for performance. On the plus side, we maintained a slightly concentrated holding structure around a targeted duration which benefited the fund as the yield curve steepened. However, overall fund duration was less than that of the index which was a negative for performance as interest rates declined.

ECONOMIC & MARKET OUTLOOK
The future remains uncertain with respect to the economy, financial markets and government initiatives. As a result, we expect to maintain our defensive yet nimble posture. We plan to be net underweight the index in riskier asset classes and overweight U.S. Treasury securities which have benefited from general risk aversion by many market participants. The U.S. Treasury securities also provide liquidity that enables us to take advantage of unique opportunities and leave us in a good position to add beaten-down assets should the market turn.

MEMBERS Capital Advisors, Inc. - Adviser
Dean "Jack" Call, CFA, Portfolio Manager

--------------------------------------------------------------------------------
8

================================================================================
 BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES      MERRILL LYNCH U.S. CORPORATE,
                      MAXIMUM SALES CHARGE)(2)      GOVERNMENT & MORTGAGE INDEX(4)
10/31/1998                   $ 9,550                        $10,000
10/31/1999                     9,703                         10,034
10/31/2000                    10,177                         10,770
10/31/2001                    11,507                         12,341
10/31/2002                    11,992                         13,079
10/31/2003                    12,413                         13,723
10/31/2004                    12,966                         14,485
10/31/2005                    13,062                         14,667
10/31/2006                    13,676                         15,430
10/31/2007                    14,144                         16,274
10/31/2008                    14,270                         16,403

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                        % RETURN WITHOUT                            % RETURN AFTER
                                          SALES CHARGE                              SALES CHARGE(7)          EXPENSE RATIO(8)

                                                        Since      Since
                                                       12/29/97   6/30/06
                     1 Year  3 Years 5 Years 10 Years Inception  Inception  1 Year  3 Years 5 Years 10 Years  Gross     Net
                     -----------------------------------------------------  --------------------------------  --------------
Class A Shares(2)     0.89%   2.99%   2.83%   4.10%     4.34%        --     (3.64)%  1.44%   1.88%    3.62%   1.08%    0.90%
Class B Shares(3)     0.13    2.22     2.06   3.32      3.56         --     (4.23)   1.13    1.71     3.32    1.83     1.65
Class Y Shares(5)     1.14      --       --     --        --       3.90%       --      --      --       --    0.82     0.65
Merrill Lynch
  U.S. Corporate,
  Government &
  Mortgage Index(4)   0.79    3.80     3.63   5.07      5.41       4.77       NA      NA      NA       NA      NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 4.50% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. Corporate, Government & Mortgage Index, is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Assumes maximum applicable sales charge.
(8) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS High Income Fund returned -17.24% (Class A shares at net asset value), the Merrill Lynch U.S. High Yield Master II Constrained Index returned -26.23%. Although the fund generated a negative return, it significantly outperformed its benchmark.

ECONOMIC & MARKET REVIEW
The developments in the global financial markets during the last few months will no doubt mark one of the most dramatic periods on record. At the root of the problem was the continued deterioration of residential and commercial loans on the balance sheets of many financial institutions. However, during September-October, the magnitude and breadth of the problems seemed monumental. In just a three week period, the U.S. government nationalized Fannie Mae, Freddie Mac and AIG; Lehman Brothers filed for bankruptcy; Washington Mutual was seized by federal regulators; and Merrill Lynch and Wachovia were acquired at fire sale prices. The bankruptcy of Lehman Brothers represented a tipping point where the market swung from anxiousness to acute concern, and then to panic. Subsequent to this event, the global credit markets effectively froze as only government debt was perceived as safe. These dramatic developments and the increasing likelihood of a prolonged recession, pummeled virtually every asset class during the third quarter of 2008.

The average of the five major yield bond indices declined 25.73% over the last twelve months. Surprisingly, the damage was not caused by rising default rates or fundamental credit deterioration. In fact, the most significant forces affecting the high yield market were the technical reverberations from other financial markets combined with poor liquidity and the overhang of inventory as several troubled investment banks, brokers, and insurers restructured their operations. Moreover, forced liquidations by hedge funds meeting redemptions and margin calls led to indiscriminate selling and increased selling pressure. The average price of a bond in the Merrill Lynch U.S. High Yield Master II Index slid from $92.86 at the beginning of the reported period to $62.63 as of October 31, 2008. Yield spreads, the risk premium for investing in high yield bonds as measured by the Merrill Lynch U.S. High Yield Master II Index, rose to 1,617 basis points from 592 basis points on December 31, 2007.

The U.S. economy is reeling from a broken banking system. Small businesses have panicked as banks have become unwilling to lend, and large corporations are drawing down their lines of credit to ensure that they have the capital required to meet their obligations before nervous banks sever their financial lifelines. Credit is the oil of the U.S. economic engine, and without credit, job creation and business expansion are thwarted. The U.S. economy is currently being overwhelmed by two key negative developments: declining home prices and increasing household debt. Since peaking in July 2006, the S&P/Case-Shiller Home Price Index has plunged 19.5% with further declines expected by many economists. Unfortunately, until home prices stabilize, the U.S. economy cannot sustain a meaningful rebound. The other key variable contributing to economic weakness in the U.S. is household debt which has soared to approximately $14 trillion, nearly equal to the annual output of the entire domestic economy. The significant debt of U.S. consumers will likely cause further defaults in home mortgages, as well as delinquencies on credit card receivables, student loans, home equity loans, and auto loans. Consumers have been on a spending binge since 2000, and they need to re-liquefy and repair their personal balance sheets before a recovery can be sustainable. The projected pullback in consumer spending has caused a consumer-led recession that could be deep and prolonged. With nearly 70% of the U.S. economy predicated on consumer spending, a major curtailment of their expenditures will adversely impact GDP.

PORTFOLIO REVIEW
Security selection was the primary contributor to performance for the period, particularly the positive selection in, gaming, technology, and media/cable. Industry allocation benefited returns for the period, specifically the zero exposure to consumer/commercial/lease financing, banking, mortgage banking & thrifts, and real estate development & management, underweight relative to the index in printing & publishing and broadcast media, as well as the higher concentration in healthcare, environmental, and media/cable. CCC-rated bonds were the worst performing rating sector for the last twelve months. The fund's underweight relative to the index and positive selection in these credits benefited returns for the period. Deeply discounted bonds (i.e., bonds priced below $80) were the worst performing sector for the overall high yield market during the last twelve months. The fund's underweight in these credits contributed to relative performance for the period. The fund's out-of-index exposure to floating rate notes boosted returns for the year.

The portfolio is currently positioned with the expectation that the U.S. economy will experience a protracted recession. We have strategically minimized the portfolio's exposure to sectors that rely on consumer discretionary spending or that are exposed to the homebuilding or automotive sectors. Moreover, we have focused our investments on issuers we believe have reasonable debt levels and flexibility within their capital structures to withstand a substantial economic downturn. We have also minimized the fund's holdings in issuers that may need to access the capital markets in the next 12-18 months since credit rationing by financial institutions may continue at least through 2009.

ECONOMIC & MARKET OUTLOOK
We expect the high yield market to face challenges over the next several quarters. High yield default rates are forecasted to approach 3.5% by the end of 2008, and could jump to the 8-9% range by the end of 2009 due to a faltering economy and some issuers' inability to fund their short-term cash requirements. Given the recent fear, panic, and ostensible capitulation by some investors, we may be nearing a bottom despite major uncertainties. The unwinding of risk is painful but necessary in order to unravel years of excess in which many investors took for granted the risk and leverage required to achieve outsized returns. The days of easy and cheap credit are now etched in the history books to be studied by scholars. In the future, once the fear and panic subside, there should be significant opportunity for capital appreciation in the high yield bond market. However, patience, perseverance, and solid credit skills will be required to successfully navigate these unsettling times.

MEMBERS Capital Advisors, Inc. - Adviser
Shenkman Capital Management, Inc. - Subadviser
Mark R. Shenkman; Frank X. Whitley; Mark J.Flanagan, CPA, CFA;Portfolio Managers

--------------------------------------------------------------------------------
10

================================================================================
HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,7)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES     MERRILL LYNCH U.S. HIGH YIELD      MERRILL LYNCH U.S. HIGH
                      MAXIMUM SALES CHARGE)(2)     MASTER II CONSTRAINED INDEX(4)     YIELD MASTER II INDEX(5)
10/31/1998                    $ 9,550                         $10,000                         $10,000
10/31/1999                     10,475                          10,561                          10,556
10/31/2000                     10,389                          10,384                          10,667
10/31/2001                     10,188                          10,389                          10,673
10/31/2002                     10,222                           9,711                          10,131
10/31/2003                     12,377                          12,925                          13,450
10/31/2004                     13,705                          14,501                          15,086
10/31/2005                     14,095                          15,069                          15,635
10/31/2006                     15,269                          16,627                          17,163
10/31/2007                     16,233                          17,765                          18,357
10/31/2008                     13,435                          13,054                          13,164

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(7)

                                        % RETURN WITHOUT                            % RETURN AFTER
                                          SALES CHARGE                              SALES CHARGE(8)          EXPENSE RATIO(9)

                                                        Since      Since
                                                       12/29/97   6/30/06
                     1 Year  3 Years 5 Years 10 Years Inception  Inception  1 Year  3 Years 5 Years 10 Years  Gross     Net
                     -----------------------------------------------------  -------------------------------- ---------------
Class A Shares(2)    (17.24)%  (1.59)% 1.65%   3.47%     2.63%       --     (20.93)% (3.07)% 0.71%   2.99%    1.21%    1.00%
Class B Shares(3)    (17.93)   (2.32)  0.91    2.71      1.88        --     (21.40)  (3.27)  0.62    2.71     1.96     1.75
Class Y Shares(6)    (17.09)      --     --      --        --     (3.26)%       --      --     --      --     0.94     0.75
Merrill Lynch
  U.S.High
  Yield Master II
  Constrained
  Index(4)           (26.23)   (4.67)  0.14    2.79      2.39     (7.44)       NA      NA     NA      NA       NA       NA
Merrill Lynch
  U.S.High
  Yield Master II
  Index(5)           (26.52)   (4.67)  0.20    2.70      2.31     (7.51)       NA      NA     NA      NA       NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 4.50% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) Effective February 2008, the benchmark for the fund changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index to better reflect the fund's portfolio. The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.
(5) The Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.
(6) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(7) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(8) Assumes maximum applicable sales charge.
(9) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Diversified Income Fund returned -15.39% (Class A shares at net asset value) while the Russell 1000(R) Index returned -36.80% and the Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 0.79%. Of the sectors within the stock portfolio, financials contributed the most to performance due primarily to good stock selection, and partly due to being underweight the index. Also adding was the fund's underweight relative to the index in utilities, while being overweight in materials detracted from performance. Out of benchmark stocks also affected performance in both energy, where Conoco Phillips detracted from performance, and consumer staples where Procter & Gamble aided.

ECONOMIC & MARKET REVIEW
After years of individuals consuming more than we produced and accumulating record high debt levels, the markets began to reverse these trends during the reporting period. As deleveraging gathered steam, the economy began to contract. Consumption decelerated, and financial and real asset prices declined as debt was liquidated. Also over the period, the yield curve steepened as the two-year U.S. Treasury rate fell by approximately 188 basis points more than the ten-year U.S. Treasury rate. Consistent with a flight to quality, all investment-grade and high-yield bond sectors posted negative excess returns relative to U.S. Treasury securities' returns. Despite an overall negative tone to the prior twelve month period, April and May provided a reprieve from the carnage. Over these two months following the Bear Stearns bailout, the sun shone on risky assets as U.S. Treasury yields rose (meaning prices fell) across the maturity spectrum with only asset-backed securities and U.S. Treasuries underperforming other bond sectors.

PORTFOLIO REVIEW
Within the stock portion of the fund, we initiated positions in Marsh & McLennan, Bank of New York, PNC Financial, and Pacific Gas & Electric, all of which added at least +.10%. We eliminated positions in Freddie Mac, which then fell substantially, and resulted in a +.33% performance versus the benchmark. We also eliminated Carnival Cruise Lines, which plans to halt dividend payments in 2009, however this stock detracted from performance by -.24%. We profitably closed out positions in Anheuser-Busch and Wal-Mart, which added +.23% and +.31%, respectively.

Within the bond portion of the fund, sector weighting was the single most driving factor for fund performance versus both the index and peers. We remained underweight in agencies, mortgages and corporates while holding outsized positions in treasuries and cash relative to the index. Within the corporate sector, having relatively more exposure to the better performing sub sectors in industrials and utilities while significantly underweighting the worst performing sub sector, financials, contributed positively to performance. Overweighting asset-backed securities and commercial mortgage-backed securities was detrimental to performance over the period. Normally, these sectors perform better than many other spread sectors when credit uncertainty arises. However, given the initial problems which arose in structured securities, this has not been the case. That being said, the decision to be in these sectors in lieu of investment-grade or high-yield corporate bonds was a good decision. Yield curve positioning over the period was neither an overwhelming positive nor negative for performance. On the plus side, we maintained a slightly concentrated holding structure around a targeted duration which benefited the fund as the yield curve steepened. However, overall fund duration was less than that of the index, which was a negative for performance as interest rates declined.

REVIEW OF TOP TEN HOLDINGS
Top ten holdings for the stock allocation in order were Johnson & Johnson, General Electric, Chevron, AT&T, Bank of America, Pfizer, JP Morgan, Wells Fargo, US Bancorp, and Altria. During the period they represented approximately 40% of the equity portfolio. The worst of these top ten positions was Bank of America, which detracted from performance by -.12%. US Bancorp added +.55%, and Johnson & Johnson and Altria both added +.13%.

The top ten holdings for the bond allocation consisted of a split between U.S. Treasury securities, mortgage-backed securities including Banc of America Alternative Loan Trust, FHLMC, and FNMA, and corporate bonds including MidAmerican Energy Co, Amgen, and AARP.

ECONOMIC & MARKET OUTLOOK
The stock portfolio is conservatively positioned, focused on companies that are not reliant on external funding, better balance sheets, more stable cash flow streams, and larger size. We are prepared for an economy that we believe will have a difficult time expanding for at least one to two years. The future remains uncertain with respect to the economy, financial markets and government initiatives. As a result, we expect our bond portfolio to maintain our defensive yet nimble posture. We plan to be net underweight the index in riskier asset classes and overweight U.S. Treasury securities, which have benefited from general risk aversion by many market participants. The U.S. Treasury securities also provide liquidity that enables us to take advantage of unique opportunities and leave us in a good position to add beaten-down assets should the market turn.

MEMBERS Capital Advisors, Inc. - Adviser
John H. Brown, CFA; and Dean "Jack" Call, CFA, Portfolio Managers

--------------------------------------------------------------------------------
12

================================================================================
 DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES      MERILL LYNCH U.S. CORPORATE,
                      MAXIMUM SALES CHARGE)(2)     GOVERNMENT & MORTGAGE INDEX(4)     RUSSELL 1000(R) INDEX(5)
10/31/1998                    $ 9,425                         $10,000                         $10,000
10/31/1999                     10,894                          10,034                          12,558
10/31/2000                     11,837                          10,770                          13,696
10/31/2001                     10,826                          12,341                          10,130
10/31/2002                     10,005                          13,079                           8,650
10/31/2003                     11,277                          13,723                          10,581
10/31/2004                     12,147                          14,485                          11,568
10/31/2005                     12,844                          14,667                          12,779
10/31/2006                     14,125                          15,430                          14,827
10/31/2007                     14,967                          16,274                          17,056
10/31/2008                     12,663                          16,403                          10,779

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                      % RETURN WITHOUT                        % RETURN AFTER
                                        SALES CHARGE                          SALES CHARGE(7)             EXPENSE RATIO(8)

                            1 Year    3 Years   5 Years  10 Years  1 Year    3 Years   5 Years  10 Years   Gross      Net
                            -------------------------------------  -------------------------------------  ----------------
Class A Shares(2)           (15.39)%  (0.47)%    2.35%     3.00%   (20.27)%  (2.42)%   1.14%      2.39%     1.25%    1.10%
Class B Shares(3)           (16.01)   (1.21)     1.58      2.24    (19.39)   (2.19)    1.24       2.24      2.00     1.85
Russell 1000(R) Index(5)    (36.80)   (5.51)     0.37      0.75       NA       NA       NA         NA        NA       NA
Merrill Lynch U.S.
  Corporate,Government &
  Mortgage Index(4)           0.79     3.80      3.63      5.07       NA       NA       NA         NA        NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(5) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Assumes maximum applicable sales charge.
(8) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
The MEMBERS Large Cap Value Fund experienced a return of -36.17% (Class A shares at net asset value) for the fiscal year, outperforming the Russell 1000(R)Value Index which returned -36.80%. These extraordinary negative returns were the result of a severe bear market brought on by the financial crisis, a global economic slowdown, and a continuing drop in corporate profitability and earnings expectations. We began to see signs of widespread weakness in mid 2007 and positioned the fund in a defensive manner. We entered this year with an underweight relative to the index in financials and maintained an underweight position most of the year, expecting the credit crisis to produce losses greater than the market appeared to anticipate. Conversely, the fund was overweight the consumer staples sector. Staples include products that consumers purchase and use frequently, meaning sales and profits hold up reasonably well in a recession. Both of these strategic positions benefited the fund this year, as consumer staples was the best performing sector by a wide margin (down "only" 14%) while financials was the second worst performing sector falling 50%.

PORTFOLIO REVIEW
Stock selection was mixed during the year, but generally positive. Within staples, the fund benefited from owning Wal-Mart as consumers traded down their spending habits in a weakening economy. The fund also saw outperformance from its holdings in Heinz, Kellogg and General Mills well ahead of the index. Overweights relative to the index in Proctor & Gamble, Johnson & Johnson and Clorox performed a similar role in the consumer products space. Within financials, our preference for high quality, lower credit risk companies was rewarded as significant holdings in strong banks such as Wells Fargo, U.S. Bancorp and BB&T outperformed the sector by more than 40%. We did suffer negative return contributions from some credit exposed financial stocks such as Lehman Brothers, XL Capital and Prudential. In these cases, the value of the firm's balance sheet assets came into question and led to significant stock declines. We also saw negative return contributions from commodity stocks Alcoa and Freeport McMoRan Copper as we underestimated the speed and severity of the global economic slowdown which translated into a rapid decline in the price of raw materials.

REVIEW OF TOP TEN HOLDINGS
As of fiscal year end, the top ten active overweight positions relative to the fund's index were Wal-Mart, Travelers, Proctor & Gamble, JP Morgan Chase, Met Life, U.S. Bancorp, Johnson & Johnson, IBM, Waste Management, and Heinz. Although they represent different sectors, these companies share the common traits of being high quality, well managed, and more defensive businesses that are leaders in their industry that we believe should perform relatively well in an economic slowdown.

ECONOMIC & MARKET OUTLOOK
As we exited fiscal year end 2008, the fund remained defensively positioned. We foresee continued economic distress throughout the developed world and expect the economic and profits recession to last into 2009. We also expect to remain tilted toward higher quality financial companies, but plan to reduce our underweight relative to the index in that sector on the belief that government programs and policies will lead to a stabilized financial system in the next year. Furthermore, many valuation indicators we monitor suggest that stocks are selling at below average prices, so we will direct a portion of our research efforts toward identifying currently depressed companies that may offer better than average return potential in an eventual recovery scenario that would favor more cyclical opportunities.

MEMBERS Capital Advisors - Adviser
Scott D. Opsal, CFA, Portfolio Manager

--------------------------------------------------------------------------------
14

================================================================================
 LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)          RUSSELL 1000(R) VALUE INDEX(4)
10/31/1998                    $ 9,425                              $10,000
10/31/1999                     11,530                               11,652
10/31/2000                     12,326                               12,295
10/31/2001                      9,809                               10,837
10/31/2002                      8,287                                9,751
10/31/2003                      9,857                               11,982
10/31/2004                     10,989                               13,833
10/31/2005                     12,040                               15,474
10/31/2006                     14,297                               18,795
10/31/2007                     15,852                               20,831
10/31/2008                     10,118                               13,166

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                       % RETURN WITHOUT                                  % RETURN AFTER
                                         SALES CHARGE                                    SALES CHARGE(7)           EXPENSE RATIO(8)

                                                            Since      Since
                                                           12/29/97   6/30/06
                    1 Year    3 Years  5 Years  10 Years  Inception  Inception  1 Year   3 Years  5 Years  10 Years  Gross      Net
                    ----------------------------------------------------------  ----------------------------------- ----------------
Class A Shares(2)   (36.17)%  (5.63)%   0.52%     0.71%     1.51%        --     (39.84)%  (7.49)%  (0.65)%   0.12%   1.20%    1.20%
Class B Shares(3)   (36.59)   (6.31)   (0.21)    (0.04)     0.75         --     (39.42)   (7.39)   (0.59)   (0.04)   1.95     1.95
Class Y Shares(5)   (35.97)      --       --        --        --      (9.91)%       --       --       --       --    0.89     0.89
Russell 1000(R)
  Value Index(4)    (36.80)   (5.24)    1.90      2.79      3.49     (10.67)       NA       NA       NA       NA      NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Assumes maximum applicable sales charge.
(8) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Large Cap Growth Fund outperformed it's benchmark, the Russell 1000(R)Growth Index, by 61 basis points despite extreme market volatility throughout the year. Brutal bear market conditions gripped virtually all financial asset classes, including equities. The Russell 1000(R)Growth Index returned -36.95% for the period, while the fund returned -36.34% (Class A shares at net asset value). No active manager controls the markets; however we do strive to add incremental relative value each period.

Sector emphasis on healthcare, energy, and technology aided performance, as did underweight positions, relative to the index, in consumer discretionary and utilities. Within healthcare, our largest area of contribution, we targeted biotechnology. Genentech, one of our top ten holdings, was up 11% during the fiscal year as Roche, its controlling shareholder, recognized its undervaluation by bidding for the remaining 44% of the company it does not own. Vertex, another top ten holding, will have a first-to-market treatment for hepatitis C, a large chronic viral condition. The stock reacted favorably to this scientific breakthrough. Within energy, we are emphasizing natural gas stocks since we believe natural gas is undervalued versus crude oil. In addition, we continue to believe this domestically produced clean fuel source will be preferred in the future. Winners in the natural gas production area were Petrohawk Energy and EOG Resources, both companies with excellent acreage positions for future development. Within technology, we benefited from owning Google, IBM, and Microchip Technologies. Google not only remains an innovative growth franchise, but like IBM and Microchip, has steady earnings prospects and a solid balance sheet.

The most significant detractor from the fund's return relative to the index was its underweight in consumer staples stocks, traditionally a defensive group. While we did own Coca Cola, Wal-Mart, and Colgate to name a few, we believed other consumer staples stocks were too expensive compared to alternatives.

ECONOMIC & MARKET REVIEW
The market peaked in mid October of 2007, then trended sideways to down in an orderly fashion until plummeting in September of 2008. In hindsight, the seizing up of the credit markets last August was a prescient event triggering massive deleveraging which ultimately drove the global economy into a deep recession. Because of the enormity of the scale of the credit bubble, an accurate prediction of the dimensions of its unwinding was elusive for most participants in any traded market.

The economic effects from the peaking in credit were slow to develop and were perceived to be initially mild because interest rates were low and global growth was robust, as reflected in the ensuing boom in commodities prices. For example, the price of crude oil was $90 per barrel on October 31, 2007 and did not peak until July of 2008 at $147 per barrel. This 50% increase bolstered investors' confidence that economic growth was more sustainable than it turned out to be. Concerns now have rapidly shifted from inflationary fears to capital preservation. We believe the global recession will be the worst in over 50 years.

PORTFOLIO REVIEW
During the period, we initiated significant positions in Petrohawk, Hologic, and Axis Capital during the year. Petrohawk is a prime beneficiary of a new unconventional natural gas field in the Haynesville formation in East Texas and Louisiana. Hologic is the leading provider of digital mammography screening equipment. Axis Capital is a property casualty re-insurer which will benefit from an expected incipient turn in the pricing cycle. Significant positions we sold out of during the year were Goldman Sachs, Harley Davidson, and Applied Materials. Goldman Sachs, a leading investment bank, was sold because its future profitability will likely be permanently lowered due to a reduction in the debt leverage used in its businesses. Harley Davidson motorcycles are highly discretionary purchases, and given the recession, further earnings deterioration is likely. Applied Materials is a semi-conductor equipment manufacturer which also has a solar division. While a promising technology, we believe its solar production will miss expectations for growth.

REVIEW OF TOP TEN HOLDINGS
The top ten holdings of the fund account for approximately 35% of portfolio assets, as we believe in concentrating our assets into our best ideas. We strongly believe sustainable global growth franchises such as these top five holdings listed below will likely reward shareholders over time. These companies have the balance sheet strength providing financial flexibility, are innovative, and sell into global markets.

  o Cisco Systems was selling at 12 times earnings, had $5 per share in cash, no debt, over 20% net income margins, and we believe will continue to grow at an above average rate for the foreseeable future.

  o Google sold at 14 times earnings, had $45 per share in cash, no debt, over 20% net income margins, and we believe the company will continue to grow at an above average rate.

  o Genentech was selling at 20 times earnings, had $5.50 per share in cash, low debt, over 20% net income margins, and we believe will continue to grow for the foreseeable future.

  o Microsoft sold at 10 times earnings, had $2.50 per share in cash, no debt, over 20% net income margins, and we believe will continue to grow for the foreseeable future.

--------------------------------------------------------------------------------
16

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

  o IBM sold at 9 times earnings, had $7.25 per share in cash, had 30% debt to total capital, is estimated to generate over $9.00 per share in free cash flow this year, and 75% of its business is services and software with involvement in 150 different countries.

We do not simply buy and hold stocks; instead we actively manage our top ten as drivers of portfolio performance. We believe different types of growth stocks will be successful holdings under different economic and market conditions. Currently, as noted, we believe in high quality companies.

ECONOMIC & MARKET OUTLOOK
The rapidity and breadth of the economic collapse stemming in part from poorly collateralized credit is stunning. Given the magnitude of the shock, it will likely take time to recover. Policy responses have been equally forceful and rapid, and we believe it is not a matter of "if" the massive government fiscal and monetary stimulus will turn things around, but rather "when". There is an old saying on Wall Street "Don't fight the Fed"; meaning once the Fed got involved in a situation, its will would ultimately prevail. Given that in this downturn, since not only is the Federal Reserve involved but so are Treasury, Congress, foreign central banks, and foreign governments, it will likely be true once again.

We believe equities will be priced at very attractive levels. While the economic stress has caused earnings to deteriorate and induced some investors to sell, a portion of the decline in stock prices is due to forced selling of positions as the leverage in hedge funds and other entities is reduced. It is the latter that is creating opportunities. We believe that equity volatility will remain above average. This means that stock prices will likely have wide swings, both down and up. Lately we have been subject to seemingly relentless downside volatility. We anticipate sharp rallies too, given how bearish sentiment is and how attractively priced stocks are. Therefore, we tend to buy favored issues such as our top ten holdings on dips and take profits when sentiment improves.

The United States is at a cross roads. On one path are the "old" systems and attitudes which had developed over years of easy credit and overconfidence on the part of all economic participants. On the other path is a potential "re-engineered" country, which relatively quickly adapts its systems and attitudes to the new global economic order. Should we effectively be able to make this transition of re-aligning resources to solve legacy problems, we can retain global financial leadership. We believe the markets are currently debating the likelihood of which path we will take, and there are strong arguments on both sides of the aisle. We are positioned with a bias towards success in that transition, given current stock price levels and coordinated policy responses.

MEMBERS Capital Advisors, Inc. - Adviser
Bruce A. Ebel, CFA, CIC, CFP(R), Portfolio Manager

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                      This page is left blank intentionally

--------------------------------------------------------------------------------
18

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)     RUSSELL 1000(R) GROWTH INDEX(4)
10/31/1998                    $ 9,425                        $10,000
10/31/1999                     11,714                         13,425
10/31/2000                     14,071                         14,677
10/31/2001                     10,964                          8,814
10/31/2002                      8,273                          7,085
10/31/2003                     10,206                          8,631
10/31/2004                     11,056                          8,923
10/31/2005                     11,787                          9,709
10/31/2006                     12,697                         10,761
10/31/2007                     15,020                         12,830
10/31/2008                      9,561                          8,089

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                        % RETURN WITHOUT                                 % RETURN AFTER
                                          SALES CHARGE                                   SALES CHARGE(7)           EXPENSE RATIO(8)

                                                             Since     Since
                                                           12/29/97   6/30/06
                    1 Year    3 Years  5 Years  10 Years  Inception  Inception  1 Year   3 Years  5 Years  10 Years  Gross     Net
                    ----------------------------------------------------------  ----------------------------------- ---------------
Class A Shares(2)   (36.34)%  (6.74)%  (1.30)%    0.14%     1.06%        --     (40.00)%  (8.57)%  (2.45)%  (0.44)%  1.43%    1.20%
Class B Shares(3)   (36.77)   (7.42)   (2.01)    (0.59)     0.33         --     (39.62)   (8.51)   (2.40)   (0.59)   2.18     1.95
Class Y Shares(5)   (36.16)      --       --        --        --      (8.49)%       --       --       --       --    1.16     0.95
Russell 1000(R)
  Growth Index(4)   (36.95)   (5.90)   (1.29)    (2.10)    (0.03)     (8.77)       NA       NA       NA       NA      NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 1000(R)Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Assumes maximum applicable sales charge.
(8) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Mid Cap Value Fund returned -38.40% (Class A shares at net asset value) compared with -38.83% for the Russell Midcap(R)Value Index. October proved the worst month we can recall for the equity markets, with the index losing nearly 23%. For the year, the greatest positive contributions came from the fund's underweight relative to the index of consumer discretionary stocks (the sector lost 52% for the period) based on our outlook for reduced consumer spending. Performance was also driven by stock selection which was strongest in the consumer discretionary and consumer staples sectors. The fund also saw a large benefit from holding larger-than-normal cash reserves in a declining market. The greatest negatives came from holdings within energy and materials, both sectors that strongly outperformed in the early part of the fiscal year, but then sharply reversed beginning in mid-July 2008. Stock selection in the industrials and health care sectors also detracted from performance.

ECONOMIC & MARKET REVIEW
The period was characterized by the ongoing bursting of the housing bubble that in turn morphed into a broad-based economic slow-down. Rising delinquencies in subprime mortgages began the downward spiral of house price declines, rising foreclosures, mark-downs in securitized bonds of every stripe, earnings losses for multiple financial institutions, and broad-based contagion across the global financial system. The next leg of that is now manifesting itself in a global economic slowdown that is negatively impacting consumer spending and in turn reducing manufacturing, sales, and services across all sectors as well as causing a sharp reversal in commodity prices including oil, metals, and gold.

PORTFOLIO REVIEW
The fund mid cap segment managed by MEMBERS Capital Advisors, Inc. started off the year overweight relative to the index in both materials and energy believing that even with the economic slowdown in the U.S., the urbanization and expansion of emerging markets would sustain demand in metals, fertilizers, and energy. The fund was concurrently underweight relative to the index in financials due to the expanding problems of housing, and in consumer discretionary on the slowing economy and poor outlook for consumer spending. Defensive positions were held in health care and consumer staples. As the year unfolded, and particularly in the summer, the fund reversed course and reduced materials to underweight and energy to neutral relative to the index as it became clearer that the downdraft in the U.S. was affecting the global economy as well, and the demand for those products would not hold. For example, one of the fund's largest holdings during the year was The Mosaic Company, a fertilizer company, whose position was cut by two-thirds. Similarly, the fund reduced positions in metal companies Nucor Corporation and Freeport-McMoRan. Within consumer discretionary, we virtually eliminated home builders from our holdings. And in financials, we expanded our underweight relative to the index within commercial banks and REITs while building our positions in better quality companies including BlackRock, Inc. and JPMorgan Chase & Co.

For the small/mid cap value segment of the fund subadvised by Wellington Management Company, LLP, the relative outperformance was driven by both stock selection and sector allocation, which is a fall-out of our bottom-up stock selection. Stock selection was strongest in the consumer discretionary, materials, and consumer staples sectors. The fund's overweight position relative to the index in the defensive consumer staples sector and underweight of information technology contributed positively to results. Stock selection in the industrials and health care sectors detracted from performance as did an overweight to consumer discretionary and an underweight of utilities. Key individual contributors to relative performance were Whiting Petroleum (energy), Casey's General Stores (food & staples retailing), and O'Reilly Automotive (retailing). Detractors from relative performance during the period included ACCO Brands (commercial & professional services), Belden (Capital Goods), and Orthofix International (health care equipment & services).

REVIEW OF TOP TEN HOLDINGS
The fund was not highly concentrated given our outlook for continued economic distress and the potential for negative surprises. The top ten holdings (including cash) accounted for only 17% of the portfolio with only half-dozen individual names over 100 basis points of relative overweight versus the benchmark. The list is an eclectic group that focused on higher quality names with sound balance sheets and sustainable dividends; companies with some advantage in the current environment, and attractive valuation, including JPMorgan Chase & Co. and BlackRock, Inc.; TJX Companies, Inc., Costco Wholesale Corp., and Wal-Mart; Maxim Integrated Products Inc. and Hologic Inc.

ECONOMIC & MARKET OUTLOOK
The markets already corrected severely, but the timing of the ultimate bottom remains unknown. Still, we expect valuations to be attractive, the Federal Reserve and Treasury have and are expected to continue to add stimulus and liquidity to financial markets, and the "oil tax" has been cut in half. The markets, therefore, have the makings for a recovery. As such, the fund is positioned to take advantage of those factors and has built a cash position to be ready to more aggressively add to holdings when appropriate. In addition, we anticipate the quality of the portfolio will continue to be upgraded as we swap companies with poorer outlooks and balance sheets for stronger competitors at bargain prices.

MEMBERS Capital Advisors, Inc. - Adviser
Livia S. Asher, Portfolio Manager

Wellington Management Company, LLP - Subadviser
Timothy J. McCormack, CFA; Shaun F. Pedersen, Portfolio Mangers

--------------------------------------------------------------------------------
20

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)     RUSSELL MIDCAP(R) VALUE INDEX(4)
2-28-01 Inception             $ 9,425                        $10,000
10/31/2001                      8,935                          9,255
10/31/2002                      8,149                          8,980
10/31/2003                     10,488                         11,986
10/31/2004                     11,733                         14,352
10/31/2005                     13,370                         17,151
10/31/2006                     15,768                         20,670
10/31/2007                     17,335                         22,561
10/31/2008                     10,679                         13,802

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                    % RETURN WITHOUT                                 % RETURN AFTER
                                      SALES CHARGE                                   SALES CHARGE(9)              EXPENSE RATIO(10)

                                                  Since        Since
                                                 2/28/01      6/30/06                                   Since
                   1 Year    3 Years  5 Years  Inception(7)  Inception(8)  1 Year    3 Years  5 Years  Inception(7)  Gross    Net
                   ------------------------------------------------------  ---------------------------------------- --------------
Class A Shares(2)  (38.40)%  (7.22)%    0.36%     1.64%            --      (41.95)%  (9.03)%  (0.82)%     0.86%      1.69%    1.40%
Class B Shares(3)  (38.97)   (7.97)    (0.47)     0.83             --      (41.43)   (8.70)   (0.74)      0.83       2.44     2.15
Class Y Shares(5)  (37.53)      --        --        --         (12.25)%        --       --       --         --       1.43     1.15
Russell Midcap(R)
  Value Index(4)   (38.83)   (6.82)     2.97      4.29         (12.86)        NA       NA       NA         NA         NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell Midcap(R)Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on February 28, 2001. The annualized since inception index return (without sales charges) is also from February 28, 2001.
(8) Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return (without sales charges) is also from June 30, 2006.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Mid Cap Growth Fund returned -44.71% (Class A shares at net asset value), while the Russell Midcap(R)Growth Index returned -42.65%.

ECONOMIC & MARKET REVIEW
During the year, most major indices suffered deep double-digit negative returns. Equity markets fell sharply amid a significant deterioration in both credit market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, significantly reshaping the global financial map. Impaired access to capital threatened to spill over into the real economy, reducing expectations for global growth and forcing energy and commodity prices sharply lower. Economic data reported during the most recent quarter provided little encouragement to investors, as housing, employment, and manufacturing metrics all trended downward. Within the Russell Midcap(R)Growth Index, all ten broad economic sectors posted double-digit negative returns with five falling in excess of 45%.

PORTFOLIO REVIEW
Stock selection in the health care, industrials, and consumer staples sectors detracted the most from relative performance. These negative results were partially offset by strong stock selection in the information technology and consumer discretionary sectors. Though sector weights are a fall-out of bottom-up stock selection, our underweight to the underperforming utilities sector and overweight to the defensive health care sector were positive contributors to relative returns.

Key individual contributors to relative performance were Hub Group (transportation), Cleveland-Cliffs (materials), and Perot Systems (software & services). Shares of Hub Group, a freight transportation management company, increased as the company reported strong quarterly earnings during the year. Cleveland-Cliffs, an international mining company, benefited during the run-up of commodities and precious minerals earlier in the year. Perot Systems, a worldwide provider of information technology services and business solutions, rallied as the company announced better-than-expected revenue and earnings for the second quarter.

Detractors from relative performance included Coventry Health Care (health care equipment & services), Oshkosh (capital goods), and Terex (capital goods). Shares of Coventry Health Care, a diversified managed healthcare company, fell sharply after the company posted a significant decline in quarterly earnings hurt by charges on investment impairments, and lowered the midpoint of its full year earnings outlook. Oshkosh, a global specialty truck, vehicle, and access equipment manufacturing company, declined after the company warned that quarterly earnings will be weaker-than-expected as a slowdown in the U.S. economy spreads to its European sales. Terex, a global manufacturer of mining and building equipment, suffered from declining quarterly earnings and a reduced full-year outlook, and the subsequent removal from the S&P 500 Index.

ECONOMIC & MARKET OUTLOOK
We plan to continue to look for high-quality sustainable growth companies that we think will deliver improving margins, growing profits, and higher returns on investments. We ended the period with an overweight to the energy, information technology, and health care sectors and an underweight to the utilities, consumer discretionary, and industrials sectors relative to the Russell Midcap(R)Growth Index.

MEMBERS Capital Advisors, Inc. - Adviser
Wellington Management Company, LLP - Subadviser
Francis J. Boggan, CFA, Portfolio Manager

--------------------------------------------------------------------------------
22

================================================================================
 MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)      RUSSELL MIDCAP(R) GROWTH INDEX(4)
2-29-00 Inception             $9,425                             $10,000
10/31/2000                     7,417                               9,164
10/31/2001                     4,024                               5,244
10/31/2002                     3,289                               4,320
10/31/2003                     4,204                               6,018
10/31/2004                     4,552                               6,545
10/31/2005                     5,052                               7,587
10/31/2006                     5,910                               8,688
10/31/2007                     7,022                              10,401
10/31/2008                     3,882                               5,965

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                      % RETURN WITHOUT                               % RETURN AFTER
                                         SALES CHARGE                                SALES CHARGE(9)              EXPENSE RATIO(10)

                                                 Since        Since
                                                2/29/00      6/30/06                                   Since
                    1 Year  3 Years  5 Years  Inception(7)  Inception(8)   1 Year  3 Years  5 Years  Inception(7)  Gross      Net
                    ----------------------------------------------------  --------------------------------------- ----------------
Class A Shares(2)   (44.71)% (8.40)% (1.58)%    (9.72)%         --        (47.86)%  (10.21)% (2.73)%   (10.34)%    1.50%      1.40%
Class B Shares(3)   (45.18)  (9.11)  (2.32)    (10.40)          --        (47.63)   (10.18)  (2.71)    (10.40)     2.25       2.15
Class Y Shares(5)   (44.66)     --      --         --       (13.69)%          --        --      --         --      1.22       1.15
Russell Midcap(R)
  Growth Index(4)   (42.65)  (7.70)  (0.18)     (5.78)      (13.06)          NA        NA      NA         NA        NA         NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell Midcap(R)Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on February 29, 2000. The annualized since inception index return (without sales charges) is also from February 29, 2000.
(8) Class Y shares commenced investment operations on June 30, 2006. The annualized since inception index return (without sales charges) is also from June 30, 2006.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended October 31, 2008, the MEMBERS Small Cap Value Fund returned -28.02%, (Class A shares at net asset value) outperforming the Russell 2000(R)Value Index which returned -30.54%. Within the Russell 2000(R)Value Index, all ten broad economic sectors posted negative returns. The telecommunications services, consumer discretionary, and information technology sectors were the weakest performers, while the utilities and consumer staples suffered the least.

ECONOMIC & MARKET REVIEW
During the year, most major indices suffered deep double-digit negative returns. Equity markets fell sharply amid a significant deterioration in both credit market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, significantly reshaping the global financial map. Impaired access to capital threatened to spill over into the real economy, reducing expectations for global growth and forcing energy and commodity prices sharply lower. Economic data reported during the past quarter provided little encouragement to investors, as housing, employment, and manufacturing metrics all trended downward.

PORTFOLIO REVIEW
Stock selection during the one year period drove the favorable relative return as strong stock selection in consumer discretionary, materials, and energy helped offset weak stock selection in industrials, utilities, and health care. Although sector allocation is a residual of our bottom-up stock selection, the fund's underweight relative to the index in information technology contributed positively while an overweight to the weakening consumer discretionary sector and underweight to financials detracted from relative returns.

Key individual contributors to relative performance were Whiting Petroleum (energy), Zep (materials), Casey's General Stores (food & staples retailing). Oil and gas exploration and production company, Whiting Petroleum, profited during the first half of 2008 from the unprecedented run-up in oil prices. Cleaning solutions provider, Zep, reported higher earnings due to favorable foreign currency translation on international sales. Casey's General Stores, a Midwest-based convenience store operator, benefited from high gasoline margins and effectively passing along rising food costs to its customers.

Detractors from relative performance during the period included Belden (capital goods), ACCO Brands (commercial & professional services), ASTA Funding (diversified financials). Belden, a supplier of copper cable, fiber optic cable, and wireless solutions and ACCO Brands, a leading branded office products supplier, declined after reporting lower than expected earnings driven by weak end market demand and cost pressures. Shares of ASTA Funding, a consumer receivable asset management and liquidation company, declined along with the financial sector as earnings and cash flow slowed during the year.

ECONOMIC & MARKET OUTLOOK
The Small Cap Value investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. We ended the one-year period as of October 31, 2008 with an overweight to the industrials, consumer discretionary, and health care sectors and an underweight to the financials, information technology, and utilities sectors relative to the Index.

MEMBERS Capital Advisors, Inc. - Adviser
Wellington Management Company, LLP - Subadviser
Timothy J. McCormack, CFA and Shaun F. Pederson, Portfolio Managers

--------------------------------------------------------------------------------
24

================================================================================
 SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)      RUSSELL 2000(R) VALUE INDEX(4)
12/27/06 Inception            $9,425                          $10,000
10/31/2007                     9,764                            9,831
10/31/2008                     7,029                            6,829

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                      % RETURN WITHOUT                              % RETURN AFTER
                                        SALES CHARGE                                SALES CHARGE(9)              EXPENSE RATIO(10)

                                           Since              Since                                   Since
                                          12/27/06           1/9/07                                 12/27/06
                     1 Year            Inception(7)        Inception(8)   1 Year                  Inception(7)     Gross     Net
                     --------------------------------------------------   ------------------------------------    ---------------
Class A Shares(2)    (28.02)%            (14.69)%                --       (32.14)%                  (17.38)%       2.85%    1.50%
Class B Shares(3)    (28.38)             (15.23)                 --       (31.54)                   (17.05)        3.60     2.25
Class Y Shares(5)    (27.71)                 --              (13.84)%         --                        --         2.60     1.25
Russell 2000(R)
  Value Index(4)     (30.54)             (18.64)             (18.24)         NA                        NA           NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 2000(R)Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 27, 2006. The annualized since inception index return (without sales charges) is also from December 27, 2006.
(8) Class Y shares commenced investment operations on January 9, 2007. The annualized since inception index return (without sales charges) is also from January 9, 2007.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on estimated expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ending October 31, 2008, the market as a whole was led drastically down by a failing economy and banking system. While small capitalization companies were rewarded for their size, their stock prices were also symmetrically penalized for their above average risk relative to large company stocks during the downward trending market. That said, the Russell 2000(R)Growth Index (-37.87%) marginally underperformed the broad market Russell 3000(R) Index (-36.60%) and S&P 500 Index (-36.10%). The Russell 2000(R)Value
Index (-30.54%) led the overall market by 0.50-0.60% where both smaller size and larger weight to financials was favored.

For the period, the MEMBERS Small Cap Growth Fund returned -43.49% (Class A shares at net asset value), and as mentioned above, the Russell 2000(R)Growth Index returned -37.87%.

PORTFOLIO REVIEW
Over the year, the fund profited from having smaller than index weights to debt-laden companies, companies with unstable earnings, and the consumer services sector. Poor asset selection and a larger capitalization bias hindered returns. Some of the major contributors to performance were basic materials, transportation, and energy names including Alpha Natural Resource, UAL Corp, Hub Group, W-H Energy, and Cabot Oil & Gas while weaker performing stocks were health care and technology names including Pharmanet Dev Group, Arthrocare, Pediatrix Medical Group, BE Aerospace, and Triumph Group.

ECONOMIC & MARKET OUTLOOK
In the face of a slowing global economy, we expect the fund to continue to reduce its exposures to energy and materials and to a lesser extent, industrials. At the same time, modest increases to financials due to attractive valuations and the typically recession-proof telecommunications are anticipated. We also plan to reduce the fund's exposure to companies whose earnings are sensitive to currency fluctuation, which should play well if the dollar continues to strengthen.

MEMBERS Capital Advisors, Inc. - Adviser
Paradigm Asset Management Company, LLC - Subadviser
James E. Francis, Jeffrey Marcus and Gregory Pai, Portfolio Managers

--------------------------------------------------------------------------------
26

================================================================================
 SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)      RUSSELL 2000(R) GROWTH INDEX(4)
12/27/06 Inception            $ 9,425                        $10,000
10/31/2007                     10,548                         11,431
10/31/2008                      5,961                          7,102

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                      % RETURN WITHOUT                              % RETURN AFTER
                                        SALES CHARGE                                SALES CHARGE(9)              EXPENSE RATIO(10)

                                           Since              Since                                   Since
                                          12/27/06           1/9/07                                 12/27/06
                     1 Year            Inception(7)        Inception(8)   1 Year                  Inception(7)    Gross      Net
                     --------------------------------------------------   ------------------------------------   ----------------
Class A Shares(2)    (43.49)%            (21.97)%                --       (46.73)%                  (24.43)%       2.85%    1.50%
Class B Shares(3)    (43.90)             (22.58)                 --       (46.39)                   (24.25)        3.60     2.25
Class Y Shares(5)    (43.32)                 --              (21.45)%         --                        --         2.60     1.25
Russell 2000(R)
  Growth Index(4)    (37.87)             (16.89)             (16.71)         NA                        NA           NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The Russell 2000(R)Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Class A and B shares commenced investment operations on December 27, 2006. The annualized since inception index return (without sales charges) is also from December 27, 2006.
(8) Class Y shares commenced investment operations on January 9, 2007. The annualized since inception index return (without sales charges) is also from January 9, 2007.
(9) Assumes maximum applicable sales charge.
(10)The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
The MEMBERS International Stock Fund returned -40.46% (Class A shares at net asset value) for the twelve month period ended October 31, 2008, while the MSCI EAFE Index returned -46.34% for the same period. Fund performance was hindered by exposure to the emerging markets which fell over 50.0% during the period and decreased by almost 28% in the month of October alone as measured by the MSCI Emerging Markets Index. The period also ended with one of the worst months on record for international small-cap companies.

ECONOMIC & MARKET REVIEW
For the period, international equity markets experienced significant volatility amid cycles of optimism and pessimism concerning the status of the global economy. During the year, the credit crisis gathered steam, first with periodic announcements of financial company write-downs and interbank lending market issues. Then, in the first quarter, the situation heated up in the United States with a run on investment bank Bear Stearns, which was quickly acquired by JPMorgan Chase with assistance from the U.S. Federal Reserve. After a brief period of recovery early in the second quarter, equities fell heavily from mid-May through June as investor sentiment dimmed on concerns about the credit markets, slowing economic growth, continued deterioration of the housing markets, and high energy prices. The U.S. Federal Reserve pointed to inflationary pressures, indicating potential interest rate increases. The European Central Bank supported this shift in monetary policy, implying possible rate hikes and higher-than-expected inflation readings in the United Kingdom. However, by October signs of a severe credit crunch, dysfunctional LIBOR rates, and fears of a protracted global slowdown drove a steep decline in global equity markets, despite coordinated rate cuts by central banks worldwide and the U.S. Federal Reserve's decision to purchase commercial paper directly in the markets.

The credit crisis came to a head during October. Volatility in stocks, commodities, and currencies all reached unprecedented levels as investors sold out of the markets, especially outside of the United States and in emerging markets. A sharp rally in the Japanese yen was indicative of the ongoing unwinding of the yen carry trade, as investors began to sell risky assets to repay their yen-based loans. Other currency markets were also extremely volatile, and further weakened against the U.S. dollar amid renewed concern about the global economic slowdown.

Amid this environment, defensive sectors, such as the utilities, health care, and consumer staples sectors, outperformed relative to the overall market. In contrast, the financials, information technology, industrials, and materials sectors faced sharp declines. Surprisingly, the U.S. dollar strengthened against major currencies, despite deepening concern over the troubled financials sector and the worsening fiscal condition.

PORTFOLIO REVIEW
The fund's allocation to large capitalization developed markets outperformed the MSCI EAFE Index by holding ground in the face of volatility and loss. The portfolio benefited from stock selection in the financials and industrials sectors. Our overweight positions relative to the index in the traditionally defensive consumer staples and health care sectors also contributed positively to performance. Stock selection in the consumer discretionary sector detracted from performance. Geographically, our stock selection in Europe--namely Switzerland, the United Kingdom, and France--contributed favorably to performance.

The small capitalization developed markets segment, stock selection in the industrials sector and in the defensive health care sector added to performance. Conversely, energy holdings were a source of weakness for the year. Investors shunned energy-related names as oil prices declined due to fears that a slowdown would impact demand.

For the emerging markets segment, the health care and consumer staples sectors performed particularly better then the index over the twelve-month period. Significant underperformers included the industrials and materials sectors.

ECONOMIC & MARKET OUTLOOK
Looking forward, the extended period of cheap credit we experienced over the last few years appears to be behind us, and the resolution to the current financial crisis is unclear. Market volatility is at levels not seen since the technology bubble, as investors weigh the effects of the credit crisis on economic growth. We believe that the recent volatility has created opportunities among high-quality franchises. We also believe that the portfolio is well positioned for such an environment due to our focus on consistently profitable, high-quality companies.

MEMBERS Capital Advisors, Inc. - Adviser
Lazard Asset Management - Subadviser
John R. Reinsberg, Lead Portfolio Manager;
Gabrielle M. Boyle, Michael A. Bennett; Michael G. Fry;
Michael Powers, Brian Pessin, CFA; Edward Rosenfeld, James M. Donald, CFA; Rohit Chopra and Erik Mckee, Portfolio Managers

--------------------------------------------------------------------------------
28

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                      CLASS A SHARES (INCLUDES
                      MAXIMUM SALES CHARGE)(2)         MSCI EAFE INDEX(4)
10/31/1998                    $ 9,425                       $10,000
10/31/1999                     11,016                        12,337
10/31/2000                      9,993                        12,008
10/31/2001                      7,707                         9,045
10/31/2002                      7,380                         7,875
10/31/2003                      9,480                        10,047
10/31/2004                     11,335                        11,982
10/31/2005                     13,694                        14,210
10/31/2006                     17,133                        18,194
10/31/2007                     20,773                        22,822
10/31/2008                     12,368                        12,247

                                   [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2008(6)

                                       % RETURN WITHOUT                               % RETURN AFTER
                                         SALES CHARGE                                 SALES CHARGE(7)              EXPENSE RATIO(8)

                                                           Since      Since
                                                          12/29/97   06/30/06
                    1 Year   3 Years  5 Years  10 Years  Inception  Inception  1 Year  3 Years  5 Years  10 Years   Gross      Net
                    ---------------------------------------------------------  ----------------------------------  ----------------
Class A Shares(2)   (40.46)%  (3.34)%  5.46%     2.75%     2.87%         --    (43.88)% (5.22)%  4.23%     2.15%    1.89%    1.60%
Class B Shares(3)   (40.95)   (4.09)   4.67      1.99      2.10          --    (43.18)  (4.95)   4.35      1.99     2.64     2.35
Class Y Shares(5)   (40.41)      --      --        --        --      (10.09)%      --      --      --        --     1.66     1.35
MSCI EAFE Index(4)  (46.34)   (4.83)   4.04      2.05      2.86      (11.39)      NA      NA      NA        NA       NA       NA

    NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) Maximum sales charge is 5.75% for class A shares.
(3) Maximum contingent deferred sales charge (CDSC) is 4.5% for class B shares, which is reduced after 12 months and eliminated after six years.
(4) The MSCI EAFE (Europe, Australasia & Far East) Index is free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(5) Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.
(6) Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(7) Assumes maximum applicable sales charge.
(8) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus. The net figures shown reflect the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to limit fund expenses.

--------------------------------------------------------------------------------

================================================================================
 CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Debt Securities                                                              63%
Equity Securities                                                            27
Foreign Securities                                                            9
Money Market Securities and Other Net Assets                                  1

                                  [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                              AS OF OCTOBER 31, 2008

MEMBERS Bond Fund Class Y                                                    29%
T. Rowe Price Spectrum Income Fund                                           14
Oppenheimer International Bond Fund Class Y                                  11
MEMBERS High Income Fund Class Y                                             10
MEMBERS Large Cap Growth Fund Class Y                                         9
MEMBERS International Stock Fund Class Y                                      9
MEMBERS Large Cap Value Fund Class Y                                          6
Victory Special Value Fund Class I                                            6
Fairholme Fund                                                                5
SSgA Prime Money Market Fund                                                  1

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 99.87%
--------------------------------------------------------------------------------------------------
              DEBT SECURITIES - 62.94%
   839,783    MEMBERS Bond Fund,
              Class Y (R) .....................................................       $  7,952,748
   488,267    MEMBERS High Income Fund,
              Class Y (R) .....................................................          2,714,765
   524,696    Oppenheimer International
              Bond Fund, Class Y ..............................................          2,906,817
   360,649    T. Rowe Price Spectrum
              Income Fund .....................................................          3,707,475
                                                                                      ------------
                                                                                        17,281,805
                                                                                      ------------
              EQUITY SECURITIES - 26.87%
    55,548    Fairholme Fund ..................................................          1,350,930
   225,859    MEMBERS Large Cap Growth Fund,
              Class Y (R)* ....................................................          2,516,070
   166,865    MEMBERS Large Cap Value Fund,
              Class Y (R) .....................................................          1,772,103
   161,133    Victory Special Value Fund,
              Class I .........................................................          1,738,620
                                                                                      ------------
                                                                                         7,377,723
                                                                                      ------------
              FOREIGN SECURITIES - 9.12%
   295,746    MEMBERS International
              Stock Fund, Class Y (R) .........................................          2,504,966
                                                                                      ------------
              MONEY MARKET SECURITIES - 0.94%
   257,501    SSgA Prime Money Market
              Fund ............................................................            257,501
                                                                                      ------------

              TOTAL INVESTMENT COMPANIES - 99.87%
              (Cost $33,439,135**) ..............................................       27,421,995

NET OTHER ASSETS AND LIABILITIES - 0.13%
--------------------------------------------------------------------------------------------------
                                                                                            35,422

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 27,457,417

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $33,987,997.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
30

================================================================================
 MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                            41%
Debt Securities                                                              33
Foreign Securities                                                           17
Alternative Asset Classes                                                     8
Money Market Securities and Other Net Assets                                  1

                                  [END CHART]

--------------------------------------------------------------------------------

               PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                                 AS OF OCTOBER 31, 2008

MEMBERS International Stock Fund Class Y                                     14%
MEMBERS Bond Fund Class Y                                                    14
MEMBERS Large Cap Growth Fund Class Y                                        12
T. Rowe Price Spectrum Income Fund                                            8
MEMBERS Large Cap Value Fund Class Y                                          8
Victory Special Value Fund Class I                                            7
Oppenheimer International Bond Fund Class Y                                   6
Gateway Fund Class Y                                                          5
MEMBERS High Income Fund Class Y                                              5
Fairholme Fund                                                                5
MEMBERS Mid Cap Growth Fund Class Y                                           3
MEMBERS Small Cap Growth Fund Class Y                                         3
MEMBERS Small Cap Value Fund Class Y                                          3
Principal International Emerging Markets Fund Institutional Class             2
PIMCO CommodityRealReturn Strategy Fund Institutional Class                   2
Neuberger Berman Partners Fund Institutional Class                            2
SSgA Prime Money Market Fund                                                  1

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 99.88%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 7.74%
   152,972    Gateway Fund, Class Y ..........................................        $  3,804,424
   168,253    PIMCO CommodityRealReturn
              Strategy Fund, Institutional
              Class ...........................................................          1,630,372
                                                                                      ------------
                                                                                         5,434,796
                                                                                      ------------
              DEBT SECURITIES - 32.89%
 1,068,764    MEMBERS Bond Fund,
              Class Y (R) .....................................................         10,121,194
   661,435    MEMBERS High Income Fund,
              Class Y (R) .....................................................          3,677,577
   705,773    Oppenheimer International
              Bond Fund, Class Y ..............................................          3,909,983
   523,254    T. Rowe Price Spectrum
              Income Fund .....................................................          5,379,049
                                                                                      ------------
                                                                                        23,087,803
                                                                                      ------------

              EQUITY SECURITIES - 41.24%
   145,983    Fairholme Fund ..................................................          3,550,295
   734,970    MEMBERS Large Cap Growth
              Fund, Class Y (R)* ..............................................          8,187,564
   514,669    MEMBERS Large Cap Value
              Fund, Class Y (R) ...............................................          5,465,787
   481,604    MEMBERS Mid Cap Growth
              Fund, Class Y (R) ...............................................          1,979,394
   292,912    MEMBERS Small Cap Growth
              Fund, Class Y (R) ...............................................          1,839,486
   261,345    MEMBERS Small Cap Value
              Fund, Class Y (R) ...............................................          1,910,435
    82,460    Neuberger Berman Partners
              Fund, Institutional Class .......................................          1,442,222
   424,425    Victory Special Value Fund,
              Class I .........................................................          4,579,551
                                                                                      ------------
                                                                                        28,954,734
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES (CONTINUED)
--------------------------------------------------------------------------------------------------
              FOREIGN SECURITIES - 17.01%
 1,204,052    MEMBERS International Stock
              Fund, Class Y (R) ...............................................       $ 10,198,322
   126,618    Principal International Emerging
              Markets Fund, Institutional
              Class ...........................................................          1,744,796
                                                                                      ------------
                                                                                        11,943,118
                                                                                      ------------
              MONEY MARKET SECURITIES - 1.00%
   699,808    SSgA Prime Money Market Fund ....................................            699,808
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES - 99.88%
              (Cost $93,422,253**) ............................................         70,120,259

NET OTHER ASSETS AND LIABILITIES - 0.12%
--------------------------------------------------------------------------------------------------
                                                                                            82,777

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 70,203,036

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $94,789,943.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
32

================================================================================
 AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                            60%
Foreign Securities                                                           29
Alternative Asset Classes                                                    10
Money Market Securities and Other Net Assets                                  1

                             [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                              AS OF OCTOBER 31, 2008

MEMBERS International Stock Fund Class Y                                     19%
MEMBERS Large Cap Growth Fund Class Y                                        15
Victory Special Value Fund                                                   10
MEMBERS Large Cap Value Fund Class Y                                          9
Gateway Fund Class Y                                                          7
MEMBERS Mid Cap Growth Fund Class Y                                           6
Laudus International Market Masters Fund Select Shares                        5
MEMBERS Small Cap Growth Fund Class Y                                         5
MEMBERS Small Cap Value Fund Class Y                                          5
Neuberger Berman Partners Fund                                                5
Fairholme Fund                                                                5
Principal International Emerging Markets Fund Institutional Class             5
PIMCO Commodity RealReturn Strategy Fund Institutional Class                  3
SSgA Prime Money Market Fund                                                  1

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 99.98%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 9.91%
    63,185    Gateway Fund, Class Y ...........................................       $  1,571,402
    55,155    PIMCO CommodityRealReturn
              Strategy Fund, Institutional
              Class ...........................................................            534,451
                                                                                      ------------
                                                                                         2,105,853
                                                                                      ------------
              EQUITY SECURITIES - 60.20%
    45,169    Fairholme Fund ..................................................          1,098,511
   286,190    MEMBERS Large Cap Growth
              Fund, Class Y (R)* ..............................................          3,188,162
   184,910    MEMBERS Large Cap Value
              Fund, Class Y (R) ...............................................          1,963,740
   315,566    MEMBERS Mid Cap Growth
              Fund, Class Y (R) ...............................................          1,296,976
   158,540    MEMBERS Small Cap Growth
              Fund, Class Y (R) ...............................................            995,628
   142,343    MEMBERS Small Cap Value
              Fund, Class Y (R) ...............................................          1,040,526
    56,325    Neuberger Berman Partners
              Fund, Institutional Class .......................................            985,126
   206,396    Victory Special Value Fund,
              Class I .........................................................          2,227,008
                                                                                      ------------
                                                                                        12,795,677
                                                                                      ------------
              FOREIGN SECURITIES - 28.96%
    86,682    Laudus International Market Masters
              Fund, Select Shares .............................................          1,022,843
   487,475    MEMBERS International Stock
              Fund, Class Y (R) ...............................................          4,128,916
    72,803    Principal International
              Emerging Markets Fund,
              Institutional Class   ...........................................          1,003,226
                                                                                      ------------
                                                                                         6,154,985
                                                                                      ------------
              MONEY MARKET SECURITIES - 0.91%
   193,966    SSgA Prime Money Market
              Fund ............................................................            193,966
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES - 99.98%
              (Cost $31,062,253**) ............................................         21,250,481

NET OTHER ASSETS AND LIABILITIES - 0.02%
--------------------------------------------------------------------------------------------------
                                                                                             3,899

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 21,254,380

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $31,693,116.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 CASH RESERVES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Freddie Mac (FHLMC)                                                          42%
FNMA                                                                         35
U.S. Treasury Bills                                                          15
Money Market Securities and Other Net Assets                                  8

                                  [END CHART]

--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 91.63%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 41.68%
$  310,000    1.200%, due 11/03/08 (A) ........................................       $    309,979
   500,000    0.800%, due 11/04/08 (A) ........................................            499,967
   505,000    2.050%, due 11/04/08 (A) ........................................            504,914
   875,000    2.530%, due 11/05/08 (A) ........................................            874,754
   800,000    2.050%, due 11/10/08 (A) ........................................            799,590
   900,000    2.510%, due 11/12/08 (A) ........................................            899,310
   450,000    1.000%, due 11/17/08 (A) ........................................            449,800
   750,000    2.500%, due 11/24/08 (A) ........................................            748,802
   750,000    2.700%, due 12/01/08 (A) ........................................            748,312
   500,000    1.200%, due 12/03/08 (A) ........................................            499,467
   750,000    0.900%, due 12/05/08 (A) ........................................            749,362
   500,000    2.350%, due 12/15/08 (A) ........................................            498,564
   750,000    4.018%, due 10/08/09 (G) ........................................            749,631
                                                                                      ------------
                                                                                         8,332,452
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 35.37%
   800,000    2.450%, due 11/03/08 (A) ........................................            799,891
   261,000    4.900%, due 11/03/08 ............................................            261,033
   410,000    2.050%, due 11/04/08 (A) ........................................            409,930
   360,000    1.100%, due 11/05/08 (A) ........................................            359,956
   125,000    0.950%, due 11/10/08 (A) ........................................            124,970
   600,000    2.050%, due 11/17/08 (A) ........................................            599,453
   350,000    2.110%, due 11/19/08 (A) ........................................            349,631
   164,000    2.250%, due 11/19/08 (A) ........................................            163,815
   125,000    2.400%, due 11/19/08 (A) ........................................            124,850
   250,000    2.350%, due 11/24/08 (A) ........................................            249,625
   255,000    1.132%, due 11/26/08 (A) ........................................            254,800
   500,000    2.440%, due 11/26/08 (A) ........................................            499,153
   500,000    2.200%, due 12/03/08 (A) ........................................            499,022
   700,000    1.200%, due 12/08/08 (A) ........................................            699,137
   500,000    2.120%, due 12/10/08 (A) ........................................            498,852
   305,000    1.150%, due 12/15/08 (A) ........................................            304,571
   525,000    1.000%, due 12/17/08 (A) ........................................            524,329
   350,000    1.210%, due 12/22/08 (A) ........................................            349,400
                                                                                      ------------
                                                                                         7,072,418
                                                                                      ------------
              U.S. TREASURY BILLS - 14.58% (A)
   800,000    1.825%, due 11/13/08 ............................................            799,513
   750,000    1.940%, due 12/11/08 ............................................            748,384
   500,000    1.812%, due 01/29/09 ............................................            497,760
   875,000    1.317%, due 04/23/09 ............................................            869,462
                                                                                      ------------
                                                                                         2,915,119
                                                                                      ------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $18,319,989) ..............................................         18,319,989

Shares
------

INVESTMENT COMPANIES - 8.64%
--------------------------------------------------------------------------------------------------
   850,000    SEI Daily Income Trust
              Treasury II Fund ................................................            850,000
   877,621    SSgA US Treasury Money
              Market Fund .....................................................            877,621
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $1,727,621) ...............................................          1,727,621

TOTAL INVESTMENTS - 100.27%
--------------------------------------------------------------------------------------------------
(Cost $20,047,610**) ..........................................................         20,047,610

NET OTHER ASSETS AND LIABILITIES - (0.27)%
--------------------------------------------------------------------------------------------------
                                                                                           (53,690)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 19,993,920

--------------------------------------------------------------------------------
 **  Aggregate cost for Federal tax purposes was $20,047,610.
(A)  Rate noted represents annualized yield at time of purchase.
(G)  Floating rate note. Date shown is next reset date.

     The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s)used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
34

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

U.S. Government and Agency Obligations                                       45%
Mortgage Backed                                                              25
Corporate Notes and Bonds                                                    15
Cash and Other Net Assets                                                     6
Asset Backed                                                                  3
Commercial Mortgage Backed                                                    5
Private Label Mortgage Backed                                                 1

                                  [END CHART]

--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
ASSET BACKED - 2.62%
--------------------------------------------------------------------------------------------------
$   64,040    ABSC Long Beach Home Equity Loan
              Trust, Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30 ............................................       $     59,751
   223,997    Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ............................................            136,758
   670,000    Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 ............................................            597,449
   495,000    Daimler Chrysler Auto Trust,
              Series 2007-A, Class A3A
              5.000%, due 02/08/12 ............................................            481,272
   560,000    GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1 (G)
              3.950%, due 10/25/33 ............................................            492,102
   306,421    Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 ............................................            301,167
   750,000    MBNA Master Credit Card Trust,
              Series 1999-B, Class A
              5.900%, due 08/15/11 ............................................            742,630
 1,500,000    New Century Home Equity Loan Trust,
              Series 2003-5, Class AI5 (G)
              5.500%, due 11/25/33 ............................................          1,300,907
   276,790    Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              6.259%, due 05/25/34 ............................................             55,944
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $4,843,540) ...............................................          4,167,980

COMMERCIAL MORTGAGE BACKED - 5.09%
--------------------------------------------------------------------------------------------------
  151,240     Bear Stearns Commercial Mortgage
              Securities, Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 ............................................            147,424

   640,000    Bear Stearns Commercial Mortgage
              Securities, Series 2003-T10,
              Class E (C)(G)
              5.540%, due 03/13/40 ............................................            430,442
   525,000    Bear Stearns Commercial Mortgage
              Securities, Series 2004-T16,
              Class A6 (G)
              4.750%, due 02/13/46 ............................................            426,749
   325,000    Bear Stearns Commercial Mortgage
              Securities, Series 2005-T20,
              Class F (C)(G)
              5.151%, due 10/12/42 ............................................            177,707
 1,100,000    Government National Mortgage
              Association, Series 2004-43,
              Class C (G)
              5.008%, due 12/16/25 ............................................          1,086,926
 1,200,000    Greenwich Capital Commercial
              Funding Corp., Series 2004-GG1,
              Class A7 (G)
              5.317%, due 06/10/36 ............................................          1,030,938
   994,101    LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29 ............................................            973,249
   800,000    LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ............................................            654,795
 1,150,000    Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ............................................            952,042
   500,000    Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45 ............................................            444,784
   910,000    Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 ............................................            821,563
   330,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)(G)
              5.880%, due 11/28/35 ............................................             73,445

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
$ 863,645     Wachovia Bank Commercial Mortgage
              Trust, Series 2003-C8, Class A2
              3.894%, due 11/15/35 ............................................       $    861,068
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $9,439,748) ...............................................          8,081,132

PRIVATE LABEL MORTGAGE BACKED - 1.20%
--------------------------------------------------------------------------------------------------
    782,382   Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 ............................................            625,417
  1,539,966   Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 ............................................          1,286,010
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $2,309,006) ...............................................          1,911,427

CORPORATE NOTES AND BONDS - 15.39%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 0.72%
   750,000    American Association of Retired
              Persons (C)
              7.500%, due 05/01/31 ............................................            818,276
   575,000    Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ............................................            321,422
                                                                                      ------------
                                                                                         1,139,698
                                                                                      ------------
              CONSUMER STAPLES - 1.46%
   750,000    Coca-Cola Enterprises, Inc.
              4.375%, due 09/15/09 ............................................            746,524
   365,000    Diageo Capital PLC (D)
              5.500%, due 09/30/16 ............................................            313,807
   215,000    PepsiCo, Inc./NC
              4.650%, due 02/15/13 ............................................            206,598
 1,000,000    PepsiCo., Inc./NC
              7.900%, due 11/01/18 ............................................          1,055,012
                                                                                      ------------
                                                                                         2,321,941
                                                                                      ------------
              ENERGY - 0.80%
   240,000    Hess Corp.
              7.875%, due 10/01/29 ............................................            204,621
   850,000    Transocean, Inc.
              6.000%, due 03/15/18 ............................................            727,189
   450,000    Valero Energy Corp.
              7.500%, due 04/15/32 ............................................            343,682
                                                                                      ------------
                                                                                         1,275,492
                                                                                      ------------
              FINANCE - 3.89%
   500,000    American General Finance Corp., Series H
              4.625%, due 09/01/10 ............................................            240,455
   215,000    Bank of America Corp.
              5.750%, due 12/01/17 ............................................            185,172
   420,000    Bear Stearns Cos. LLC/The
              7.250%, due 02/01/18 ............................................            395,391
 1,250,000    Caterpillar Financial Services Corp.
              7.050%, due 10/01/18 ............................................          1,179,753
   505,000    CIT Group, Inc.
              7.625%, due 11/30/12 ............................................            295,304
   290,000    General Electric Global
              Insurance Holdings
              7.000%, due 02/15/26 ............................................            243,602
   330,000    General Electric Global
              Insurance Holdings
              7.750%, due 06/15/30 ............................................            294,709
   750,000    Goldman Sachs Group, Inc./The
              5.700%, due 09/01/12 ............................................            673,470
   750,000    HSBC Finance Corp.
              6.500%, due 11/15/08 ............................................            749,324
   520,000    Lehman Brothers Holdings, Inc. (E)
              5.750%, due 01/03/17 ............................................                650
   530,000    Merrill Lynch & Co., Inc.
              6.150%, due 04/25/13 ............................................            489,032
   440,000    SLM Corp.
              5.125%, due 08/27/12 ............................................            293,858
   250,000    UBS AG/Stamford Branch
              5.750%, due 04/25/18 ............................................            194,368
   500,000    US Bank NA/Cincinnati, OH
              6.300%, due 02/04/14 ............................................            479,828
   485,000    Wells Fargo & Co.
              5.250%, due 10/23/12 ............................................            463,572
                                                                                      ------------
                                                                                         6,178,488
                                                                                      ------------
              FORESTRY/PAPER - 0.38%
   325,000    Westvaco Corp.
              8.200%, due 01/15/30 ............................................            259,529
   500,000    Weyerhaeuser Co.
              7.375%, due 03/15/32 ............................................            343,020
                                                                                      ------------
                                                                                           602,549
                                                                                      ------------
              HEALTH CARE - 0.86%
   500,000    Eli Lilly & Co.
              6.570%, due 01/01/16 ............................................            515,441
   325,000    Genentech, Inc.
              5.250%, due 07/15/35 ............................................            248,393
   500,000    Merck & Co., Inc./NJ
              5.750%, due 11/15/36 ............................................            409,067
   230,000    Wyeth
              6.500%, due 02/01/34 ............................................            187,929
                                                                                      ------------
                                                                                         1,360,830
                                                                                      ------------
              INDUSTRIALS - 2.22%
   240,000    Boeing Co.
              8.625%, due 11/15/31 ............................................            259,931
 1,000,000    Dow Chemical Co./The
              5.750%, due 12/15/08 ............................................            998,994

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
36

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
$  215,000    DR Horton, Inc.
              5.250%, due 02/15/15 ............................................       $    121,475
   105,000    EI Du Pont de Nemours & Co.
              5.000%, due 01/15/13 ............................................            100,697
   800,000    General Electric Co.
              5.000%, due 02/01/13 ............................................            754,631
   500,000    GMAC LLC
              7.250%, due 03/02/11 ............................................            307,690
   270,000    Lockheed Martin Corp.
              7.650%, due 05/01/16 ............................................            277,884
   235,000    Waste Management, Inc.
              7.125%, due 12/15/17 ............................................            235,676
   525,000    WM Wrigley Jr. Co.
              4.300%, due 07/15/10 ............................................            468,442
                                                                                      ------------
                                                                                         3,525,420
                                                                                      ------------
              MEDIA - 0.58%
   525,000    Comcast Cable Communications
              Holdings, Inc.
              9.455%, due 11/15/22 ............................................            504,509
   455,000    Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 ............................................            417,724
                                                                                      ------------
                                                                                           922,233
                                                                                      ------------
              OFFICE ELECTRONICS - 0.34%
   660,000    Xerox Corp.
              6.875%, due 08/15/11 ............................................            547,757
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.34%
   490,000    HCP, Inc.
              6.700%, due 01/30/18 ............................................            345,303
   270,000    Simon Property Group L.P.
              5.875%, due 03/01/17 ............................................            195,991
                                                                                      ------------
                                                                                           541,294
                                                                                      ------------
              TELECOMMUNICATIONS - 1.48%
   400,000    Cisco Systems, Inc.
              5.500%, due 02/22/16 ............................................            370,775
   775,000    New Cingular Wireless Services, Inc.
              7.875%, due 03/01/11 ............................................            773,362
   265,000    Sprint Nextel Corp.
              6.000%, due 12/01/16 ............................................            183,513
 1,000,000    Verizon Communications, Inc. (H)
              8.750%, due 11/01/18 ............................................          1,021,100
                                                                                      ------------
                                                                                         2,348,750
                                                                                      ------------
              TRANSPORTATION - 0.56%
   285,000    Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 ............................................            278,673
   359,000    Norfolk Southern Corp.
              5.590%, due 05/17/25 ............................................            274,781
   390,000    Norfolk Southern Corp.
              7.050%, due 05/01/37 ............................................            336,787
                                                                                      ------------
                                                                                           890,241
                                                                                      ------------
              UTILITIES - 1.76%
   500,000    Energy East Corp.
              8.050%, due 11/15/10 ............................................            516,849
   450,000    Illinois Power Co.
              7.500%, due 06/15/09 ............................................            451,265
   285,000    Pacific Gas & Electric Co.
              6.050%, due 03/01/34 ............................................            217,385
   250,000    Progress Energy, Inc.
              7.750%, due 03/01/31 ............................................            209,557
   650,000    Sierra Pacific Power Co., Series M
              6.000%, due 05/15/16 ............................................            545,527
   215,000    Virginia Electric and Power Co.
              5.100%, due 11/30/12 ............................................            195,996
   750,000    Wisconsin Electric Power Co.
              6.500%, due 06/01/28 ............................................            652,428
                                                                                      ------------
                                                                                         2,789,007
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $28,857,616) ..............................................         24,443,700

MORTGAGE BACKED - 25.21%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 2.86%
   520,610    5.000%, due 05/01/18
              Pool # E96322 ...................................................            512,509
     5,218    8.000%, due 06/01/30
              Pool # C01005 ...................................................              5,506
     8,588    7.000%, due 03/01/31
              Pool # C48133 ...................................................              8,824
   129,120    6.500%, due 01/01/32
              Pool # C62333 ...................................................            131,952
 1,922,160    5.000%, due 07/01/33
              Pool # A11325 ...................................................          1,823,329
   165,578    6.000%, due 10/01/34
              Pool # A28439 ...................................................            165,640
   168,512    6.000%, due 10/01/34
              Pool # A28598 ...................................................            168,576
   177,018    5.000%, due 04/01/35
              Pool # A32315 ...................................................            167,695
   149,051    5.000%, due 04/01/35
              Pool # A32316 ...................................................            141,201
 1,448,976    5.500%, due 11/01/37
              Pool # A68787 ...................................................          1,413,868
                                                                                      ------------
                                                                                         4,539,100
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 22.29%
   783,007    4.000%, due 04/01/15
              Pool # 255719 ...................................................            771,747
   553,608    5.500%, due 04/01/16
              Pool # 745444 ...................................................            565,927
    37,612    6.000%, due 05/01/16
              Pool # 582558 ...................................................             38,056

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  476,934    5.500%, due 02/01/18
              Pool # 673194 ...................................................       $    478,835
   668,881    5.000%, due 05/01/20
              Pool # 813965 ...................................................            655,338
   820,339    4.500%, due 09/01/20
              Pool # 835465 ...................................................            782,964
    67,705    6.000%, due 05/01/21
              Pool # 253847 ...................................................             68,097
    29,589    7.000%, due 12/01/29
              Pool # 762813 ...................................................             30,860
    60,538    7.000%, due 11/01/31
              Pool # 607515 ...................................................             62,693
   282,522    6.500%, due 03/01/32
              Pool # 631377 ...................................................            288,279
     2,270    7.000%, due 04/01/32
              Pool # 641518 ...................................................              2,350
    32,415    7.000%, due 05/01/32
              Pool # 644591 ...................................................             33,569
   803,439    6.500%, due 06/01/32
              Pool # 545691 ...................................................            819,809
   284,666    6.000%, due 12/01/32
              Pool # 676552 ...................................................            285,897
 1,736,088    5.500%, due 04/01/33
              Pool # 690206 ...................................................          1,700,191
   834,344    5.000%, due 10/01/33
              Pool # 254903 ...................................................            792,227
 1,270,404    5.500%, due 11/01/33
              Pool # 555880 ...................................................          1,244,136
   128,699    5.000%, due 05/01/34
              Pool # 775604 ...................................................            122,122
   327,206    5.000%, due 05/01/34
              Pool # 780890 ...................................................            310,485
   198,870    5.000%, due 06/01/34
              Pool # 255230 ...................................................            188,707
 1,590,035    5.500%, due 06/01/34
              Pool # 780384 ...................................................          1,556,164
    17,650    7.000%, due 07/01/34
              Pool # 792636 ...................................................             18,223
   285,678    5.500%, due 08/01/34
              Pool # 793647 ...................................................            279,593
 1,337,310    5.500%, due 03/01/35
              Pool # 815976 ...................................................          1,307,986
   657,952    5.500%, due 07/01/35
              Pool # 825283 ...................................................            643,525
   812,282    5.000%, due 08/01/35
              Pool # 829670 ...................................................            770,264
   399,686    5.500%, due 08/01/35
              Pool # 826872 ...................................................            390,922
   633,635    5.000%, due 09/01/35
              Pool # 820347 ...................................................            600,858
   643,316    5.000%, due 09/01/35
              Pool # 835699 ...................................................            610,038
   820,703    5.000%, due 10/01/35
              Pool # 797669 ...................................................            778,248
   831,293    5.500%, due 10/01/35
              Pool # 836912 ...................................................            813,065
   728,361    5.000%, due 11/01/35
              Pool # 844504 ...................................................            690,683
   882,920    5.000%, due 11/01/35
              Pool # 844809 ...................................................            837,247
   904,297    5.000%, due 12/01/35
              Pool # 850561 ...................................................            857,518
 1,500,837    6.000%, due 07/01/36
              Pool # 870749 ...................................................          1,500,993
   872,608    6.000%, due 11/01/36
              Pool # 902510 ...................................................            874,603
   781,380    5.500%, due 02/01/37
              Pool # 905140 ...................................................            763,881
   834,660    5.500%, due 05/01/37
              Pool # 899323 ...................................................            815,920
 1,354,480    5.500%, due 05/01/37
              Pool # 928292 ...................................................          1,324,069
 1,052,804    6.000%, due 10/01/37
              Pool # 947563 ...................................................          1,052,854
 2,250,001    6.500%, due 12/01/37
              Pool # 889072 ...................................................          2,282,007
 2,305,001    5.000%, due 04/01/38
              Pool # 257160 ...................................................          2,184,325
 1,371,818    5.500%, due 07/01/38
              Pool # 986805 ...................................................          1,340,881
 1,310,521    5.500%, due 07/01/38
              Pool # 986973 ...................................................          1,280,966
 1,323,215    5.000%, due 08/01/38
              Pool # 988934 ...................................................          1,253,939
 1,323,810    6.500%, due 08/01/38
              Pool # 987711 ...................................................          1,342,509
                                                                                      ------------
                                                                                        35,413,570
                                                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.06%
    18,659    8.000%, due 10/20/15
              Pool # 002995 ...................................................             19,895
    47,977    6.500%, due 02/20/29
              Pool # 002714 ...................................................             48,627
    29,109    6.500%, due 04/20/31
              Pool # 003068 ...................................................             29,479
                                                                                      ------------
                                                                                            98,001
                                                                                      ------------
              TOTAL MORTGAGE BACKED
              (Cost $40,680,090) ..............................................         40,050,671

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
38

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.65%
--------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.33%
$  500,000    5.875%, due 10/03/16 ............................................       $    518,590
                                                                                      ------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 1.87%
 2,500,000    4.875%, due 11/15/13 ............................................          2,568,852
   400,000    4.500%, due 01/15/14 ............................................            403,558
                                                                                      ------------
                                                                                         2,972,410
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.56%
 3,000,000    3.100%, due 03/25/09 (A) ........................................          2,962,800
 1,095,000    4.625%, due 10/15/14 ............................................          1,103,415
                                                                                      ------------
                                                                                         4,066,215
                                                                                      ------------
              U.S. TREASURY BONDS - 6.74%
 2,905,000    6.625%, due 02/15/27 ............................................          3,559,078
 7,000,000    4.500%, due 05/15/38 ............................................          7,154,763
                                                                                      ------------
                                                                                        10,713,841
                                                                                      ------------
              U.S. TREASURY NOTES - 33.15%
   580,000    4.875%, due 05/31/09 ............................................            592,053
 2,000,000    6.000%, due 08/15/09 ............................................          2,071,876
 5,000,000    2.125%, due 01/31/10 ............................................          5,039,845
13,185,000    2.125%, due 04/30/10 ............................................         13,331,274
   650,000    3.875%, due 05/15/10 ............................................            674,933
   100,000    4.500%, due 11/15/10 ............................................            106,227
   350,000    4.750%, due 03/31/11 ............................................            377,371
 1,100,000    4.625%, due 12/31/11 ............................................          1,191,523
 1,000,000    4.625%, due 02/29/12 ............................................          1,085,859
 1,200,000    4.500%, due 03/31/12 ............................................          1,297,594
 1,915,000    4.875%, due 06/30/12 ............................................          2,105,004
   240,000    3.625%, due 05/15/13 ............................................            250,313
 7,000,000    3.125%, due 08/31/13 ............................................          7,123,046
 6,500,000    4.000%, due 02/15/14 ............................................          6,879,847
 3,000,000    4.250%, due 08/15/14 ............................................          3,222,423
 1,200,000    4.250%, due 08/15/15 ............................................          1,248,281
 2,240,000    4.625%, due 02/15/17 ............................................          2,354,625
   600,000    4.500%, due 05/15/17 ............................................            625,125
 3,000,000    4.250%, due 11/15/17 ............................................          3,085,548
                                                                                      ------------
                                                                                        52,662,767
                                                                                      ------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost $69,313,372) ...............................................         70,933,824

CERTIFICATE OF DEPOSIT - 0.95%
--------------------------------------------------------------------------------------------------
 1,514,989    State Street Eurodollar
              0.100%, due 11/03/08 ............................................          1,514,989
                                                                                      ------------
              TOTAL CERTIFICATE OF DEPOSIT
              (Cost $1,514,989) ...............................................          1,514,989

INVESTMENT COMPANY - 4.49%
--------------------------------------------------------------------------------------------------
 7,127,602     SSgA Prime Money
               Market Fund (N) ................................................          7,127,602
                                                                                      ------------
               TOTAL INVESTMENT COMPANY
               (Cost $7,127,602) ..............................................          7,127,602

TOTAL INVESTMENTS - 99.60%
--------------------------------------------------------------------------------------------------
(Cost $164,085,963**) .........................................................        158,231,325

NET OTHER ASSETS AND LIABILITIES - 0.40%
--------------------------------------------------------------------------------------------------
                                                                                           634,318
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $158,865,643

--------------------------------------------------------------------------------

 **  Aggregate cost for Federal tax purposes was $164,092,025.
(A)  Rate noted represents annualized yield at time of purchase.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)  Notes and bonds, issued by foreign entities, denominated in U.S.
     dollars. The aggregate of these securities is 0.46% of total net assets.
(E)  In default. Issuer is bankrupt.
(G)  Floating rate or variable rate note. Rate shown is as of October 31, 2008.
(H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
(N) Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2008.
PLC  Public Limited Company.

     The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

Cash and Other Net Assets                                            10%
Health Care                                                          10%
Utilities                                                             9%
Media - Cable                                                         9%
Oil and Gas                                                           9%
Support Services                                                      6%
Telecommunications                                                    6%
Technology                                                            5%
Media - Diversified and Services                                      4%
Gaming                                                                4%
Forestry/Paper                                                        3%
Environmental                                                         3%
General Industrial and Manufacturing                                  2%
Packaging                                                             2%
Beverage/Food                                                         2%
Consumer Products                                                     2%
Chemicals                                                             2%
Metals and Mining                                                     2%
Automotive                                                            2%
Aerospace/Defense                                                     2%
Transportation                                                        1%
Steel                                                                 1%
Food and Drug Retailers                                               1%
Leisure and Entertainment                                             1%
Apparel/Textiles                                                      1%
Non Food and Drug Retailers                                           1%
Hotels                                                                0%*
Real Estate Investment Trusts                                         0%*
Restaurants                                                           0%*
Media - Broadcasting                                                  0%*

* Rounds to 0%

--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS - 89.77%
--------------------------------------------------------------------------------------------------
              AEROSPACE/DEFENSE - 1.50%
$  250,000    Alliant Techsystems, Inc.
              6.750%, due 04/01/16 ............................................       $    206,250
   250,000    DRS Techologies, Inc.
              6.625%, due 02/01/16 ............................................            247,500
   500,000    Moog, Inc. (C)
              7.250%, due 06/15/18 ............................................            400,000
                                                                                      ------------
                                                                                           853,750
                                                                                      ------------
              APPAREL/TEXTILES - 0.57%
   200,000    Hanesbrands, Inc., Series B (G)
              6.508%, due 12/15/14 ............................................            135,750
   200,000    Warnaco, Inc.
              8.875%, due 06/15/13 ............................................            188,000
                                                                                      ------------
                                                                                           323,750
                                                                                      ------------
              AUTOMOTIVE - 1.56%
   500,000    Goodyear Tire & Rubber Co./The (G)
              6.678%, due 12/01/09 ............................................            458,125
   500,000    Goodyear Tire & Rubber Co./The
              7.857%, due 08/15/11 ............................................            427,500
                                                                                      ------------
                                                                                           885,625
                                                                                      ------------
              BEVERAGE/FOOD - 2.44%
   150,000    B&G Foods, Inc.
              8.000%, due 10/01/11 ............................................            127,500
   400,000    Constellation Brands, Inc.
              7.250%, due 05/15/17 ............................................            332,000
   200,000    Constellation Brands, Inc., Series B
              8.125%, due 01/15/12 ............................................            180,000
   500,000    Del Monte Corp.
              8.625%, due 12/15/12 ............................................            452,500
   125,000    Michael Foods, Inc.
              8.000%, due 11/15/13 ............................................            108,125
   250,000    NBTY, Inc.
              7.125%, due 10/01/15 ............................................            187,500
                                                                                      ------------
                                                                                         1,387,625
                                                                                      ------------
              CHEMICALS - 1.89%
   300,000    Airgas, Inc. (C)
              7.125%, due 10/01/18 ............................................            247,500
   250,000    Hercules, Inc.
              6.750%, due 10/15/29 ............................................            230,000
   500,000    Nalco Co.
              7.750%, due 11/15/11 ............................................            455,000
   160,000    Nalco Co.
              8.875%, due 11/15/13 ............................................            137,600
                                                                                      ------------
                                                                                         1,070,100
                                                                                      ------------
              CONSUMER PRODUCTS - 2.15%
   250,000    Church & Dwight Co., Inc.
              6.000%, due 12/15/12 ............................................            228,125
   185,000    Da-Lite Screen Co., Inc.
              9.500%, due 05/15/11 ............................................            164,650
   250,000    Jarden Corp.
              7.500%, due 05/01/17 ............................................            186,250
   300,000    Leslie's Poolmart
              7.750%, due 02/01/13 ............................................            231,000
   300,000    Visant Corp.
              7.625%, due 10/01/12 ............................................            237,000
   250,000    Visant Holding Corp.
              8.750%, due 12/01/13 ............................................            172,500
                                                                                      ------------
                                                                                         1,219,525
                                                                                      ------------
              ENVIRONMENTAL - 2.75%
   250,000    Allied Waste North America, Inc.
              6.375%, due 04/15/11 ............................................            230,000
   750,000    Allied Waste North America, Inc.,
              Series B
              7.125%, due 05/15/16 ............................................            660,000
   350,000    Casella Waste Systems, Inc.
              9.750%, due 02/01/13 ............................................            308,000
   200,000    Waste Services, Inc.
              9.500%, due 04/15/14 ............................................            160,000
   250,000    WCA Waste Corp.
              9.250%, due 06/15/14 ............................................            205,000
                                                                                      ------------
                                                                                         1,563,000
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
40

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FOOD & DRUG RETAILERS - 1.07%
$  450,000    Stater Brothers Holdings
              8.125%, due 06/15/12 ............................................       $    400,500
   250,000    Stater Brothers Holdings
              7.750%, due 04/15/15 ............................................            205,000
                                                                                      ------------
                                                                                           605,500
                                                                                      ------------
              FORESTRY/PAPER - 3.06%
    60,000    Boise Cascade LLC
              7.125%, due 10/15/14 ............................................             33,600
   500,000    Domtar Corp.
              7.875%, due 10/15/11 ............................................            430,000
   250,000    Georgia-Pacific LLC
              8.125%, due 05/15/11 ............................................            211,250
   250,000    Georgia-Pacific LLC (C)
              7.125%, due 01/15/17 ............................................            173,750
   250,000    Graphic Packaging
              International, Inc.
              8.500%, due 08/15/11 ............................................            208,750
   100,000    NewPage Corp.
              10.000%, due 05/01/12 ...........................................             68,000
   250,000    Rock-Tenn Co.
              8.200%, due 08/15/11 ............................................            236,250
   250,000    Rock-Tenn Co. (C)
              9.250%, due 03/15/16 ............................................            220,000
    50,000    Smurfit-Stone Container
              Enterprises, Inc.
              8.375%, due 07/01/12 ............................................             25,500
   250,000    Verso Paper Holdings LLC/
              Verso Paper, Inc., Series B
              9.125%, due 08/01/14 ............................................            132,500
                                                                                      ------------
                                                                                         1,739,600
                                                                                      ------------
              GAMING - 3.57%
   100,000    Chukchansi Economic Development
              Authority (C)(G)
              6.328%, due 11/15/12 ............................................             53,000
   195,000    Global Cash Access LLC/
              Global Cash Finance Corp.
              8.750%, due 03/15/12 ............................................            163,800
   200,000    Mandalay Resort Group
              7.000%, due 11/15/36 ............................................            196,750
   250,000    Mohegan Tribal Gaming Authority
              6.875%, due 02/15/15 ............................................            145,000
   150,000    Penn National Gaming, Inc.
              6.875%, due 12/01/11 ............................................            126,750
   150,000    Penn National Gaming, Inc.
              6.750%, due 03/01/15 ............................................            116,250
   400,000    Pinnacle Entertainment, Inc.
              8.250%, due 03/15/12 ............................................            277,000
   500,000    Scientific Games Corp. (C)
              7.875%, due 06/15/16 ............................................            382,500
   500,000    Seneca Gaming Corp.
              7.250%, due 05/01/12 ............................................            335,000
   250,000    Shuffle Master, Inc. (P)
              1.250%, due 04/15/24 ............................................            232,500
                                                                                      ------------
                                                                                         2,028,550
                                                                                      ------------
              GENERAL INDUSTRIAL & MANUFACTURING - 2.49%
   750,000    Baldor Electric Co.
              8.625%, due 02/15/17 ............................................            573,750
   250,000    Chart Industries, Inc.
              9.125%, due 10/15/15 ............................................            207,500
   750,000    SPX Corp. (C)
              7.625%, due 12/15/14 ............................................            630,000
                                                                                      ------------
                                                                                         1,411,250
                                                                                      ------------
              HEALTH CARE - 9.93%
   200,000    Advanced Medical Optics, Inc.
              7.500%, due 05/01/17 ............................................            132,000
   100,000    Advanced Medical Optics, Inc. (P)
              3.250%, due 08/01/26 ............................................             38,000
   500,000    Biomet, Inc.
              10.000%, due 10/15/17 ...........................................            460,000
   100,000    Carriage Services, Inc.
              7.875%, due 01/15/15 ............................................             83,500
   450,000    CHS/Community Health Systems, Inc.
              8.875%, due 07/15/15 ............................................            376,875
   750,000    DaVita, Inc.
              7.250%, due 03/15/15 ............................................            641,250
   500,000    DJO Finance LLC/DJO Finance Corp.
              10.875%, due 11/15/14 ...........................................            402,500
   500,000    HCA, Inc./DE
              8.750%, due 09/01/10 ............................................            440,000
   250,000    HCA, Inc./DE
              6.750%, due 07/15/13 ............................................            160,000
   500,000    HCA, Inc./DE
              9.250%, due 11/15/16 ............................................            425,000
   100,000    IASIS Healthcare LLC/
              IASIS Capital Corp.
              8.750%, due 06/15/14 ............................................             79,000
   500,000    Omega Healthcare Investors, Inc.
              7.000%, due 04/01/14 ............................................            415,000
   400,000    Psychiatric Solutions, Inc.
              7.750%, due 07/15/15 ............................................            329,000
   150,000    Res-Care, Inc.
              7.750%, due 10/15/13 ............................................            135,000
   250,000    Service Corp. International/US
              7.375%, due 10/01/14 ............................................            204,375
   500,000    Service Corp. International/US
              6.750%, due 04/01/16 ............................................            382,500
   250,000    United Surgical Partners
              International, Inc.
              8.875%, due 05/01/17 ............................................            160,625

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
$  250,000    Universal Hospital Services, Inc. (G)
              6.303%, due 06/01/15 ............................................       $    170,000
   200,000    Vanguard Health Holding
              Co. II LLC
              9.000%, due 10/01/14 ............................................            166,000
   500,000    Warner Chilcott Corp.
              8.750%, due 02/01/15 ............................................            440,000
                                                                                      ------------
                                                                                         5,640,625
                                                                                      ------------
              HOTELS - 0.41%
   350,000    Felcor Lodging L.P., REIT (G)
              4.803%, due 12/01/11 ............................................            231,875
                                                                                      ------------
              INVESTMENT MANAGEMENT - 0.07%
   150,000    Nuveen Investments, Inc. (C)
              10.500%, due 11/15/15 ...........................................             40,500
                                                                                      ------------
              LEISURE & ENTERTAINMENT - 0.81%
   250,000    Speedway Motorsports, Inc.
              6.750%, due 06/01/13 ............................................            190,000
   350,000    Vail Resorts, Inc.
              6.750%, due 02/15/14 ............................................            267,750
                                                                                      ------------
                                                                                           457,750
                                                                                      ------------
              MEDIA - BROADCASTING - 0.15%
   150,000    LIN Television Corp., Series B
              6.500%, due 05/15/13 ............................................             84,000
                                                                                      ------------
              MEDIA - CABLE - 8.69%
 1,000,000    Cablevision Systems Corp.,
              Series B (G)
              8.334%, due 04/01/09 ............................................            970,000
   700,000    Cablevision Systems Corp., Series B
              8.000%, due 04/15/12 ............................................            588,875
   500,000    Comcast Corp. (G)
              5.119%, due 07/14/09 ............................................            479,033
 1,000,000    DirecTV Holdings LLC/
              DirecTV Financing Co.
              8.375%, due 03/15/13 ............................................            937,500
   250,000    Echostar DBS Corp.
              6.375%, due 10/01/11 ............................................            222,500
   650,000    Echostar DBS Corp.
              6.625%, due 10/01/14 ............................................            521,625
   400,000    Mediacom Broadband LLC/
              Media Broadband Corp.
              8.500%, due 10/15/15 ............................................            296,000
   250,000    Time Warner, Inc. (G)
              3.034%, due 11/13/09 ............................................            235,000
   250,000    Videotron Ltee (C)(D)
              9.125%, due 04/15/18 ............................................            221,875
   700,000    Virgin Media Finance PLC (D)
              9.125%, due 08/15/16 ............................................            462,000
                                                                                      ------------
                                                                                         4,934,408
                                                                                      ------------
              MEDIA - DIVERSIFIED & SERVICES - 3.67%
   400,000    Hughes Network Systems LLC/
              HNS Finance Corp.
              9.500%, due 04/15/14 ............................................            340,000
   300,000    Intelsat Jackson Holdings, Ltd. (D)
              11.250%, due 06/15/16 ...........................................            256,500
   750,000    Intelsat Subsidiary Holding Co.,
              Ltd. (C)(D)
              8.500%, due 01/15/13 ............................................            652,500
   375,000    Lamar Media Corp.
              7.250%, due 01/01/13 ............................................            294,375
   250,000    Lamar Media Corp., Series C
              6.625%, due 08/15/15 ............................................            183,750
   250,000    Nielsen Finance LLC/
              Nielsen Finance Co.
              10.000%, due 08/01/14 ...........................................            181,250
   250,000    Quebecor Media, Inc. (D)
               7.750%, due 03/15/16 ...........................................            173,125
                                                                                      ------------
                                                                                         2,081,500
                                                                                      ------------
              METALS AND MINING - 1.81%
   450,000    Arch Western Finance LLC
              6.750%, due 07/01/13 ............................................            378,000
   250,000    Freeport-McMoRan Copper &
              Gold, Inc.
              8.375%, due 04/01/17 ............................................            196,250
   350,000    Massey Energy Co.
              6.875%, due 12/15/13 ............................................            283,500
   200,000    Peabody Energy Corp.
              7.375%, due 11/01/16 ............................................            169,000
                                                                                      ------------
                                                                                         1,026,750
                                                                                      ------------
              NON FOOD & DRUG RETAILERS - 0.49%
   350,000    Sally Holdings LLC
              9.250%, due 11/15/14 ............................................            280,000
                                                                                      ------------
              OIL & GAS - 8.59%
   250,000    Basic Energy Services, Inc.
              7.125%, due 04/15/16 ............................................            165,000
   250,000    Berry Petroleum Co.
              8.250%, due 11/01/16 ............................................            165,000
   166,000    Chesapeake Energy Corp.
              6.875%, due 01/15/16 ............................................            133,215
   250,000    Chesapeake Energy Corp.
              6.500%, due 08/15/17 ............................................            184,063
   150,000    Cimarex Energy Co.
              7.125%, due 05/01/17 ............................................            120,000
   750,000    Complete Production Services, Inc.
              8.000%, due 12/15/16 ............................................            510,000
   300,000    Compton Petroleum
              Finance Corp.
              7.625%, due 12/01/13 ............................................            174,000
   250,000    Denbury Resources, Inc.
              7.500%, due 04/01/13 ............................................            183,750
   200,000    Encore Acquisition Co.
              6.000%, due 07/15/15 ............................................            131,000

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
42

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              OIL & GAS (CONTINUED)
$  365,000    EXCO Resources, Inc.
              7.250%, due 01/15/11 ............................................       $    295,650
   500,000    Helix Energy Solutions Group, Inc. (C)
              9.500%, due 01/15/16 ............................................            320,000
   250,000    Key Energy Services, Inc.
              8.375%, due 12/01/14 ............................................            185,000
   250,000    Mariner Energy, Inc.
              8.000%, due 05/15/17 ............................................            147,500
   300,000    PetroHawk Energy Corp.
              9.125%, due 07/15/13 ............................................            231,000
   500,000    PetroHawk Energy Corp. (C)
              7.875%, due 06/01/15 ............................................            338,750
   500,000    Petroplus Finance, Ltd. (C)(D)
              7.000%, due 05/01/17 ............................................            327,500
   250,000    Range Resources Corp.
              6.375%, due 03/15/15 ............................................            201,250
   500,000    Range Resources Corp.
              7.250%, due 05/01/18 ............................................            403,750
   500,000    SandRidge Energy, Inc. (C)
              8.000%, due 06/01/18 ............................................            332,500
   500,000    W&T Offshore, Inc. (C)
              8.250%, due 06/15/14 ............................................            330,000
                                                                                      ------------
                                                                                         4,878,928
                                                                                      ------------
              PACKAGING - 2.45%
   500,000    Ball Corp.
              6.625%, due 03/15/18 ............................................            410,000
   375,000    BWAY Corp.
              10.000%, due 10/15/10 ...........................................            318,750
   250,000    Crown Americas LLC/
              Crown Americas Capital Corp.
              7.625%, due 11/15/13 ............................................            220,000
   250,000    Greif, Inc.
              6.750%, due 02/01/17 ............................................            205,000
   250,000    Owens-Illinois, Inc.
              7.500%, due 05/15/10 ............................................            238,750
                                                                                      ------------
                                                                                         1,392,500
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.36%
   250,000    Ventas Realty L.P./
              Ventas Capital Corp.
              6.750%, due 04/01/17 ............................................            205,000
                                                                                      ------------
              RESTAURANTS - 0.29%
   250,000    Seminole Hard Rock Entertainment,
              Inc. (C)(G)
              5.319%, due 03/15/14 ............................................            165,000
                                                                                      ------------
              STEEL - 1.17%
   500,000    AK Steel Corp.
              7.750%, due 06/15/12 ............................................            400,000
   400,000    Steel Dynamics, Inc. (C)
              7.750%, due 04/15/16 ............................................            265,000
                                                                                      ------------
                                                                                           665,000
                                                                                      ------------
              SUPPORT SERVICES - 6.40%
  1,000,000   ARAMARK Corp.
              8.500%, due 02/01/15 ............................................            855,000
   200,000    Cardtronics, Inc.
              9.250%, due 08/15/13 ............................................            157,000
   300,000    Corrections Corp. of America
              7.500%, due 05/01/11 ............................................            283,500
   200,000    Corrections Corp. of America
              6.250%, due 03/15/13 ............................................            172,500
   350,000    Education Management LLC/
              Education Management
              Finance Corp.
              10.250%, due 06/01/16 ...........................................            241,500
   500,000    FTI Consulting, Inc.
              7.750%, due 10/01/16 ............................................            463,750
   250,000    Iron Mountain, Inc.
              8.625%, due 04/01/13 ............................................            228,125
   700,000    Iron Mountain, Inc.
              7.750%, due 01/15/15 ............................................            602,000
   350,000    Mac-Gray Corp.
              7.625%, due 08/15/15 ............................................            329,000
   300,000    VeriFone Holdings, Inc. (C)(P)
              2.125%, due 06/15/12 ............................................            189,750
   200,000    West Corp.
              9.500%, due 10/15/14 ............................................            109,000
                                                                                      ------------
                                                                                         3,631,125
                                                                                      ------------
              TECHNOLOGY - 4.72%
   100,000    Celestica, Inc. (D)
              7.875%, due 07/01/11 ............................................             90,000
   250,000    Flextronics International, Ltd. (D)
              6.500%, due 05/15/13 ............................................            195,000
 1,000,000    Lucent Technologies, Inc.
              5.500%, due 11/15/08 ............................................            980,000
   600,000    Sungard Data Systems, Inc.
              9.125%, due 08/15/13 ............................................            498,000
   200,000    Sunguard Data Systems, Inc. (C)
              10.625%, due 05/15/15 ...........................................            169,000
   500,000    Sungard Data Systems, Inc.
              10.250%, due 08/15/15 ...........................................            350,000
   500,000    Syniverse Technologies, Inc.,
              Series B
              7.750%, due 08/15/13 ............................................            400,000
                                                                                      ------------
                                                                                         2,682,000
                                                                                      ------------
              TELECOMMUNICATIONS - 5.94%
   400,000    Centennial Communications
              Corp. (G)
              9.633%, due 01/01/13 ............................................           304,000
   250,000    Centennial Communications Corp.
              10.000%, due 01/01/13 ...........................................           221,250
   250,000    Cincinnati Bell, Inc.
              8.375%, due 01/15/14 ............................................           180,625
   250,000    Cincinnati Bell Telephone Co. LLC
              6.300%, due 12/01/28 ............................................           140,000

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS (CONTINUED)
$  700,000    Frontier Communications Corp.
              6.625%, due 03/15/15 ............................................       $    500,500
   500,000    Nordic Telephone Co. Holdings
              ApS (C)(D)
              8.875%, due 05/01/16 ............................................            420,000
   500,000    Qwest Capital Funding, Inc.
              7.250%, due 02/15/11 ............................................            382,500
   334,000    Qwest Communications
              International, Inc. (G)
              6.304%, due 02/15/09 ............................................            322,310
   250,000    Qwest Corp.
              7.875%, due 09/01/11 ............................................            216,875
   500,000    Windstream Corp.
              8.625%, due 08/01/16 ............................................            377,500
   500,000    Windstream Corp.
              7.000%, due 03/15/19 ............................................            305,000
                                                                                      ------------
                                                                                         3,370,560
                                                                                      ------------
              TRANSPORTATION - 1.37%
   250,000    Bristow Group, Inc.
              7.500%, due 09/15/17 ............................................            187,500
   300,000    Gulfmark Offshore, Inc.
              7.750%, due 07/15/14 ............................................            222,000
   500,000    Hornbeck Offshore Services, Inc.,
              Series B
              6.125%, due 12/01/14 ............................................            367,500
                                                                                      ------------
                                                                                           777,000
                                                                                      ------------
              UTILITIES - 9.40%
   250,000    Dynegy Holdings, Inc.
              6.875%, due 04/01/11 ............................................            208,750
   500,000    Dynegy Holdings, Inc.
              8.375%, due 05/01/16 ............................................            370,000
 1,000,000    Edison Mission Energy
              7.200%, due 05/15/19 ............................................            750,000
   250,000    El Paso Corp.
              7.000%, due 06/15/17 ............................................            190,801
 1,000,000    El Paso Corp.
              7.250%, due 06/01/18 ............................................            750,000
   750,000    Energy Future Holdings Corp. (C)
              10.875%, due 11/01/17 ...........................................            577,500
   400,000    Ferrellgas Partners L.P./
              Ferrellgas Partners Finance
              8.750%, due 06/15/12 ............................................            300,000
   500,000    Inergy L.P./Inergy Finance Corp.
              6.875%, due 12/15/14 ............................................            370,000
   500,000    MarkWest Energy Partners L.P./
              MarkWest Energy Finance Corp.,
              Series B
              8.750%, due 04/15/18 ............................................            360,000
   750,000    NRG Energy, Inc.
              7.375%, due 02/01/16 ............................................            646,875
   500,000    Suburban Propane Partners L.P./
              Suburban Energy Finance Corp.
              6.875%, due 12/15/13 ............................................            385,000
   250,000    Texas Competitive Electric
              Holdings Co. LLC (C)
              10.250%, due 11/01/15 ...........................................            190,625
   300,000    Williams Partners L.P./
              Williams Partners Finance Corp.
              7.250%, due 02/01/17 ............................................            238,500
                                                                                      ------------
                                                                                         5,338,051
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $63,513,457) ..............................................         50,970,847

CERTIFICATE OF DEPOSIT - 4.79%
--------------------------------------------------------------------------------------------------
 2,715,714    State Street Eurodollar
              0.100%, due 11/03/08 ............................................          2,715,714
                                                                                      ------------

              TOTAL CERTIFICATE OF DEPOSIT
              (Cost $2,715,714) ...............................................          2,715,714

Shares
------
INVESTMENT COMPANY - 4.51%
--------------------------------------------------------------------------------------------------
 2,561,155    SSgA Prime Money
              Market Fund .....................................................          2,561,155
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $2,561,155) ...............................................          2,561,155

TOTAL INVESTMENTS - 99.07%
--------------------------------------------------------------------------------------------------
(Cost $68,790,326**) ..........................................................         56,247,716

NET OTHER ASSETS AND LIABILITIES - 0.93%
--------------------------------------------------------------------------------------------------
                                                                                           530,037
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 56,777,753

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
44

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  **  Aggregate cost for Federal tax purposes was $68,828,090.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.93% of total net assets.
 (G)  Floating rate or variable rate note. Rate shown is as of October 31, 2008.
 (P)  Convertible.
 PLC  Public Limited Company.
REIT  Real Estate Investment Trust.

      The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Common Stocks                                                                43%
Mortgage Backed                                                              20
Corporate Notes and Bonds                                                    18
U.S. Government and Agency Obligations                                        7
Commercial Mortgage Backed                                                    6
Asset Backed                                                                  2
Cash and Other Net Assets                                                     2
Private Label Mortgage Backed                                                 2

                                [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 43.22%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.71%
    12,500    Harley-Davidson, Inc. ...........................................       $    306,000
    29,900    Home Depot, Inc. ................................................            705,341
    11,500    McDonald's Corp. ................................................            666,195
                                                                                      ------------
                                                                                         1,677,536
                                                                                      ------------
              CONSUMER STAPLES - 5.61%
    35,000    Altria Group, Inc. ..............................................            671,650
    14,200    Coca-Cola Co./The ...............................................            625,652
    13,300    Kimberly-Clark Corp. ............................................            815,157
    17,851    Kraft Foods, Inc., Class A ......................................            520,178
     4,300    PepsiCo, Inc./NC ................................................            245,143
    33,000    Philip Morris International, Inc. ...............................          1,434,510
     9,000    Procter & Gamble Co. ............................................            580,860
    23,500    SYSCO Corp. .....................................................            615,700
                                                                                      ------------
                                                                                         5,508,850
                                                                                      ------------
              ENERGY - 3.19%
     9,000    BP PLC, ADR .....................................................            447,300
    27,800    Chevron Corp. ...................................................          2,073,880
    11,800    ConocoPhillips ..................................................            613,836
                                                                                      ------------
                                                                                         3,135,016
                                                                                      ------------
              FINANCIALS - 10.11%
     4,000    Allstate Corp./The ..............................................            105,560
    59,992    Bank of America Corp. ...........................................          1,450,007
    15,000    Bank of New York Mellon
              Corp./The........................................................            489,000
    13,000    BB&T Corp. ......................................................            466,050
    43,000    Citigroup, Inc. .................................................            586,950
    50,502    JPMorgan Chase & Co. ............                                          2,083,207
    16,500    Marsh & McLennan Cos., Inc.                                                  483,780
     8,500    PNC Financial Services
              Group, Inc. .....................................................            566,695
    11,300    Travelers Cos., Inc./The.........................................            480,815
    46,500    US Banccorp .....................................................          1,386,165
    54,000    Wells Fargo & Co. ...............................................          1,838,700
                                                                                      ------------
                                                                                         9,936,929
                                                                                      ------------
              HEALTH CARE - 8.63%
    15,000    Abbott Laboratories .............................................            827,250
    44,000    Bristol-Myers Squibb Co. ........................................            904,200
     6,000    Eli Lilly & Co. .................................................            202,920
    43,000    Johnson & Johnson ...............................................          2,637,620
    37,000    Merck & Co., Inc./NJ ............................................          1,145,150
   108,962    Pfizer, Inc. ....................................................          1,929,717
    26,000    Wyeth ...........................................................            836,680
                                                                                      ------------
                                                                                         8,483,537
                                                                                      ------------
              INDUSTRIALS - 4.23%
    10,600    3M Co. ..........................................................            681,580
    13,000    Emerson Electric Co. ............................................            425,490
    85,000    General Electric Co. ............................................          1,658,350
     3,000    Illinois Tool Works, Inc. .......................................            101,551
    18,500    United Parcel Service, Inc.,
              Class B .........................................................            976,430
     9,900    Waste Management, Inc. ..........................................            309,177
                                                                                      ------------
                                                                                         4,152,578
                                                                                      ------------
              INFORMATION TECHNOLOGY - 1.34%
    12,000    Automatic Data Processing,
              Inc. ............................................................            419,400
    27,500    Intel Corp. .....................................................            440,000
    16,000    Paychex, Inc. ...................................................            456,640
                                                                                      ------------
                                                                                         1,316,040
                                                                                      ------------
              MATERIALS - 2.23%
    16,000    Alcoa, Inc. .....................................................            184,160
     7,000    Dow Chemical Co./The ............................................            186,690
    28,800    EI Du Pont de Nemours & Co.                                                  921,600
     3,500    Freeport-McMoRan
              Copper & Gold, Inc. .............................................            101,850
    10,800    Nucor Corp. .....................................................            437,508
     9,400    Weyerhaeuser Co. ................................................            359,268
                                                                                      ------------
                                                                                         2,191,076
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 3.21%
    69,592    AT&T, Inc. ......................................................          1,862,978
     5,500    Embarq Corp. ....................................................            165,000

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
46

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (CONTINUED)
  38,000      Verizon Communications,
              Inc. ............................................................       $  1,127,460
                                                                                      ------------
                                                                                        3,155,438
                                                                                      ------------
              UTILITIES - 2.96%
    12,800    Consolidated Edison, Inc. .......................................            554,496
    32,000    Duke Energy Corp. ...............................................            524,160
     7,100    FirstEnergy Corp. ...............................................            370,336
    14,000    PG&E Corp. ......................................................            513,380
    10,500    Progress Energy, Inc. ...........................................            413,385
    15,500    Southern Co. ....................................................            532,270
                                                                                      ------------
                                                                                         2,908,027
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $50,586,733) ..............................................         42,465,027

COMMON STOCK UNIT - 0.19%
--------------------------------------------------------------------------------------------------
              FINANCIALS - 0.19%
     8,000    AllianceBernstein Holding L.P. ..................................            187,520
                                                                                      ------------

              TOTAL COMMON STOCK UNIT
              (Cost $683,935)..................................................            187,520

Par Value
---------
ASSET BACKED - 2.44%
--------------------------------------------------------------------------------------------------
$   98,971    ABSC Long Beach Home Equity
              Loan Trust, Series 2000-LB1,
              Class AF5 (M)
              8.550%, due 09/21/30 ............................................             92,342
   373,328    Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ............................................            227,930
   525,000    Carmax Auto Owner Trust,
              Series 2007-2, Class B
              5.370%, due 03/15/13 ............................................            438,219
   465,000    Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 ............................................            414,647
   312,924    CIT Group Home Equity Loan Trust,
              Series 2002-2, Class BF (M)
              6.830%, due 06/25/33 ............................................            165,480
   325,000    Daimler Chrysler Auto Trust,
              Series 2007-A, Class A3A
              5.000%, due 02/08/12 ............................................            315,987
   320,000    GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1 (G)
              3.950%, due 10/25/33 ............................................            281,201
   185,768    Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 ............................................            182,583
   250,000    MBNA Master Credit Card Trust,
              Series 1999-B, Class A
              5.900%, due 08/15/11 ............................................            247,543
   169,848    Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              6.259%, due 05/25/34 ............................................             34,329
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $3,024,383) ...............................................          2,400,261

COMMERCIAL MORTGAGE BACKED - 5.74%
--------------------------------------------------------------------------------------------------
    92,059    Bear Stearns Commercial Mortgage
              Securities, Series 2001-TOP4,
              Class A1
              5.060%, due 11/15/16 ............................................             89,737
   445,000    Bear Stearns Commercial Mortgage
              Securities, Series 2003-T10,
              Class E (C)(G)
              5.540%, due 03/13/40 ............................................            299,291
   350,000    Bear Stearns Commercial Mortgage
              Securities, Series 2004-T16,
              Class A6 (G)
              4.750%, due 02/13/46 ............................................            284,500
   200,000    Bear Stearns Commercial Mortgage
              Securities, Series 2005-T20,
              Class F (C)(G)
              5.151%, due 10/12/42 ............................................            109,358
   781,932    GMAC Commercial Mortgage
              Securities, Inc., Series 2000-C1,
              Class A2 (G)
              7.724%, due 03/15/33 ............................................            782,107
   600,000    Government National Mortgage
              Association, Series 2004-43, Class C (G)
              5.008%, due 12/16/25 ............................................            592,869
   400,000    Greenwich Capital Commercial
              Funding Corp., Series 2004-GG1,
              Class A7 (G)
              5.317%, due 06/10/36 ............................................            343,646
   695,871    LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29 ............................................            681,274
   400,000    LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ............................................            327,398
   700,000    Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ............................................            579,503
   640,000    Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 ............................................            577,803
   677,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class H (C)(G)
              5.880%, due 11/28/35 ............................................            328,595

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
$  200,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)(G)
              5.880%, due 11/28/35 ............................................       $     44,512
   596,882    Wachovia Bank Commercial
              Mortgage Trust, Series 2003-C8,
              Class A2
              3.894%, due 11/15/35 ............................................            595,101
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $6,746,767) ...............................................          5,635,694

PRIVATE LABEL MORTGAGE BACKED - 2.18%
--------------------------------------------------------------------------------------------------
   355,628    Banc of America Alternative Loan
              Trust, Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 ............................................            284,280
 1,617,939    Banc of America Alternative Loan
              Trust, Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 ............................................          1,351,125
   734,336    Banc of America Alternative Loan
              Trust, Series 2006-4, Class 5CB1
              6.500%, due 05/25/46 ............................................            509,217
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $2,699,707) ...............................................          2,144,622

CORPORATE NOTES AND BONDS - 18.21%
--------------------------------------------------------------------------------------------------
              BEVERAGE/FOOD - 0.37%
   475,000    Kraft Foods, Inc.
              6.500%, due 11/01/31 ............................................            363,084
                                                                                      ------------
              CONSUMER DISCRETIONARY - 1.28%
   750,000    American Association of
              Retired Persons (C)
              7.500%, due 05/01/31 ............................................            818,276
   325,000    Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ............................................            181,673
   400,000    Royal Caribbean Cruises, Ltd. (D)
              7.250%, due 06/15/16 ............................................            256,000
                                                                                      ------------
                                                                                         1,255,949
                                                                                      ------------
              CONSUMER STAPLES - 0.63%
   250,000    Diageo Capital PLC (D)
              5.500%, due 09/30/16 ............................................            214,936
   400,000    Safeway, Inc.
              4.125%, due 11/01/08 ............................................            400,000
                                                                                      ------------
                                                                                           614,936
                                                                                      ------------
              ENERGY - 0.87%
   500,000    Chesapeake Energy Corp.
              6.375%, due 06/15/15 ............................................            383,750
   150,000    Hess Corp.
              7.875%, due 10/01/29 ............................................            127,888
   400,000    Transocean, Inc.
              7.500%, due 04/15/31 ............................................            338,848
                                                                                      ------------
                                                                                           850,486
                                                                                      ------------
              FINANCE - 4.49%
   500,000    American General Finance Corp.,
              Series H
              4.625%, due 09/01/10 ............................................            240,455
   250,000    Bear Stearns Cos. LLC/The
              7.250%, due 02/01/18 ............................................            235,352
   320,000    CIT Group, Inc.
              7.625%, due 11/30/12 ............................................            187,123
   210,000    General Electric Global
              Insurance Holdings
              7.000%, due 02/15/26 ............................................            176,401
   205,000    General Electric Global
              Insurance Holdings
              7.750%, due 06/15/30 ............................................            183,077
   470,000    Goldman Sachs Group, Inc./The
              6.650%, due 05/15/09 ............................................            465,155
   250,000    HSBC Finance Corp.
              6.500%, due 11/15/08 ............................................            249,775
   410,000    Lehman Brothers Holdings, Inc. (E)
              5.750%, due 01/03/17 ............................................                512
   315,000    Merrill Lynch & Co., Inc.
              6.150%, due 04/25/13 ............................................            290,651
   600,000    National Rural Utilities
              Cooperative Finance Corp., Series C
              7.250%, due 03/01/12 ............................................            578,280
   760,000    Nissan Motor Acceptance Corp. (C)
              5.625%, due 03/14/11 ............................................            777,352
   355,000    SLM Corp.
              5.125%, due 08/27/12 ............................................            237,090
   500,000    US Bank NA/Cincinnati, OH
              6.300%, due 02/04/14 ............................................            479,829
   330,000    Wells Fargo & Co.
              5.250%, due 10/23/12 ............................................            315,420
                                                                                      ------------
                                                                                         4,416,472
                                                                                      ------------
              FORESTRY/PAPER - 0.14%
   175,000    Westvaco Corp.
              8.200%, due 01/15/30 ............................................            139,746
                                                                                      ------------
              HEALTH CARE - 1.72%
 1,050,000    Amgen, Inc.
              5.850%, due 06/01/17 ............................................            932,075
   300,000    Eli Lilly & Co.
              6.570%, due 01/01/16 ............................................            309,265
   195,000    Genentech, Inc.
              5.250%, due 07/15/35 ............................................            149,036
   220,000    Merck & Co., Inc./NJ
              5.750%, due 11/15/36 ............................................            179,989

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
48

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
$  150,000    Wyeth
              6.500%, due 02/01/34 ............................................       $    122,563
                                                                                      ------------
                                                                                         1,692,928
                                                                                      ------------
              INDUSTRIALS - 1.13%
   150,000    Boeing Co.
              8.625%, due 11/15/31 ............................................            162,457
   130,000    DR Horton, Inc.
              5.250%, due 02/15/15 ............................................             73,450
   250,000    Ford Motor Credit Co. LLC
              5.800%, due 01/12/09 ............................................            231,794
   350,000    GMAC LLC
              7.250%, due 03/02/11 ............................................            215,383
   150,000    Waste Management, Inc.
              7.125%, due 12/15/17 ............................................            150,431
   310,000    WM Wrigley Jr. Co.
              4.300%, due 07/15/10 ............................................            276,604
                                                                                      ------------
                                                                                         1,110,119
                                                                                      ------------
              MEDIA - 0.70%
   415,000    Comcast Cable Communications
              Holdings, Inc.
              9.455%, due 11/15/22 ............................................            398,803
   315,000    Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 ............................................            289,193
                                                                                      ------------
                                                                                           687,996
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 1.61%
   715,000    Equity One, Inc.
              3.875%, due 04/15/09 ............................................            703,935
   335,000    HCP, Inc.
              6.700%, due 01/30/18 ............................................            236,075
   600,000    Nationwide Health Properties, Inc.,
              Series D
              8.250%, due 07/01/12 ............................................            538,390
   140,000    Simon Property Group L.P.
              5.875%, due 03/01/17 ............................................            101,625
                                                                                      ------------
                                                                                         1,580,025
                                                                                      ------------
              TELECOMMUNICATIONS - 0.36%
   240,000    Cisco Systems, Inc.
              5.500%, due 02/22/16 ............................................            222,465
   190,000    Sprint Nextel Corp.
              6.000%, due 12/01/16 ............................................            131,575
                                                                                      ------------
                                                                                           354,040
                                                                                      ------------
              TRANSPORTATION - 0.59%
   175,000    Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 ............................................            171,115
   239,000    Norfolk Southern Corp.
              5.590%, due 05/17/25 ............................................            182,932
   260,000    Norfolk Southern Corp.
              7.050%, due 05/01/37 ............................................            224,525
                                                                                      ------------
                                                                                           578,572
                                                                                      ------------
              UTILITIES - 4.32%
   500,000    Energy East Corp.
              8.050%, due 11/15/10 ............................................            516,850
   310,000    Illinois Power Co.
              7.500%, due 06/15/09 ............................................            310,871
 1,000,000    MidAmerican Energy Co.
              5.650%, due 07/15/12 ............................................            967,035
   400,000    Nevada Power Co., Series R
              6.750%, due 07/01/37 ............................................            302,874
   175,000    Pacific Gas & Electric Co.
              6.050%, due 03/01/34 ............................................            133,482
   350,000    Progress Energy, Inc.
              7.750%, due 03/01/31 ............................................            293,379
   126,000    Sierra Pacific Power Co., Series M
              6.000%, due 05/15/16 ............................................            105,748
   500,000    Southwestern Electric Power Co.,
              Series E
              5.550%, due 01/15/17 ............................................            406,879
   600,000    Westar Energy, Inc.
              6.000%, due 07/01/14 ............................................            555,600
   750,000    Wisconsin Electric Power Co.
              6.500%, due 06/01/28 ............................................            652,428
                                                                                      ------------
                                                                                         4,245,146
                                                                                      ------------

              TOTAL CORPORATE NOTES AND BONDS
              (Cost $21,451,980) ..............................................         17,889,499

MORTGAGE BACKED - 19.71%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 1.93%
     9,653    8.000%, due 06/01/30
              Pool # C01005 ...................................................             10,186
   193,680    6.500%, due 01/01/32
              Pool # C62333 ...................................................            197,929
 1,372,971    5.000%, due 07/01/33
              Pool # A11325 ...................................................          1,302,378
    97,313    6.000%, due 10/01/34
              Pool # A28439 ...................................................             97,350
    99,038    6.000%, due 10/01/34
              Pool # A28598 ...................................................             99,075
   116,832    5.000%, due 04/01/35
              Pool # A32315 ...................................................            110,679
    84,368    5.000%, due 04/01/35
              Pool # A32316 ...................................................             79,925
                                                                                      ------------
                                                                                         1,897,522
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.64%
   281,393    4.000%, due 04/01/15
              Pool # 255719 ...................................................            277,346
   353,066    5.500%, due 04/01/16
              Pool # 745444 ...................................................            360,923
    56,418    6.000%, due 05/01/16
              Pool # 582558 ...................................................             57,084

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  598,808    5.000%, due 12/01/17
              Pool # 672243 ...................................................       $    590,800
   547,267    5.000%, due 05/01/20
              Pool # 813965 ...................................................            536,186
   820,339    4.500%, due 09/01/20
              Pool # 835465 ...................................................            782,964
    94,787    6.000%, due 05/01/21
              Pool # 253847 ...................................................             95,335
    18,829    7.000%, due 12/01/29
              Pool # 762813 ...................................................             19,638
    60,538    7.000%, due 11/01/31
              Pool # 607515 ...................................................             62,693
    51,865    7.000%, due 05/01/32
              Pool # 644591 ...................................................             53,711
   385,651    6.500%, due 06/01/32
              Pool # 545691 ...................................................            393,509
   560,874    5.500%, due 10/01/33
              Pool # 254904 ...................................................            549,277
    20,310    5.000%, due 05/01/34
              Pool # 782214 ...................................................             19,272
   486,646    5.000%, due 06/01/34
              Pool # 255230 ...................................................            461,776
    11,094    7.000%, due 07/01/34
              Pool # 792636 ...................................................             11,455
   174,735    5.500%, due 08/01/34
              Pool # 793647 ...................................................            171,013
   338,914    5.500%, due 03/01/35
              Pool # 810075 ...................................................            331,483
   820,885    5.500%, due 03/01/35
              Pool # 815976 ...................................................            802,885
   402,315    5.500%, due 07/01/35
              Pool # 825283 ...................................................            393,493
   472,257    5.000%, due 08/01/35
              Pool # 829670 ...................................................            447,828
   240,671    5.500%, due 08/01/35
              Pool # 826872 ...................................................            235,394
   377,958    5.000%, due 09/01/35
              Pool # 820347 ...................................................            358,406
   400,432    5.000%, due 09/01/35
              Pool # 835699 ...................................................            379,718
   746,093    5.000%, due 10/01/35
              Pool # 797669 ...................................................            707,498
   509,853    5.000%, due 11/01/35
              Pool # 844504 ...................................................            483,478
   561,858    5.000%, due 11/01/35
              Pool # 844809 ...................................................            532,793
   550,441    5.000%, due 12/01/35
              Pool # 850561 ...................................................            521,968
   186,345    5.500%, due 02/01/36
              Pool # 851330 ...................................................            182,259
   690,681    5.500%, due 09/01/36
              Pool # 831820 ...................................................            675,212
   853,180    6.000%, due 09/01/36
              Pool # 831741 ...................................................            853,268
   192,176    5.500%, due 10/01/36
              Pool # 896340 ...................................................            187,872
   785,558    5.500%, due 10/01/36
              Pool # 901723 ...................................................            767,965
   540,858    6.500%, due 10/01/36
              Pool # 894118 ...................................................            548,582
   685,910    6.000%, due 11/01/36
              Pool # 902510 ...................................................            687,479
   779,610    5.500%, due 12/01/36
              Pool # 902853 ...................................................            762,150
   777,513    5.500%, due 12/01/36
              Pool # 903059 ...................................................            760,099
   776,824    5.500%, due 12/01/36
              Pool # 907512 ...................................................            759,427
   836,191    5.500%, due 12/01/36
              Pool # 907635 ...................................................            817,464
   693,803    6.000%, due 12/01/36
              Pool # 903002 ...................................................            693,876
                                                                                      ------------
                                                                                        17,333,579
                                                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.14%
    12,205    8.000%, due 10/20/15
              Pool # 002995 ...................................................             13,013
    67,167    6.500%, due 02/20/29
              Pool # 002714 ...................................................             68,079
    48,515    6.500%, due 04/20/31
              Pool # 003068 ...................................................             49,131
                                                                                      ------------
                                                                                           130,223
                                                                                      ------------
              TOTAL MORTGAGE BACKED
              (Cost $19,729,955) ..............................................         19,361,324

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.49%
--------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK - 1.06%
 1,000,000    5.875%, due 10/03/16 ............................................          1,037,180
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.51%
   500,000    5.250%, due 08/01/12 ............................................            499,765
                                                                                      ------------
              U.S. TREASURY BONDS - 1.07%
   860,000    6.625%, due 02/15/27 ............................................          1,053,634
                                                                                      ------------
              U.S. TREASURY NOTES - 3.85%
    30,000    4.500%, due 11/15/10 ............................................             31,868
   320,000    4.875%, due 04/30/11 ............................................            345,950
 2,100,000    4.625%, due 12/31/11 ............................................          2,274,726

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
50

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES (CONTINUED)
$   60,000    4.250%, due 08/15/15 ............................................       $     62,414
 1,025,000    4.500%, due 05/15/17 ............................................          1,067,922
                                                                                      ------------
                                                                                         3,782,880
                                                                                      ------------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $6,018,676) ...............................................          6,373,459

Shares
------
INVESTMENT COMPANY - 1.07%
--------------------------------------------------------------------------------------------------
 1,054,195    SSgA Prime Money
              Market Fund .....................................................          1,054,195
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $1,054,195) ...............................................          1,054,195

TOTAL INVESTMENTS - 99.25%
--------------------------------------------------------------------------------------------------
(Cost $111,996,331**) .........................................................         97,511,601

NET OTHER ASSETS AND LIABILITIES - 0.75%
--------------------------------------------------------------------------------------------------
                                                                                           738,991
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 98,250,592

--------------------------------------------------------------------------------
 **   Aggregate cost for Federal tax purposes was $112,261,122.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.77% of total net assets.
(E)   In default. Issuer is bankrupt.
(G)   Floating rate or variable rate note. Rate shown is as of October 31, 2008.
(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
ADR   American Depositary Receipt.
PLC   Public Limited Company.

      The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Financials                                                            25%
Energy                                                                17
Health Care                                                           13
Consumer Staples                                                      11
Industrials                                                            9
Utilities                                                              6
Consumer Discretionary                                                 5
Telecommunication Services                                             5
Information technology                                                 3
Cash and Other Net Assets                                              3
Materials                                                              3

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 97.17%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 5.21%
   16,800     Carnival Corp. ..................................................       $    426,720
   43,586     Comcast Corp., Class A ..........................................            686,915
   20,000     Home Depot, Inc. ................................................            471,800
    8,800     Johnson Controls, Inc. ..........................................            156,024
   40,400     Lowe's Cos., Inc. ...............................................            876,680
   43,500     News Corp., Class A .............................................            462,840
    9,900     Nordstrom, Inc.  ................................................            179,091
   16,600     Omnicom Group, Inc.  ............................................            490,364
   10,600     Target Corp. ....................................................            425,272
   22,700     Time Warner Cable, Inc., Class A* ...............................            444,466
   87,000     Time Warner, Inc. ...............................................            877,830
   14,800     Viacom, Inc., Class B* ..........................................            299,256
   33,300     Walt Disney Co./The .............................................            862,470
                                                                                      ------------
                                                                                         6,659,728
                                                                                      ------------
              CONSUMER STAPLES - 11.36%
   33,200     Altria Group, Inc. ..............................................            637,108
    8,800     Anheuser-Busch Cos., Inc. .......................................            545,864
   20,300     Archer-Daniels-Midland Co. ......................................            420,819
    6,000     Clorox Co. ......................................................            364,860
   22,700     Coca-Cola Co./The ...............................................          1,000,162
    5,500     Costco Wholesale Corp. ..........................................            313,555
   22,900     CVS/Caremark Corp.   ............................................            701,885
    4,800     Energizer Holdings, Inc.* .......................................            234,528
   10,400     General Mills, Inc. .............................................            704,496
   16,700     HJ Heinz Co. ....................................................            731,794
    6,900     Kellogg Co. .....................................................            347,898
    7,200     Kimberly-Clark Corp. ............................................            441,288
   49,897     Kraft Foods, Inc., Class A ......................................          1,453,999
   12,900     Molson Coors Brewing Co., Class B ...............................            481,944
   64,300     Procter & Gamble Co. ............................................          4,149,922
   35,900     Wal-Mart Stores, Inc. ...........................................          2,003,579
                                                                                      ------------
                                                                                        14,533,701
                                                                                      ------------
              ENERGY - 16.53%
   15,700     Anadarko Petroleum Corp. ........................................            554,210
   15,100     Apache Corp. ....................................................          1,243,183
   60,166     Chevron Corp. ...................................................          4,488,384
   46,000     ConocoPhillips ..................................................          2,392,920
   16,800     Devon Energy Corp. ..............................................          1,358,448
    5,300     EOG Resources, Inc. .............................................            428,876
  118,100     Exxon Mobil Corp. ...............................................          8,753,572
   19,300     Marathon Oil Corp. ..............................................            561,630
    9,200     Nabors Industries, Ltd.* ........................................            132,296
    6,000     Schlumberger, Ltd. ..............................................            309,900
   10,600     Valero Energy Corp. .............................................            218,148
   19,400     XTO Energy, Inc. ................................................            697,430
                                                                                      ------------
                                                                                        21,138,997
                                                                                      ------------
              FINANCIALS - 24.97%
   15,100     Allstate Corp./The ..............................................            398,489
   15,700     AON Corp. .......................................................            664,110
    6,500     Arch Capital Group, Ltd.* .......................................            453,375
  127,084     Bank of America Corp. ...........................................          3,071,620
   35,400     Bank of New York Mellon Corp./The ...............................          1,154,040
   25,600     BB&T Corp. ......................................................            917,760
    3,500     BlackRock, Inc. .................................................            459,690
   12,900     Capital One Financial Corp. .....................................            504,648
    9,900     Chubb Corp. .....................................................            513,018
  172,966     Citigroup, Inc. .................................................          2,360,986
   12,700     Equity Residential, REIT ........................................            443,611
   13,900     Goldman Sachs Group, Inc./The   .................................          1,285,750
   21,700     Hartford Financial Services Group, Inc. .........................            223,944
  112,468     JPMorgan Chase & Co. ............................................          4,639,305
   17,500     Keycorp .........................................................            214,025
   14,400     Marsh & McLennan Cos., Inc. .....................................            422,208
   41,800     Merrill Lynch & Co., Inc. .......................................            777,062
   33,700     MetLife, Inc. ...................................................          1,119,514
   29,200     Morgan Stanley   ................................................            510,124

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
52

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
   16,100     PNC Financial Services Group, Inc. ..............................       $  1,073,387
   24,900     Prudential Financial, Inc. ......................................            747,000
   22,300     Regions Financial Corp. .........................................            247,307
    4,600     Simon Property Group, Inc., REIT ................................            308,338
   15,700     State Street Corp. ..............................................            680,595
    9,200     SunTrust Banks, Inc. ............................................            369,288
   38,200     Travelers Cos., Inc./The ........................................          1,625,410
   10,500     Unum Group ......................................................            165,375
   69,900     US Banccorp .....................................................          2,083,719
   11,300     Vornado Realty Trust, REIT ......................................            797,215
   34,100     Wachovia Corp. ..................................................            218,581
  102,500     Wells Fargo & Co. ...............................................          3,490,125
                                                                                      ------------
                                                                                        31,939,619
                                                                                      ------------
              HEALTH CARE - 12.87%
   27,600     Amgen, Inc.* ....................................................          1,652,964
   12,800     Coventry Health Care, Inc.* .....................................            168,832
   15,000     Covidien, Ltd. ..................................................            664,350
   21,700     Eli Lilly & Co. .................................................            733,894
   10,500     Hologic, Inc.* ..................................................            128,520
   20,700     Invitrogen Corp.* ...............................................            595,953
   67,400     Johnson & Johnson  ..............................................          4,134,316
    9,100     Medco Health Solutions, Inc.* ...................................            345,345
   40,300     Merck & Co., Inc./NJ ............................................          1,247,285
  180,940     Pfizer, Inc. ....................................................          3,204,448
   31,200     Schering-Plough Corp. ...........................................            452,088
   15,600     Thermo Fisher Scientific, Inc.* .................................            633,360
   20,800     UnitedHealth Group, Inc. ........................................            493,584
   13,700     WellPoint, Inc.* ................................................            532,519
   45,900     Wyeth ...........................................................          1,477,062
                                                                                      ------------
                                                                                        16,464,520
                                                                                      ------------
              INDUSTRIALS - 8.68%
    4,800     Deere & Co. .....................................................            185,088
    7,900     Emerson Electric Co. ............................................            258,567
    5,500     FedEx Corp. .....................................................            359,535
  271,100     General Electric Co. ............................................          5,289,161
   11,800     Illinois Tool Works, Inc. .......................................            394,002
    4,000     L-3 Communications Holdings, Inc. ...............................            324,680
    9,800     Norfolk Southern Corp. ..........................................            587,412
   11,800     Northrop Grumman Corp. ..........................................            553,302
   16,600     Raytheon Co. ....................................................            848,426
   10,500     Tyco International, Ltd. ........................................            265,440
   20,700     United Technologies Corp. .......................................          1,137,672
   28,800     Waste Management, Inc. ..........................................            899,424
                                                                                      ------------
                                                                                        11,102,709
                                                                                      ------------
              INFORMATION TECHNOLOGY - 3.20%
   12,500     Automatic Data Processing, Inc. .................................            436,875
   12,500     Computer Sciences Corp.* ........................................            377,000
   22,700     EMC Corp./Massachusetts* ........................................            267,406
   12,721     Hewlett-Packard Co. .............................................            486,960
   31,600     Intel Corp. .....................................................            505,600
    7,100     International Business Machines Corp. ...........................            660,087
   16,700     Maxim Integrated Products, Inc. .................................            227,120
   12,600     Microsoft Corp. .................................................            281,358
   59,500     Motorola, Inc. ..................................................            319,515
   17,900     Symantec Corp.* .................................................            225,182
   15,600     Tyco Electronics, Ltd. ..........................................            303,264
                                                                                      ------------
                                                                                         4,090,367
                                                                                      ------------
              MATERIALS - 3.02%
    8,800     Air Products & Chemicals, Inc. ..................................            511,544
   19,300     Alcoa, Inc. .....................................................            222,143
   20,000     Dow Chemical Co./The ............................................            533,400
   31,400     EI Du Pont de Nemours & Co. .....................................          1,004,800
   16,823     Freeport-McMoRan Copper & Gold, Inc. ............................            489,549
   14,900     Nucor Corp. .....................................................            603,599
   13,000     Weyerhaeuser Co. ................................................            496,860
                                                                                      ------------
                                                                                         3,861,895
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 5.50%
  154,032     AT&T, Inc. ......................................................          4,123,437
    5,500     Embarq Corp. ....................................................            165,000
   71,300     Sprint Nextel Corp. .............................................            223,169
   12,600     TELUS Corp. .....................................................            410,760
   71,220     Verizon Communications, Inc. ....................................          2,113,097
                                                                                      ------------
                                                                                         7,035,463
                                                                                      ------------
              UTILITIES - 5.83%
   16,200     American Electric Power Co., Inc.................................            528,606
   53,100     Duke Energy Corp. ...............................................            869,778
   16,100     Edison International ............................................            572,999
   10,600     Exelon Corp. ....................................................            574,944
   10,500     FirstEnergy Corp. ...............................................            547,680
   16,900     FPL Group, Inc. .................................................            798,356
   11,400     NSTAR ...........................................................            376,770
   18,300     PG&E Corp. ......................................................            671,061
   17,600     Public Service Enterprise Group, Inc. ...........................            495,440
    3,200     Questar Corp. ...................................................            110,272
   18,600     Sempra Energy ...................................................            792,174
   32,500     Southern Co. ....................................................          1,116,050
                                                                                      ------------
                                                                                         7,454,130
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $149,056,092) .............................................        124,281,129

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 2.69%
--------------------------------------------------------------------------------------------------
   18,100     iShares Russell 1000 Value Index Fund ETF .......................       $    960,024
2,478,600     SSgA Prime Money Market Fund ....................................          2,478,600
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $3,681,130) ...............................................          3,438,624

TOTAL INVESTMENTS - 99.86%
--------------------------------------------------------------------------------------------------
(Cost $152,737,222**) .........................................................        127,719,753

NET OTHER ASSETS AND LIABILITIES - 0.14%
--------------------------------------------------------------------------------------------------
                                                                                           175,878

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $127,895,631

--------------------------------------------------------------------------------
   *   Non-income producing.
  **   Aggregate cost for Federal tax purposes was $153,737,106.
 ETF   Exchange Traded Fund.
REIT   Real Estate Investment Trust.

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
54

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                                34%
Health Care                                                           18%
Consumer Staples                                                      11%
Energy                                                                10%
Industrials                                                           10%
Consumer Discretionary                                                 7%
Materials                                                              4%
Financials                                                             3%
Cash and Other Net Assets                                              2%
Utilities                                                              1%
Telecommunication Services                                             0%*

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 97.48%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 6.57%
    8,100     Amazon.com, Inc.* ...............................................       $    463,644
    8,900     Coach, Inc.* ....................................................            183,340
  307,900     Interpublic Group of Cos., Inc.* ................................          1,598,001
   38,900     Kohl's Corp.* ...................................................          1,366,557
   28,200     McDonald's Corp. ................................................          1,633,626
   14,500     Polo Ralph Lauren Corp. .........................................            683,965
   19,900     Staples, Inc. ...................................................            386,657
   20,200     Target Corp. ....................................................            810,424
   33,100     Tiffany & Co. ...................................................            908,595
                                                                                      ------------
                                                                                         8,034,809
                                                                                      ------------
              CONSUMER STAPLES - 11.02%
   47,100     Coca-Cola Co./The ...............................................          2,075,226
   52,100     Colgate-Palmolive Co. ...........................................          3,269,796
   12,200     Costco Wholesale Corp. ..........................................            695,522
   87,600     Philip Morris International, Inc. ...............................          3,807,972
   65,100     Wal-Mart Stores, Inc. ...........................................          3,633,231
                                                                                      ------------
                                                                                        13,481,747
                                                                                      ------------
              ENERGY - 10.27%
   16,500     Cameron International Corp.* ....................................            400,290
    5,400     Diamond Offshore Drilling, Inc. .................................            479,520
   16,400     EOG Resources, Inc. .............................................          1,327,088
   19,000     Hess Corp. ......................................................          1,143,990
   17,000     National Oilwell Varco, Inc.* ...................................            508,130
   14,200     Noble Corp. .....................................................            457,382
   24,800     Occidental Petroleum Corp. ......................................          1,377,392
   14,800     Peabody Energy Corp. ............................................            510,748
  101,900     PetroHawk Energy Corp.* .........................................          1,931,005
    8,100     Range Resources Corp. ...........................................            341,982
   33,000     Schlumberger, Ltd. ..............................................          1,704,450
   13,100     Southwestern Energy Co.* ........................................            466,622
    9,592     Transocean, Inc.* ...............................................            789,709
   34,000     Weatherford International, Ltd.* ................................            573,920
   15,382     XTO Energy, Inc. ................................................            552,983
                                                                                      ------------
                                                                                        12,565,211
                                                                                      ------------
              FINANCIALS - 2.92%
   16,800     Axis Capital Holdings, Ltd. .....................................            478,464
    4,800     BlackRock, Inc. .................................................            630,432
   36,000     Charles Schwab Corp./The ........................................            688,320
    1,600     CME Group, Inc. .................................................            451,440
    9,600     IntercontinentalExchange, Inc.* .................................            821,376
    3,400     Mastercard, Inc., Class A .......................................            502,588
                                                                                      ------------
                                                                                         3,572,620
                                                                                      ------------
              HEALTH CARE - 17.68%
   22,300     Baxter International, Inc. ......................................          1,348,927
    3,000     Biogen Idec, Inc.* ..............................................            127,650
   38,400     Bristol-Myers Squibb Co. ........................................            789,120
   26,900     Celgene Corp.* ..................................................          1,728,594
   40,200     Express Scripts, Inc.* ..........................................          2,436,522
   62,600     Genentech, Inc.* ................................................          5,192,044
    9,700     Gen-Probe, Inc.* ................................................            456,482
   10,600     Genzyme Corp.* ..................................................            772,528
   23,500     Gilead Sciences, Inc.* ..........................................          1,077,475
  117,084     Hologic, Inc.* ..................................................          1,433,108
      900     Intuitive Surgical, Inc.* .......................................            155,511
   32,200     Johnson & Johnson  ..............................................          1,975,148
  102,103     Schering-Plough Corp. ...........................................          1,479,473
   15,900     St. Jude Medical, Inc.* .........................................            604,677
   11,100     UnitedHealth Group, Inc. ........................................            263,403
   68,000     Vertex Pharmaceuticals, Inc.* ...................................          1,782,280
                                                                                      ------------
                                                                                        21,622,942
                                                                                      ------------
              INDUSTRIALS - 9.69%
   19,200     Boeing Co. ......................................................          1,003,584
    8,200     Burlington Northern Santa Fe Corp. ..............................            730,292
   19,600     Caterpillar, Inc. ...............................................            748,132
   10,400     CH Robinson Worldwide, Inc. .....................................            538,512
   11,300     CSX Corp. .......................................................            516,636
   13,000     Deere & Co. .....................................................            501,280
   20,200     Emerson Electric Co. ............................................            661,146
    5,300     Expeditors International of Washington, Inc. ....................            173,045

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
    4,800     Flowserve Corp. .................................................       $    273,216
  153,800     General Electric Co. ............................................          3,000,638
   66,600     Quanta Services, Inc.* ..........................................          1,316,016
   12,600     Union Pacific Corp. .............................................            841,302
   17,300     United Parcel Service, Inc., Class B ............................            913,094
    8,100     WW Grainger, Inc. ...............................................            636,417
                                                                                      ------------
                                                                                        11,853,310
                                                                                      ------------
              INFORMATION TECHNOLOGY - 34.27%
   21,500     Adobe Systems, Inc.* ............................................            572,760
    7,100     Affiliated Computer Services,Inc., Class A* .....................            291,100
    7,000     Akamai Technologies, Inc.* ......................................            100,660
   10,000     Altera Corp. ....................................................            173,500
   23,000     Apple, Inc.* ....................................................          2,474,570
  318,200     Cisco Systems, Inc.* ............................................          5,654,414
   18,700     Citrix Systems, Inc.* ...........................................            481,899
   44,700     Corning, Inc. ...................................................            484,101
   40,700     Dell, Inc.* .....................................................            494,505
   19,900     eBay, Inc.* .....................................................            303,873
   81,800     EMC Corp./Massachusetts* ........................................            963,604
    2,000     First Solar, Inc.* ..............................................            287,400
   13,400     Google, Inc., Class A* ..........................................          4,815,424
  220,500     Intel Corp. .....................................................          3,528,000
   49,800     International Business Machines Corp. ...........................          4,629,906
  159,795     Maxim Integrated Products, Inc. .................................          2,173,212
   37,400     Microchip Technology, Inc. ......................................            921,162
  212,800     Microsoft Corp. .................................................          4,751,824
   17,700     Novellus Systems, Inc.* .........................................            279,660
   27,800     Nuance Communication, Inc.*    ..................................            254,370
  115,300     Oracle Corp.* ...................................................          2,108,837
   76,000     QUALCOMM, Inc. ..................................................          2,907,760
    9,400     Salesforce.com, Inc.* ...........................................            291,024
   56,100     Texas Instruments, Inc. .........................................          1,097,316
   22,200     Varian Semiconductor Equipment Associates, Inc.* ................            435,564
   18,100     Visa, Inc., Class A .............................................          1,001,835
   34,600     Yahoo!, Inc.* ...................................................            443,572
                                                                                      ------------
                                                                                        41,921,852
                                                                                      ------------
              MATERIALS - 3.73%
   23,800     Freeport-McMoRan Copper & Gold, Inc. ............................            692,580
   14,400     Monsanto Co. ....................................................          1,281,312
    4,000     Mosaic Co./The ..................................................            157,640
   32,100     Nucor Corp.   ...................................................          1,300,371
   17,400     Praxair, Inc. ...................................................          1,133,610
                                                                                      ------------
                                                                                         4,565,513
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 0.44%
   18,700     NII Holdings, Inc.* .............................................            481,712
    1,900     Telephone & Data Systems, Inc. ..................................             51,015
                                                                                      ------------
                                                                                           532,727
                                                                                      ------------
              UTILITIES - 0.89%
   14,100     FPL Group, Inc. .................................................            666,084
   10,000     Sempra Energy ...................................................            425,900
                                                                                      ------------
                                                                                         1,091,984
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $148,326,071) .............................................        119,242,715

INVESTMENT COMPANIES - 2.54%
--------------------------------------------------------------------------------------------------
   13,800     iShares Russell 1000 Growth Index Fund ETF ......................            552,690
2,557,518     SSgA Prime Money Market Fund ....................................          2,557,518
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $3,252,140) ...............................................          3,110,208

TOTAL INVESTMENTS - 100.02%
--------------------------------------------------------------------------------------------------
(Cost $151,578,211**) .........................................................        122,352,923

NET OTHER ASSETS AND LIABILITIES - (0.02)%
--------------------------------------------------------------------------------------------------
                                                                                           (32,419)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $122,320,504

--------------------------------------------------------------------------------
  *    Non-income producing.
 **    Aggregate cost for Federal tax purposes was $154,250,164.
ETF    Exchange Traded Fund.

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
56

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Financials                                                            27%
Utilities                                                             13
Consumer Discretionary                                                11
Consumer Staples                                                      10
Industrials                                                            9
Information Technology                                                 8
Energy                                                                 6
Health Care                                                            6
Materials                                                              5
Cash and Other Net Assets                                              4
Telecommunication Services                                             1

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 96.00%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 10.55%
    2,900     Arbitron, Inc. ..................................................        $    94,482
    2,800     Autoliv, Inc. ...................................................             59,808
      700     Autozone, Inc.* .................................................             89,103
    6,100     Carnival Corp. ..................................................            154,940
    8,600     Cato Corp./The, Class A .........................................            133,472
    5,800     CBS Corp., Class B ..............................................             56,318
    2,700     CEC Entertainment, Inc.* ........................................             69,336
    3,400     Choice Hotels International, Inc. ...............................             92,956
    9,900     Eastman Kodak Co. ...............................................             90,882
   27,464     Ford Motor Co.* .................................................             60,146
    3,700     Fortune Brands, Inc. ............................................            141,118
    4,600     General Motors Corp. ............................................             26,588
    4,500     Genuine Parts Co. ...............................................            177,075
    6,000     Hibbett Sports, Inc.* ...........................................            106,860
   20,800     Interpublic Group of Cos., Inc.* ................................            107,952
    4,500     JC Penney Co., Inc. .............................................            107,640
    5,900     KB Home .........................................................             98,471
   11,000     Liberty Media Corp. - Interactive, Series A (S)* ................             53,680
   24,100     Mattel, Inc. ....................................................            361,982
    2,300     Matthews International Corp., Class A ...........................            102,649
    7,900     O'Reilly Automotive, Inc.* ......................................            214,169
    2,600     Royal Caribbean Cruises, Ltd. .. ................................             35,256
    6,600     Saks, Inc.* .....................................................             39,600
    6,100     Scripps Networks Interactive, Inc., Class A .....................            173,240
    6,400     Sonic Corp.* ....................................................             68,480
   12,350     Stage Stores, Inc. ..............................................             95,219
    5,800     Tempur-Pedic International, Inc. ................................             45,298
    9,900     TJX Cos., Inc. ..................................................            264,924
    5,700     Valassis Communications, Inc.* ..................................             25,308
    2,000     VF Corp. ........................................................            110,200
    5,900     Virgin Media, Inc. ..............................................             33,984
                                                                                       -----------
                                                                                         3,291,136
                                                                                       -----------
              CONSUMER STAPLES - 9.58%
    2,300     Bunge, Ltd. .....................................................             88,343
    4,900     Casey's General Stores, Inc. ....................................            147,980
    3,600     Clorox Co. ......................................................            218,916
   12,100     ConAgra Foods, Inc. .............................................            210,782
   10,700     Constellation Brands, Inc., Class A* ............................            134,178
    5,400     Costco Wholesale Corp. ..........................................            307,854
    2,500     Energizer Holdings, Inc.* .......................................            122,150
    3,500     Herbalife, Ltd. .................................................             85,505
    6,000     HJ Heinz Co. ....................................................            262,920
    4,200     Hormel Foods Corp. ..............................................            118,692
    5,700     Lance, Inc. .....................................................            117,933
    3,900     Lorillard, Inc. .................................................            256,854
    6,500     Molson Coors Brewing Co., Class B ...............................            242,840
    8,000     Safeway, Inc. ...................................................            170,160
    9,200     Sara Lee Corp. ..................................................            102,856
    7,700     Tyson Foods, Inc., Class A ......................................             67,298
    3,000     UST, Inc. .......................................................            202,770
    2,300     Wal-Mart Stores, Inc. ...........................................            128,363
                                                                                       -----------
                                                                                         2,986,394
                                                                                       -----------
              ENERGY - 5.85%
   11,600     BJ Services Co. .................................................            149,060
    3,900     Chesapeake Energy Corp. .........................................             85,683
   17,800     El Paso Corp. ...................................................            172,660
    6,400     Forest Oil Corp.* ...............................................            186,944
    4,600     Helmerich & Payne, Inc. .........................................            157,826

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
    5,600     Nabors Industries, Ltd.* ........................................        $    80,528
    4,200     Newfield Exploration Co.* .......................................             96,516
    4,900     Noble Energy, Inc. ............ .................................            253,918
    1,800     Overseas Shipholding Group, Inc. ................................             67,644
    9,600     PetroHawk Energy Corp.* .........................................            181,920
    3,400     Plains Exploration & Production Co.* ............................             95,880
      800     SEACOR Holdings, Inc.* ..........................................             53,736
    3,600     St. Mary Land & Exploration Co. .................................             89,604
    6,700     Tesoro Corp. ....................................................             64,789
    1,700     Whiting Petroleum Corp.* ........................................             88,383
                                                                                       -----------
                                                                                         1,825,091
                                                                                       -----------
              FINANCIALS - 27.36%
   15,800     Annaly Capital Management, Inc., REIT ...........................            219,620
   10,800     AON Corp. .......................................................            456,840
    3,900     Arch Capital Group, Ltd.* .......................................            272,025
    9,699     Ares Capital Corp. ..............................................             76,234
    5,400     Asset Acceptance Capital Corp.* .................................             43,794
    6,860     Associated Banc-Corp. ...........................................            151,332
    5,100     Assurant, Inc. ..................................................            129,948
    5,100     Assured Guaranty, Ltd. ..........................................             57,273
    3,100     AvalonBay Communities, Inc., REIT ...............................            220,162
    7,800     Axis Capital Holdings, Ltd. .....................................            222,144
    2,300     BlackRock, Inc. .................................................            302,082
    3,100     Boston Properties, Inc., REIT ...................................            219,728
    2,700     Credit Acceptance Corp.* ........................................             41,418
    6,075     Delphi Financial Group, Inc., Class A ...........................             95,681
    5,800     Discover Financial Services .....................................             71,050
    7,900     Equity Residential, REIT ........................................            275,947
    3,032     Everest Re Group, Ltd. ..........................................            226,490
   16,100     Fifth Third Bancorp .............................................            174,685
    2,500     Financial Federal Corp. .........................................             57,875
    1,800     First Midwest Bankcorp, Inc./IL .................................             39,978
   10,000     Hudson City Bancorp, Inc. .......................................            188,100
    4,040     International Bancshares Corp. ..................................            104,919
    2,300     IPC Holdings, Ltd. ..............................................             63,503
   10,400     JPMorgan Chase & Co. ............................................            429,000
   15,500     Keycorp .........................................................            189,565
    4,700     Kimco Realty Corp., REIT ........................................            106,126
    1,300     Leucadia National Corp. .........................................             34,892
    2,400     M&T Bank Corp. ..................................................            194,640
    8,400     Marsh & McLennan Cos., Inc. .....................................            246,288
    5,198     Marshall & Ilsley Corp. .........................................             93,720
    2,000     MB Financial, Inc. ..............................................             59,420
   43,600     National City Corp. .............................................            117,720
    3,600     NewAlliance Bancshares, Inc. ....................................             49,680
    2,200     Northern Trust Corp.   ..........................................            123,882
    7,600     People's United Financial, Inc. .................................            133,000
    3,400     Platinum Underwriters Holdings, Ltd. ............................            107,916
    6,400     Principal Financial Group, Inc. .................................            121,536
   10,100     Progressive Corp./The ...........................................            144,127
    5,200     Prologis, REIT ..................................................             72,800
    1,000     PS Business Parks, Inc., REIT ...................................             45,270
    2,000     Public Storage, REIT ............................................            163,000
    5,600     Realty Income Corp., REIT .......................................            129,472
   13,900     Regions Financial Corp. .........................................            154,151
    3,400     Reinsurance Group of America, Inc., Class A   ...................            126,956
    1,000     Simon Property Group, Inc., REIT ................................             67,030
    3,300     SL Green Realty Corp., REIT .....................................            138,732
    9,900     Sovereign Bancorp, Inc.* ........................................             28,710
    2,300     State Street Corp. ..............................................             99,705
    5,700     Torchmark Corp. .................................................            238,089
   19,300     Unum Group ......................................................            303,975
    6,600     US Banccorp .....................................................            196,746
    6,200     U-Store-It Trust, REIT ..........................................             42,532
    1,600     Ventas, Inc., REIT ..............................................             57,696
    5,300     Vornado Realty Trust, REIT ......................................            373,915
    5,700     Webster Financial Corp. .........................................            105,678
    1,200     Westamerica Bancorporation ......................................             68,700
    8,800     WR Berkley Corp. ................................................            231,176
    2,800     XL Capital, Ltd., Class A .......................................             27,160
                                                                                       -----------
                                                                                         8,533,833
                                                                                       -----------
              HEALTH CARE - 6.27%
    3,000     AmerisourceBergen Corp. .........................................             93,810
    2,900     Amsurg Corp.* ...................................................             72,326
    7,800     Applied Biosystems, Inc. (S) ....................................            240,474
    3,929     Barr Pharmaceuticals, Inc.* .....................................            252,478
    4,500     Centene Corp.* ..................................................             84,780
    1,200     Charles River Laboratories International, Inc.* .................             42,996
    5,100     Coventry Health Care, Inc.* .....................................             67,269
    3,300     Forest Laboratories, Inc.*  .....................................             76,659
    7,300     Health Net, Inc.* ...............................................             94,024
   22,300     Hologic, Inc.* ..................................................            272,952
    3,800     Humana, Inc.* ...................................................            112,442
    2,500     Invitrogen Corp.* ...............................................             71,975
    4,700     Orthofix International N.V.* ....................................             63,685
   11,997     Schering-Plough Corp. ...........................................            173,836
   12,100     Universal American Corp./NY* ....................................            107,085
    4,000     Wyeth ...........................................................            128,720
                                                                                       -----------
                                                                                         1,955,511
                                                                                       -----------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
58

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS - 9.48%
   10,000     ACCO Brands Corp.* ..............................................        $    28,200
    2,500     Acuity Brands, Inc. .............................................             87,400
    4,400     Albany International Corp., Class A .............................             64,064
    7,700     Allied Waste Industries, Inc.* ..................................             80,234
    8,600     Belden, Inc. ....................................................            179,224
    8,100     Carlisle Cos., Inc. .............................................            188,325
    4,400     Cooper Industries, Ltd., Class A ................................            136,180
    4,000     Dover Corp. .....................................................            127,080
    2,400     ESCO Technologies, Inc.* ........................................             82,800
      800     Flowserve Corp. .................................................             45,536
    3,100     GATX Corp. ......................................................             88,505
    1,800     General Dynamics Corp. ..........................................            108,576
    1,887     Genesee & Wyoming, Inc., Class A* ...............................             62,931
    3,100     Graco, Inc. .....................................................             76,663
    7,000     Ingersoll-Rand Co., Ltd., Class A ...............................            129,150
    4,800     ITT Corp.   .....................................................            213,600
    4,900     KBR, Inc. .......................................................             72,716
    2,000     L-3 Communications Holdings, Inc. ...............................            162,340
    6,300     Mueller Industries, Inc. ........................................            144,081
    1,200     Norfolk Southern Corp. ..........................................             71,928
    2,400     Parker Hannifin Corp. ...........................................             93,048
    3,600     RR Donnelley & Sons Co. .........................................             59,652
    1,700     Simpson Manufacturing Co., Inc. .................................             39,168
   20,100     Southwest Airlines Co. ..........................................            236,778
    3,500     United Stationers, Inc.* ........................................            130,865
    2,000     URS Corp.* ......................................................             58,780
    2,400     WW Grainger, Inc. ...............................................            188,568
                                                                                       -----------
                                                                                         2,956,392
                                                                                       -----------
              INFORMATION TECHNOLOGY - 7.65%
    4,000     Affiliated Computer Services,Inc., Class A*   ...................            164,000
    8,200     Arrow Electronics, Inc.* ........................................            143,090
   17,000     Brocade Communications Systems, Inc.* ...........................             64,090
   10,800     CA, Inc. ........................................................            192,240
    7,100     Computer Sciences Corp.* ........................................            214,136
    3,700     Diebold, Inc. ...................................................            109,964
    4,900     Electronics for Imaging, Inc.* ..................................             51,940
    6,600     Intersil Corp., Class A .........................................             90,354
   21,200     Maxim Integrated Products, Inc. .................................            288,320
    3,400     MAXIMUS, Inc. ...................................................            108,596
    8,300     Molex, Inc. .....................................................            119,603
    7,500     Novellus Systems, Inc.* .........................................            118,500
    3,700     SanDisk Corp.* ..................................................             32,893
    9,700     Seagate Technology ..............................................             65,669
   14,300     Sun Microsystems, Inc.* .........................................             65,780
    8,000     Synopsys, Inc.* .................................................            146,240
    3,600     Teradata Corp.* .................................................             55,404
    5,500     Websense, Inc.* .................................................            107,360
   19,200     Xerox Corp. .....................................................            153,984
    4,600     Zebra Technologies Corp., Class A* ..............................             93,104
                                                                                       -----------
                                                                                         2,385,267
                                                                                       -----------
              MATERIALS - 4.89%
    2,400     Air Products & Chemicals, Inc. ..................................            139,512
    7,500     Alcoa, Inc. .....................................................             86,325
    2,600     Aptargroup, Inc. ................................................             78,832
    5,400     Celanese Corp., Series A ........................................             74,844
      800     Compass Minerals International, Inc. ............................             43,944
    1,200     Deltic Timber Corp. .............................................             54,660
    3,200     Ecolab, Inc. ....................................................            119,232
    3,400     EI Du Pont de Nemours & Co. .....................................            108,800
    2,935     Freeport-McMoRan Copper & Gold, Inc. ............................             85,408
    2,700     Mosaic Co./The ..................................................            106,407
    4,100     Nucor Corp. .....................................................            166,091
    4,600     Owens-Illinois, Inc.* ...........................................            105,248
    3,000     Sigma-Aldrich Corp. .............................................            131,580
    5,900     Weyerhaeuser Co. ................................................            225,498
                                                                                       -----------
                                                                                         1,526,381
                                                                                       -----------
              TELECOMMUNICATION SERVICES - 1.29%
    3,900     Crown Castle International Corp.* ...............................             82,563
    3,400     Embarq Corp. ....................................................            102,000
    1,000     NII Holdings, Inc.* .............................................             25,760
   30,600     Qwest Communications International, Inc. ........................             87,516
    2,500     Telephone & Data Systems, Inc. ..................................             67,125
    4,800     Windstream Corp. ................................................             36,048
                                                                                       -----------
                                                                                           401,012
                                                                                       -----------
              UTILITIES - 13.08%
    6,400     Ameren Corp. ....................................................            207,680
   14,100     American Electric Power Co., Inc. ...............................            460,083
    2,300     Atmos Energy Corp. ..............................................             55,821
    9,500     Edison International ............................................            338,105
    1,100     Entergy Corp. ...................................................             85,855
    1,700     New Jersey Resources Corp. ......................................             63,308
    2,900     NRG Energy, Inc.* ...............................................             67,425
   10,000     NSTAR ...........................................................            330,500
    5,400     Oneok, Inc. .....................................................            172,260
   12,600     PG&E Corp. ......................................................            462,042
    9,500     Progress Energy, Inc. ...........................................            374,015
    3,900     Questar Corp. ...................................................            134,394

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
     9,200    Sempra Energy ...................................................        $   391,828
     3,900    UGI Corp.   .....................................................             93,093
     3,300    Unisource Energy Corp. ..........................................             91,014
     4,400    Westar Energy, Inc. .............................................             85,756
     2,000    WGL Holdings, Inc.   ............................................             64,380
     6,100    Wisconsin Energy Corp. ..........................................            265,350
    19,300    Xcel Energy, Inc. ...............................................            336,206
                                                                                       -----------
                                                                                         4,079,115
                                                                                       -----------

              TOTAL COMMON STOCKS
              (Cost $41,261,771) ..............................................         29,940,132

INVESTMENT COMPANIES - 3.86%
--------------------------------------------------------------------------------------------------
    4,500     iShares Russell Midcap Value Index Fund ETF .....................            135,720
1,068,765     SSgA Prime Money Market Fund ....................................          1,068,765
                                                                                       -----------
              TOTAL INVESTMENT COMPANIES
              (Cost $1,263,716) ...............................................          1,204,485

TOTAL INVESTMENTS - 99.86%
--------------------------------------------------------------------------------------------------
(Cost $42,525,487**) ..........................................................         31,144,617

NET OTHER ASSETS AND LIABILITIES - 0.14%
--------------------------------------------------------------------------------------------------
                                                                                            42,242

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $31,186,859

--------------------------------------------------------------------------------
   *   Non-income producing.
  **   Aggregate cost for Federal tax purposes was $43,246,316.
 (S) Tracking Stock - Security issued by a parent company that tracks the performance of a particular division.
 ETF   Exchange Traded Fund.
REIT   Real Estate Investment Trust.

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
60

================================================================================
  MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                                22%
Consumer Discretionary                                                16
Health Care                                                           16
Industrials                                                           16
Energy                                                                13
Financials                                                             7
Consumer Staples                                                       4
Materials                                                              3
Telecommunication Services                                             2
Cash & Other Net Assets                                                1

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 99.10%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 16.41%
   16,500     Aeropostale, Inc.* ..............................................        $   399,465
   19,800     Buckle, Inc./The ................................................            521,532
   14,600     Carter's, Inc.* .................................................            310,104
   14,400     GameStop Corp., Class A* ........................................            394,416
   19,900     Guess ?, Inc. ...................................................            433,223
   41,000     Gymboree Corp.*   ...............................................          1,060,260
   28,900     O'Reilly Automotive, Inc.* ......................................            783,479
    6,100     priceline.com, Inc.* ............................................            321,043
   37,100     Sotheby's  ......................................................            345,401
   21,000     Steiner Leisure, Ltd.* ..........................................            543,900
   30,800     True Religion Apparel, Inc.* ....................................            515,900
   21,200     Volcom, Inc.* ...................................................            274,116
   13,700     Zumiez, Inc.* ...................................................            133,712
                                                                                       -----------
                                                                                         6,036,551
                                                                                       -----------
              CONSUMER STAPLES - 3.63%
   16,800     Avon Products, Inc. ............................................             417,144
   19,200     Herbalife, Ltd. ................................................             469,056
   31,600     SUPERVALU, Inc. ................................................             449,984
                                                                                       -----------
                                                                                         1,336,184
                                                                                       -----------
              ENERGY - 13.16%
   40,300     Atwood Oceanics, Inc.* .........................................           1,107,444
    3,900     Helmerich & Payne, Inc. ........................................             133,809
   66,600     Hercules Offshore, Inc.* .......................................             485,514
   15,300     National Oilwell Varco, Inc.* ..................................             457,317
   14,700     Noble Corp. ....................................................             473,487
   18,300     Noble Energy, Inc. .............................................             948,306
   22,500     St. Mary Land & Exploration Co. ................................             560,025
   14,500     Ultra Petroleum Corp.* .........................................             674,975
                                                                                       -----------
                                                                                         4,840,877
                                                                                       -----------
              FINANCIALS - 6.80%
   47,200     Assured Guaranty, Ltd. .........................................             530,056
   11,200     Capital One Financial Corp. ....................................             438,144
   86,500     Huntington Bancshares, Inc./OH  ................................             817,425
    6,000     Invesco, Ltd. ..................................................              89,460
   35,200     TCF Financial Corp. ............................................             624,448
                                                                                       -----------
                                                                                         2,499,533
                                                                                       -----------
              HEALTH CARE - 16.02%
    9,400     Beckman Coulter, Inc. ..........................................             469,248
   15,900     Cephalon, Inc.* ................................................           1,140,348
   44,100     Coventry Health Care, Inc.* ....................................             581,679
    6,500     Cubist Pharmaceuticals, Inc.* ..................................             165,035
    1,000     Health Net, Inc.* ..............................................              12,880
    4,700     Hospira, Inc.* .................................................             130,754
   20,100     Humana, Inc.* ..................................................             594,759
   26,300     Invitrogen Corp.* ..............................................             757,177
   23,000     Psychiatric Solutions, Inc.* ...................................             765,670
   20,800     St. Jude Medical, Inc.* ........................................             791,024
   11,000     Waters Corp.* ..................................................             481,800
                                                                                       -----------
                                                                                         5,890,374
                                                                                       -----------
              INDUSTRIALS - 15.86%
    8,200     Flowserve Corp. ................................................             466,744
   11,300     Foster Wheeler, Ltd.* ..........................................             309,620
   32,800     Graco, Inc. ....................................................             811,144
   46,400     Herman Miller, Inc. ............................................           1,020,800
   22,300     HUB Group, Inc., Class A* ......................................             701,335
   21,900     Manpower, Inc. .................................................             681,747
   33,400     Oshkosh Corp. ..................................................             255,844
    9,500     Precision Castparts Corp. ......................................             615,695
   13,300     Terex Corp.* ...................................................             221,977
   31,500     Thomas & Betts Corp.* ..........................................             748,125
                                                                                       -----------
                                                                                         5,833,031
                                                                                       -----------
              INFORMATION TECHNOLOGY - 22.08%
   46,300     Akamai Technologies, Inc.* .....................................             665,794
   17,200     Alliance Data Systems Corp.* ...................................             862,752
   20,800     Amdocs, Ltd.* ..................................................             469,248

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
   19,200     Amphenol Corp., Class A ..........................................       $   550,080
   24,700     Autodesk, Inc.* ..................................................           526,357
   28,000     BMC Software, Inc.* ..............................................           722,960
   36,600     Cognizant Technology Solutions Corp., Class A* ...................           702,720
   13,200     Flir Systems, Inc.* .............................................            423,720
   47,200     NetApp, Inc.* ...................................................            638,616
   87,000     Perot Systems Corp., Class A* ...................................          1,251,930
   31,300     Polycom, Inc.* ..................................................            657,613
   42,600     Western Union Co./The............................................            650,076
                                                                                       -----------
                                                                                         8,121,866
                                                                                       -----------
              MATERIALS - 3.48%
    5,200     Freeport-McMoRan Copper
              Gold, Inc. ......................................................            151,320
   21,100     Pactiv Corp.* ...................................................            497,116
   28,700     Terra Industries, Inc. ..........................................            631,113
                                                                                       -----------
                                                                                         1,279,549
                                                                                       -----------
              TELECOMMUNICATION SERVICES - 1.66%
   23,700     NII Holdings, Inc.* .............................................            610,512
                                                                                       -----------
              TOTAL COMMON STOCKS
              (Cost $51,657,562) ..............................................         36,448,477

INVESTMENT COMPANY - 2.15%
--------------------------------------------------------------------------------------------------
  791,036     SSgA Prime Money Market Fund  ...................................            791,036
                                                                                       -----------
              TOTAL INVESTMENT COMPANY
              (Cost $791,036) .................................................            791,036

TOTAL INVESTMENTS - 101.25%
--------------------------------------------------------------------------------------------------
(Cost $52,448,598**) ..........................................................         37,239,513

NET OTHER ASSETS AND LIABILITIES - (1.25)%
--------------------------------------------------------------------------------------------------
                                                                                          (458,048)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $36,781,465

--------------------------------------------------------------------------------
  *    Non-income producing.
 **    Aggregate cost for Federal tax purposes was $57,039,372.

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
62

================================================================================
  SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Financials                                                            21%
Industrials                                                           21
Consumer Discretionary                                                17
Information Technology                                                 9
Health Care                                                            8
Utilities                                                              6
Materials                                                              5
Energy                                                                 4
Cash and Other Net Assets                                              3

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------

COMMON STOCKS - 96.72%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 16.90%
    6,600     Arbitron, Inc. ..................................................        $   215,028
   19,000     Cato Corp./The, Class A .........................................            294,880
    6,100     CEC Entertainment, Inc.* ........................................            156,648
    7,700     Choice Hotels International, Inc. ...............................            210,518
   14,300     Helen of Troy, Ltd.* ............................................            257,257
   13,600     Hibbett Sports, Inc.* ...........................................            242,216
    5,100     Matthews International Corp., Class A ...........................            227,613
   16,200     Modine Manufacturing Co. ........................................            119,880
   14,500     Sonic Corp.* ....................................................            155,150
   28,400     Stage Stores, Inc.   ............................................            218,964
    7,800     Tempur-Pedic International, Inc. ................................             60,918
    6,700     Unifirst Corp./MA ...............................................            218,621
   12,600     Valassis Communications, Inc.* ..................................             55,944
                                                                                       -----------
                                                                                         2,433,637
                                                                                       -----------
              CONSUMER STAPLES - 5.53%
   11,000     Casey's General Stores, Inc. ....................................            332,200
    7,900     Herbalife, Ltd. .................................................            192,997
   13,100     Lance, Inc. .....................................................            271,039
                                                                                       -----------
                                                                                           796,236
                                                                                       -----------
              ENERGY - 4.31%
    8,600     Penn Virginia Corp. .............................................            319,662
    1,400     SEACOR Holdings, Inc.* ..........................................             94,038
    4,000     Whiting Petroleum Corp.* ........................................            207,960
                                                                                       -----------
                                                                                           621,660
                                                                                       -----------
              FINANCIALS - 21.22%
    9,300     Acadia Realty Trust, REIT .......................................            168,051
    5,200     American Campus Communities, Inc., REIT .........................            135,096
   21,800     Ares Capital Corp. ..............................................            171,348
   17,400     Asset Acceptance Capital Corp.* .................................            141,114
   11,500     Assured Guaranty, Ltd. ..........................................            129,145
   10,300     Asta Funding, Inc. ..............................................             35,020
    6,800     Credit Acceptance Corp.* ........................................            104,312
   13,700     Delphi Financial Group, Inc., Class A ...........................            215,775
    5,500     Financial Federal Corp. .........................................            127,325
    4,000     First Midwest Bankcorp, Inc./IL..................................             88,840
    9,620     International Bancshares Corp. ..................................            249,831
    5,400     IPC Holdings, Ltd. ..............................................            149,094
    4,400     MB Financial, Inc. ..............................................            130,724
    6,400     NewAlliance Bancshares, Inc. ....................................             88,320
    7,400     Platinum Underwriters Holdings, Ltd. ............................            234,876
    3,200     PS Business Parks, Inc., REIT ...................................            144,864
   10,600     Realty Income Corp., REIT .......................................            245,072
   14,900     U-Store-It Trust, REIT ..........................................            102,214
   13,000     Webster Financial Corp. .........................................            241,020
    2,700     Westamerica Bancorporation ......................................            154,575
                                                                                       -----------
                                                                                         3,056,616
                                                                                       -----------
              HEALTH CARE - 7.89%
    8,500     Amsurg Corp.* ...................................................            211,990
   10,300     Centene Corp.* ..................................................            194,052
    3,600     Corvel Corp.* ...................................................             96,552
    7,800     ICU Medical, Inc.* ..............................................            249,834
   10,600     Orthofix International N.V.* ....................................            143,630
   27,100     Universal American Corp./NY* ....................................            239,835
                                                                                       -----------
                                                                                         1,135,893
                                                                                       -----------
              INDUSTRIALS - 20.51%
   22,600     ACCO Brands Corp.* ..............................................             63,732
    5,500     Acuity Brands, Inc. .............................................            192,280

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
  SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
   10,000     Albany International Corp., Class A .............................        $   145,600
   19,200     Belden, Inc. ....................................................            400,128
   16,200     Bowne & Co., Inc.   .............................................            126,198
   19,500     Carlisle Cos., Inc. .............................................            453,375
    8,400     Deswell Industries, Inc. ........................................             25,284
    5,500     ESCO Technologies, Inc.* ........................................            189,750
    7,000     GATX Corp. ......................................................            199,850
    4,300     Genesee & Wyoming, Inc., Class A* ...............................            143,405
   14,300     Mueller Industries, Inc. ........................................            327,041
    7,800     Quixote Corp. ...................................................             50,076
    4,500     Simpson Manufacturing Co., Inc. .................................            103,680
    7,700     Sterling Construction Co., Inc.* ................................            101,717
    8,100     United Stationers, Inc.* ........................................            302,859
   14,600     Vitran Corp., Inc.* .............................................            129,794
                                                                                       -----------
                                                                                         2,954,769
                                                                                       -----------
              INFORMATION TECHNOLOGY - 9.29%
    8,600     Diebold, Inc. ...................................................            255,592
   13,900     Electronics for Imaging, Inc.* ..................................            147,340
    7,500     MAXIMUS, Inc. ...................................................            239,550
   19,300     NAM TAI Electronics, Inc. .......................................            146,680
   12,300     Websense, Inc.* .................................................            240,096
   17,500     Xyratex, Ltd.* ..................................................             98,000
   10,400     Zebra Technologies Corp., Class A*  .............................            210,496
                                                                                       -----------
                                                                                         1,337,754
                                                                                       -----------
              MATERIALS - 5.40%
    6,100     Aptargroup, Inc. ................................................            184,952
    1,900     Compass Minerals International, Inc. ............................            104,367
    3,700     Deltic Timber Corp. .............................................            168,535
   15,200     Zep, Inc.   .....................................................            319,960
                                                                                       -----------
                                                                                           777,814
                                                                                       -----------
              UTILITIES - 5.67%
    6,800     Atmos Energy Corp. ..............................................            165,036
    3,350     New Jersey Resources Corp. ......................................            124,754
    7,500     Unisource Energy Corp. ..........................................            206,850
    9,000     Westar Energy, Inc. .............................................            175,410
    4,500     WGL Holdings, Inc. ..............................................            144,855
                                                                                       -----------
                                                                                           816,905
                                                                                       -----------
              TOTAL COMMON STOCKS
              (Cost $18,390,219) ..............................................         13,931,284

INVESTMENT COMPANY - 1.45%
--------------------------------------------------------------------------------------------------
  208,815     SSgA Prime Money Market Fund ....................................            208,815
                                                                                       -----------
              TOTAL INVESTMENT COMPANY
              (Cost $208,815) .................................................            208,815

TOTAL INVESTMENTS - 98.17%
--------------------------------------------------------------------------------------------------
(Cost $18,599,034**) ..........................................................         14,140,099

NET OTHER ASSETS AND LIABILITIES - 1.83%
--------------------------------------------------------------------------------------------------
                                                                                           263,013

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $14,403,112

--------------------------------------------------------------------------------
   *   Non-income producing.
  **   Aggregate cost for Federal tax purposes was $18,946,584.
REIT   Real Estate Investment Trust.

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
64

================================================================================
  SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                              AS OF OCTOBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Industrials                                                           25%
Health Care                                                           20
Information Technology                                                19
Consumer Discretionary                                                10
Financials                                                             9
Energy                                                                 8
Cash and Other Net Assets                                              3
Materials                                                              3
Consumer Staples                                                       1
Telecommunication Services                                             1
Utilities                                                              1

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 97.62%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 10.39%
    2,800     Aaron Rents, Inc. .................................................      $    69,412
    3,600     Aeropostale, Inc.* ................................................           87,156
    4,200     California Pizza Kitchen, Inc.* ...................................           41,034
    2,500     CEC Entertainment, Inc.* ..........................................           64,200
   11,000     CKX, Inc.* ........................................................           48,840
    3,700     Corinthian Colleges, Inc.* ........................................           52,836
    1,700     Deckers Outdoor Corp.* ............................................          144,262
    1,700     DeVry, Inc. .......................................................           96,373
    2,700     Dolan Media Co.* ..................................................           11,070
    4,100     Drew Industries, Inc.*   ..........................................           49,610
    2,900     Ethan Allen Interiors, Inc. .......................................           51,881
    2,200     Focus Media Holding, Ltd., ADR* ...................................           40,766
    2,600     Interactive Data Corp. ............................................           61,308
    2,300     Marvel Entertainment, Inc.* .......................................           74,037
    4,900     Outdoor Channel Holdings, Inc.* ...................................           39,200
    2,200     Papa John's International, Inc.* . ................................           49,632
    2,800     Pool Corp. ........................................................           48,748
    2,700     Scientific Games Corp., Class A* ..................................           48,600
    1,900     Under Armour, Inc., Class A* ......................................           49,400
    2,800     Volcom, Inc.* .....................................................           36,204
    1,800     Warnaco Group, Inc./The* ..........................................           53,658
    6,800     Winnebago Industries ..............................................           40,392
    5,200     World Wrestling Entertainment, Inc., Class A.......................           74,048
    3,100     Zumiez, Inc.* .....................................................           30,256
                                                                                       -----------
                                                                                         1,362,923
                                                                                       -----------
              CONSUMER STAPLES - 1.30%
      700     Central European Distribution Corp.* ..............................           20,153
    1,400     Green Mountain Coffee Roasters, Inc.* .............................           40,586
    1,700     United Natural Foods, Inc.* .......................................           37,978
    4,800     Winn-Dixie Stores, Inc.* ..........................................           72,096
                                                                                       -----------
                                                                                           170,813
                                                                                       -----------
              ENERGY - 8.22%
    2,800     Atwood Oceanics, Inc.* ............................................           76,944
    5,800     Basic Energy Services, Inc.* ......................................           79,344
      900     CARBO Ceramics, Inc. ..............................................           38,943
    2,100     Carrizo Oil & Gas, Inc.* ..........................................           49,119
    1,400     Comstock Resources, Inc.* .........................................           69,188
    1,100     Dawson Geophysical Co.* ...........................................           26,983
    2,200     Dril-Quip, Inc.* ..................................................           54,340
    4,100     Hercules Offshore, Inc.* ..........................................           29,889
    2,100     IHS, Inc., Class A* ...............................................           74,319
    3,600     ION Geophysical Corp.* ............................................           23,616
    1,000     Lufkin Industries, Inc. ...........................................           52,320
    2,200     Massey Energy Co. .................................................           50,798
    2,600     NATCO Group, Inc., Class A* .......................................           54,964
    2,800     Oceaneering International, Inc.* ..................................           78,876
    2,800     Penn Virginia Corp. ...............................................          104,076
    4,500     Petroquest Energy, Inc.* ..........................................           44,775
    1,632     Smith International, Inc. .........................................           56,271
    1,900     Superior Energy Services, Inc.* ...................................           40,508
    1,900     Walter Industries, Inc. ...........................................           73,625
                                                                                       -----------
                                                                                         1,078,898
                                                                                       -----------
              FINANCIALS - 9.40%
      600     Affiliated Managers Group, Inc.* ..................................           27,828
      700     Alexandria Real Estate Equities, Inc., REIT .......................           48,664
    2,700     American Physicians Capital, Inc. .................................          110,457
    2,500     Corporate Office Properties Trust SBI MD, REIT ....................           77,725

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
  SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
    1,900     Digital Realty Trust, Inc., REIT ................................        $    63,612
    1,300     EastGroup Properties, Inc., REIT ................................             43,524
    2,600     Greenhill & Co., Inc. ...........................................            171,522
    2,600     Highwoods Properties, Inc., REIT ................................             64,532
    1,600     Home Properties, Inc., REIT .....................................             64,784
    3,000     Mid-America Apartment Communities, Inc., REIT ...................            105,720
    2,200     Nationwide Health Properties, Inc., REIT ........................             65,648
    2,900     optionsXpress Holdings, Inc. ....................................             51,504
    2,900     Signature Bank/New York, NY* ....................................             94,482
    1,500     Stifel Financial Corp.* .........................................             65,475
    1,200     SVB Financial Group* ............................................             61,740
    3,100     Waddell & Reed Financial,  Inc., Class A ........................             45,012
    2,400     Washington Real Estate Investment Trust, REIT ...................             71,952
                                                                                       -----------
                                                                                         1,234,181
                                                                                       -----------
              HEALTH CARE - 19.54%
    2,500     Acorda Therapeutics, Inc.* ......................................             51,000
    2,300     Alexion Pharmaceuticals, Inc.* ..................................             93,725
    4,700     Alkermes, Inc.* .................................................             46,436
    1,100     AMAG Pharmaceuticals, Inc.* .....................................             33,638
    1,600     Amedisys, Inc.* .................................................             90,256
    4,900     AMN Healthcare Services, Inc.* ..................................             44,051
    3,000     Arthrocare Corp.* ...............................................             62,340
    3,900     Bruker Corp.* ...................................................             15,951
    2,500     Cepheid, Inc.* ..................................................             29,675
    2,600     Emeritus Corp.* .................................................             29,978
    4,600     Icon PLC, ADR* ..................................................            116,702
    2,400     Immucor, Inc.* ..................................................             63,720
    3,400     Isis Pharmaceuticals, Inc.* .....................................             47,804
    1,700     Kendle International, Inc.* .....................................             30,719
    3,100     KV Pharmaceutical Co., Class A* .................................             52,700
    2,200     Magellan Health Services, Inc.* .................................             81,268
    1,600     Martek Biosciences Corp.* .......................................             47,728
    3,800     Medcath Corp.* ..................................................             58,596
    1,800     Medicines Co./The* ..............................................             31,374
    4,500     Medicis Pharmaceutical Corp., Class A ...........................             64,215
    1,800     MWI Veterinary Supply, Inc.* ....................................             62,334
    3,000     Myriad Genetics, Inc.* ..........................................            189,270
    2,900     Omnicell, Inc.* .................................................             31,842
    1,900     Onyx Pharmaceuticals, Inc.* .....................................             51,262
    1,200     OSI Pharmaceuticals, Inc.* ......................................             45,540
    5,900     Parexel International Corp.* ....................................             61,360
    4,000     Pediatrix Medical Group, Inc.* ..................................            154,600
    2,000     Perrigo Co. .....................................................             68,000
    4,200     PharmaNet Development Group, Inc.* ..............................              6,720
    3,800     PSS World Medical, Inc.* ........................................             68,932
    3,000     Psychiatric Solutions, Inc.* ....................................             99,870
    2,400     SonoSite, Inc.* .................................................             50,568
    1,600     STERIS Corp. ....................................................             54,464
    3,600     Thoratec Corp.* .................................................             88,632
    3,200     Valeant Pharmaceuticals International*. .........................             60,064
    1,300     Varian, Inc.* ...................................................             47,905
    1,600     West Pharmaceutical Services, Inc. ..............................             63,872
    4,000     Wright Medical Group, Inc.* .....................................             92,720
    1,400     XenoPort, Inc.* .................................................             58,254
    4,800     Zoll Medical Corp.* .............................................            115,584
                                                                                       -----------
                                                                                         2,563,669
                                                                                       -----------
              INDUSTRIALS - 24.95%
    1,900     Actuant Corp., Class A ..........................................             34,067
    1,900     Acuity Brands, Inc. .............................................             66,424
    2,100     Advisory Board Co./The* .........................................             51,765
    2,000     Aecom Technology Corp.* .........................................             35,260
      500     Ameron International Corp. ......................................             23,500
    1,800     Barnes Group, Inc. ..............................................             26,118
    4,500     BE Aerospace, Inc.* .............................................             57,915
    2,100     Beacon Roofing Supply, Inc.* ....................................             28,728
    2,100     Belden, Inc. ....................................................             43,764
    4,500     Bucyrus International, Inc., Class A ............................            108,585
    2,400     Chart Industries, Inc.* .........................................             32,688
    2,900     Clarcor, Inc. ...................................................            102,631
    1,800     Clean Harbors, Inc.* ............................................            118,026
    1,100     Energy Conversion Devices, Inc.* ................................             37,554
    2,200     EnPro Industries, Inc.* .........................................             48,862
    1,300     Franklin Electric Co., Inc. .....................................             54,808
    3,100     FTI Consulting, Inc.* ...........................................            180,575
    1,700     Genesee & Wyoming, Inc., Class A* ...............................             56,695
    2,600     GeoEye, Inc.* ...................................................             56,264
    2,400     Healthcare Services Group .......................................             39,744
    2,100     HEICO Corp. .....................................................             80,787
    4,100     Hexcel Corp.* ...................................................             54,120
    2,100     HUB Group, Inc., Class A* .......................................             66,045
    4,200     Hudson Highland Group, Inc.* ....................................             22,008
    1,600     II-VI, Inc.* ....................................................             44,944
    1,900     Kaydon Corp. ....................................................             63,479
    2,400     Korn/Ferry International* .......................................             33,336

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
66

================================================================================
  SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
    3,400     Ladish Co., Inc.* ...............................................        $    57,902
    1,400     Layne Christensen Co.* ..........................................             36,792
      600     Lindsay Corp. ...................................................             28,548
    3,400     LMI Aerospace, Inc.* ............................................             51,918
    1,400     Mcgrath Rentcorp ................................................             31,836
    1,900     Middleby Corp.* .................................................             76,741
    1,600     Mine Safety Appliances Co. ......................................             43,200
    2,600     Navigant Consulting, Inc.* ......................................             42,042
    1,200     Nordson Corp. ...................................................             44,316
    3,100     RBC Bearings, Inc.* .............................................             73,563
    1,600     Robbins & Myers, Inc. ...........................................             32,640
    7,100     SYKES Enterprises, Inc.* ........................................            113,316
    2,100     Tetra Tech, Inc.* ...............................................             46,179
    1,675     Titan International, Inc. .......................................             19,363
    3,400     TransDigm Group, Inc.* ..........................................            102,476
    4,200     Triumph Group, Inc. .............................................            184,212
    8,200     UAL Corp. .......................................................            119,392
    1,500     United Stationers, Inc.* ........................................             56,085
    1,100     Valmont Industries, Inc. ........................................             60,258
    5,700     Wabtec Corp. ....................................................            226,632
    4,200     Waste Connections, Inc.* ........................................            142,170
    1,900     Watson Wyatt Worldwide, Inc., Class A ...........................             80,693
    1,100     Woodward Governor Co. ...........................................             35,310
                                                                                       -----------
                                                                                         3,274,276
                                                                                       -----------
              INFORMATION TECHNOLOGY - 18.92%
    2,900     Advanced Energy Industries, Inc.* ...............................             30,943
    1,600     Anixter International, Inc.* ....................................             53,776
    6,370     Ansys, Inc.* ....................................................            182,373
    1,600     Atheros Communications, Inc.* ...................................             28,752
    5,000     Blackboard, Inc.* ...............................................            122,400
    3,300     Cabot Microelectonics Corp.* ....................................             94,809
    1,600     CACI International, Inc., Class A* ..............................             65,888
    3,100     Commvault Systems, Inc.* ........................................             33,170
    1,700     Comtech Telecommunications Corp.* ...............................             82,314
    3,000     Cybersource Corp.* ..............................................             36,450
    1,600     Digital River, Inc.* ............................................             39,648
    3,800     EMS Technologies, Inc.* .........................................             79,420
    1,000     Equinix, Inc.* ..................................................             62,420
    6,100     ExlService Holdings, Inc.* ......................................             44,530
    5,800     Forrester Research, Inc.* .......................................            162,690
    6,800     i2 Technologies, Inc.* ..........................................             96,900
    4,900     Informatica Corp.* ..............................................             68,845
    1,100     Itron, Inc.* ....................................................             53,328
    2,700     Jack Henry & Associates, Inc. ...................................             51,327
    2,900     Kenexa Corp.* ...................................................             25,839
    3,700     Liquidity Services, Inc.* .......................................             31,080
    5,700     Manhattan Associates, Inc.* .....................................             95,817
    6,000     Micros Systems, Inc.* ...........................................            102,180
    7,000     Microsemi Corp.* ................................................            152,180
    4,000     Neutral Tandem, Inc.* ...........................................             69,680
    4,900     Nice Systems, Ltd., ADR* ........................................            109,564
    4,800     PMC - Sierra, Inc.* .............................................             22,464
    2,100     Rofin-Sinar Technologies, Inc.*   ...............................             46,809
    2,500     Scansource, Inc.* ...............................................             49,600
   12,000     SkillSoft PLC, ADR* .............................................             92,400
    1,000     Sohu.com, Inc.* .................................................             54,940
    2,400     Solera Holdings, Inc.* ..........................................             59,736
    3,700     Standard Microsystems Corp.* ....................................             66,637
    4,000     SuccessFactors, Inc.* ...........................................             31,960
    2,500     Vocus, Inc.* ....................................................             42,075
    2,900     Wright Express Corp.* ...........................................             39,701
                                                                                       -----------
                                                                                         2,482,645
                                                                                       -----------
              MATERIALS - 3.24%
    1,400     Aptargroup, Inc. ................................................             42,448
    1,400     Century Aluminum Co.*............................................             17,598
    1,300     Deltic Timber Corp. .............................................             59,215
    1,200     Greif, Inc., Class A ............................................             48,696
    3,300     Silgan Holdings, Inc. ...........................................            153,582
    4,700     Terra Industries, Inc. ..........................................            103,353
                                                                                       -----------
                                                                                           424,892
                                                                                       -----------
              TELECOMMUNICATION SERVICES - 1.17%
    3,300     Cbeyond, Inc.* ..................................................             39,666
    4,400     NTELOS Holdings Corp. ...........................................            114,400
                                                                                       -----------
                                                                                           154,066
                                                                                       -----------
              UTILITIES - 0.49%
    1,600     ITC Holdings Corp. ..............................................             64,928
                                                                                       -----------
              TOTAL COMMON STOCKS
              (Cost $17,862,615) ..............................................         12,811,291

INVESTMENT COMPANY - 2.77%
--------------------------------------------------------------------------------------------------
  363,363     SSgA Prime Money
              Market Fund .....................................................            363,363
                                                                                       -----------
              TOTAL INVESTMENT COMPANY
              (Cost $363,363) .................................................            363,363

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
  SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                    Value (Note 2)
                                                                                    --------------
TOTAL INVESTMENTS - 100.39%
--------------------------------------------------------------------------------------------------
(Cost $18,225,978**) ..........................................................        $13,174,654

NET OTHER ASSETS AND LIABILITIES - (0.39)%
--------------------------------------------------------------------------------------------------
                                                                                           (50,959)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $13,123,695

--------------------------------------------------------------------------------
   *   Non-income producing.
  **   Aggregate cost for Federal tax purposes was $18,605,607.
 ADR   American Depositary Receipt.
 PLC   Public Limited Company.
REIT   Real Estate Investment Trust.

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
68

================================================================================
  INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

              GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF OCTOBER 31, 2008

                  [PIE CHART OF GEOGRAPHICAL ALLOCATION]

Europe (excluding United Kingdom)                                     42%
United Kingdom                                                        22
Japan                                                                 16
Other Countries                                                        6
Pacific Basin                                                          5
Cash & Other Net Assets                                                4
Latin America                                                          3
Africa                                                                 2

                                 [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 94.96%
--------------------------------------------------------------------------------------------------
              ARGENTINA - 0.22%
   11,400     Tenaris S.A., ADR ...............................................        $   234,726
                                                                                       -----------
              AUSTRALIA - 0.13%
   26,314     ABC Learning Centres, Ltd. (L)...................................              9,375
   21,438     Fairfax Media, Ltd. .............................................             27,294
   19,675     James Hardie Industries N.V. ....................................             55,416
   34,957     Macquarie Infrastructure Group ..................................             45,463
                                                                                       -----------
                                                                                           137,548
                                                                                       -----------
              AUSTRIA - 0.05%
    2,040     Andritz AG ......................................................             58,475
                                                                                       -----------
              BAHRAIN - 0.04%
    3,689     Investcorp Bank BSC, GDR ........................................             38,735
      214     Investcorp Bank BSC, GDR (C)(L) .................................              2,247
                                                                                       -----------
                                                                                            40,982
                                                                                       -----------
              BELGIUM - 0.13%
    6,510     Arseus N.V. .....................................................             54,303
    1,253     EVS Broadcast Equipment S.A. ....................................             80,431
                                                                                       -----------
                                                                                           134,734
                                                                                       -----------
              BRAZIL - 1.38%
   40,900     Banco do Brasil S.A. ............................................            284,052
   17,200     Cia de Concessoes Rodoviarias ...................................            173,076
    8,770     Empresa Brasileira de Aeronautica S.A., ADR .....................            183,469
    7,641     Iochpe Maxion S.A. ..............................................             45,881
   43,590     JHSF Participacoes S.A. .........................................             40,993
   32,777     Redecard S.A. ...................................................            369,891
   12,490     Souza Cruz S.A. .................................................            234,859
   13,830     Tam S.A., ADR   .................................................            146,321
                                                                                       -----------
                                                                                         1,478,542
                                                                                       -----------
              CANADA - 2.44%
    3,000     First Quantum Minerals, Ltd. ....................................            118,746
   71,100     TELUS Corp. .....................................................          2,489,392
                                                                                       -----------
                                                                                         2,608,138
                                                                                       -----------
              CHINA - 0.05%
  713,000     Shougang Concord International
              Enterprises Co., Ltd. ...........................................             57,650
                                                                                       -----------
              EGYPT - 0.42%
    2,977     Eastern Tobacco .................................................            115,310
    6,742     Egyptian Co. for Mobile Services ................................            129,510
    3,641     Orascom Construction Industries  ................................            121,811
   14,472     Orascom Telecom Holding S.A.E. ..................................             81,972
                                                                                       -----------
                                                                                           448,603
                                                                                       -----------
              FINLAND - 1.64%
    2,410     Konecranes OYJ ..................................................             40,954
   99,900     Nokia OYJ .......................................................          1,516,009
    2,600     Nokian Renkaat OYJ ..............................................             33,964
    4,660     Sampo OYJ, A Shares .............................................             92,595
    2,230     Vacon PLC .......................................................             68,008
                                                                                       -----------
                                                                                         1,751,530
                                                                                       -----------
              FRANCE - 11.71%
   16,436     BNP Paribas .....................................................          1,187,033
   25,500     Bouygues ........................................................          1,080,823
   29,400     Carrefour S.A. ..................................................          1,236,052
   59,300     GDF Suez ........................................................          2,627,036
   16,300     Groupe Danone ...................................................            897,871
    1,152     Neopost S.A. ....................................................             95,890
   33,821     Sanofi-Aventis S.A. .............................................          2,119,892
    1,309     Sechilienne-Sidec ...............................................             49,978
   57,815     Total S.A. ......................................................          3,159,283
      876     Virbac S.A. .....................................................             56,987
                                                                                       -----------
                                                                                        12,510,845
                                                                                       -----------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
  INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              GERMANY - 6.21%
     18,829   Adidas AG .......................................................        $   655,434
     10,350   Allianz SE ......................................................            771,149
     14,410   Compugroup Holding AG* ..........................................             64,685
      2,180   CTS Eventim AG ..................................................             54,478
     26,500   Daimler AG ......................................................            910,362
     65,100   E.ON AG .........................................................          2,471,983
      1,239   Gerresheimer AG .................................................             42,703
        872   Pfeiffer Vacuum Technology AG ...................................             52,614
      1,927   SGL Carbon AG* ..................................................             37,313
     25,314   Siemens AG ......................................................          1,506,795
      1,581   Wincor Nixdorf AG ...............................................             68,528
                                                                                       -----------
                                                                                         6,636,044
                                                                                       -----------
              GREECE - 1.65%
     34,055   National Bank of Greece S.A. ....................................            754,678
     43,390   OPAP S.A. .......................................................            945,876
      4,916   Piraeus Bank S.A. ...............................................             62,887
                                                                                       -----------
                                                                                         1,763,441
                                                                                       -----------
              HONG KONG - 0.08%
     14,920   Esprit Holdings, Ltd. ...........................................             83,755
                                                                                       -----------
              HUNGARY - 0.06%
      3,963   OPT Bank Nyrt.* .................................................             66,652
                                                                                       -----------
              INDIA - 1.00%
      3,150   Grasim Industries, Ltd. .........................................             66,906
      8,339   Hero Honda Motors, Ltd. .........................................            126,740
     30,716   Oil & Natural Gas Corp., Ltd. ...................................            428,826
     16,120   Punjab National Bank, Ltd. ......................................            143,342
     47,346   Satyam Computer Services, Ltd. ..................................            297,998
         85   State Bank of India, Ltd. .......................................              1,959
                                                                                       -----------
                                                                                         1,065,771
                                                                                       -----------
              INDONESIA - 0.74%
  1,574,500   Bank Mandiri Persero Tbk PT .....................................            233,621
    208,500   PT Astra International Tbk ......................................            181,201
     15,870   Telekomunikasi Indonesia Tbk PT, ADR ............................            318,035
    176,183   United Tractors Tbk PT ..........................................             52,619
                                                                                       -----------
                                                                                           785,476
                                                                                       -----------
              IRELAND - 1.36%
     62,287   CRH PLC .........................................................          1,381,898
      4,659   DCC PLC .........................................................             72,253
                                                                                       -----------
                                                                                         1,454,151
                                                                                       -----------
              ISLE OF MAN - 0.07%
     33,279   Hansard Global PLC ..............................................             70,688
                                                                                       -----------
              ISRAEL - 0.45%
     57,870   Bank Hapoalim BM ................................................            131,902
     10,900   Delek Automotive Systems, Ltd. ..................................             69,104
     27,696   Israel Chemicals, Ltd. ..........................................            277,300
                                                                                       -----------
                                                                                           478,306
                                                                                       -----------
              ITALY - 2.29%
      2,212   Ansaldo STS SpA .................................................             28,204
     99,730   ENI SpA .........................................................          2,364,294
      9,811   MARR SpA ........................................................             52,874
                                                                                       -----------
                                                                                         2,445,372
                                                                                       -----------
              JAPAN - 15.39%
      7,790   Amano Corp. .....................................................             53,023
      4,400   Asahi Pretec Corp. ..............................................             40,890
     24,200   Canon, Inc. .....................................................            834,114
     52,450   Daito Trust Construction Co., Ltd. ..............................          2,207,099
      4,260   Don Quijote Co., Ltd. ...........................................             77,025
        197   East Japan Railway Co. ..........................................          1,402,174
      2,480   Hisamitsu Pharmaceutical Co., Inc. ..............................            103,846
     47,100   HOYA Corp. ......................................................            874,482
      9,010   Ichiyoshi Securities Co., Ltd. ..................................             71,608
        132   INPEX Corp. .....................................................            768,846
      2,270   Jafco Co., Ltd. .................................................             62,804
        528   Japan Tobacco, Inc. .............................................          1,877,890
      3,850   JSR Corp. .......................................................             44,732
        209   KDDI Corp. ......................................................          1,250,674
      3,730   Konami Corp. ....................................................             68,243
      5,390   MISUMI Group, Inc. ..............................................             83,321
     52,800   Mitsubishi Corp. ................................................            877,799
     16,800   Nidec Corp. .....................................................            865,863
      6,190   Ohara, Inc. .....................................................             57,647
     43,000   Olympus Corp. ...................................................            822,774
      3,700   Roland DG Corp. .................................................             46,168
     23,500   Secom Co., Ltd. .................................................            911,134
        148   Sumitomo Mitsui Financial Group, Inc. ...........................            601,841
      5,000   Suruga Bank, Ltd. ...............................................             46,532
      2,320   Sysmex Corp. ....................................................             72,210
      5,800   T Hasegawa Co., Ltd. ............................................             83,416
     19,100   T&D Holdings, Inc. ..............................................            736,064
         20   THK Co., Ltd. ...................................................                273
    311,000   Tokyo Gas Co., Ltd. .............................................          1,356,820
      3,310   Union Tool Co. ..................................................             73,388
      1,170   USS Co., Ltd. ...................................................             71,874
                                                                                       -----------
                                                                                        16,444,574
                                                                                       -----------
              MALAYSIA - 0.30%
     15,500   British American Tobacco Malaysia Bhd ...........................            179,751
    192,200   PLUS Expressways Bhd ............................................            144,652
                                                                                       -----------
                                                                                           324,403
                                                                                       -----------
              MEXICO - 0.47%
      6,690   Desarrolladora Homex SAB de C.V., ADR* ..........................            155,743
        160   Fomento Economico Mexicano SAB de C.V., ADR .....................              4,046
      8,030   Grupo Televisa S.A., ADR ........................................            141,810

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
70

================================================================================
  INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              MEXICO (CONTINUED)
   59,110     Kimberly-Clark de Mexico SAB de C.V., Class A  ..................        $   195,394
                                                                                       -----------
                                                                                           496,993
                                                                                       -----------
              NETHERLANDS - 0.99%
    1,918     Advanced Metallurgical Group N.V.* ..............................             30,892
    2,307     Fugro N.V. ......................................................             83,040
   22,340     Heineken N.V. ...................................................            750,008
    6,161     Innoconcepts.....................................................             50,319
    1,924     Koninklijke Boskalis Westminster N.V. ...........................             63,190
    2,703     SBM Offshore N.V. ...............................................             47,267
    1,721     Ten Cate N.V. ...................................................             36,263
                                                                                       -----------
                                                                                         1,060,979
                                                                                       -----------
              NORWAY - 0.70%
    5,830     Acergy S.A. .....................................................             40,745
      429     Kongsberg Gruppen AS ............................................             19,754
    8,470     ODIM ASA* .......................................................             51,665
   15,120     Songa Offshore ASA* .............................................             54,414
   97,500     Telenor ASA .....................................................            580,906
                                                                                       -----------
                                                                                           747,484
                                                                                       -----------
              PHILIPPINES - 0.41%
   10,660     Philippine Long Distance Telephone Co., ADR .....................            435,994
                                                                                       -----------
              PORTUGAL - 0.04%
   29,811     Banif S.A. ......................................................             44,995
                                                                                       -----------
              RUSSIA - 1.20%
      100     Eurasia Drilling Co., Ltd., GDR* ................................                550
     8500     Eurasia Drilling Co., Ltd., GDR (C)(L)* .........................             46,750
    4,760     Evraz Group S.A., GDR ...........................................             73,304
   11,190     LUKOIL, ADR .....................................................            433,747
   13,300     Mechel, ADR .....................................................            121,961
    9,450     Mobile Telesystems OJSC, ADR ....................................            369,967
    5,322     Oriflame Cosmetics S.A., SDR ....................................            165,537
   83,852     TNK-BP Holding ..................................................             43,603
      540     Vsmpo-Avisma Corp. ..............................................             27,000
                                                                                       -----------
                                                                                         1,282,419
                                                                                       -----------
              SINGAPORE - 1.17%
   19,400     Cosco Corp. Singapore, Ltd., ADR ................................             46,560
   53,000     Ezra Holdings, Ltd. .............................................             17,457
  706,300     Singapore Telecommunications, Ltd. ..............................          1,187,662
                                                                                       -----------
                                                                                         1,251,679
                                                                                       -----------
              SOUTH AFRICA - 1.88%
   30,090     Aquarius Platinum, Ltd. .........................................             74,264
   17,414     Kumba Iron Ore, Ltd. ............................................            229,045
   26,018     Massmart Holdings, Ltd. .........................................            231,388
   16,995     Murray & Roberts Holdings, Ltd. .................................            115,111
    7,896     Naspers, Ltd. ...................................................            131,297
   33,568     Nedbank Group, Ltd. .............................................            322,218
   72,865     Pretoria Portland Cement Co., Ltd. ..............................            223,913
  133,127     Sanlam, Ltd. ....................................................            216,970
   95,818     Steinhoff International Holdings, Ltd. ..........................            139,724
   96,537     Truworths International, Ltd. ...................................            326,262
                                                                                       -----------
                                                                                         2,010,192
                                                                                       -----------
              SOUTH KOREA - 1.48%
       47     Amorepacific Corp. ..............................................             20,682
    2,242     GS Engineering & Construction Corp. .............................            105,575
    1,836     Hite Brewery Co., Ltd.* .........................................            247,115
    1,141     Hite Holdings Co., Ltd. .........................................             19,967
    8,243     KB Financial Group, Inc.* .......................................            204,327
    2,509     Samsung Electronics Co., Ltd., GDR (C) ..........................            522,445
    7,311     Shinhan Financial Group Co., Ltd. ...............................            183,796
   13,460     Woongjin Coway Co., Ltd. ........................................            278,645
                                                                                       -----------
                                                                                         1,582,552
                                                                                       -----------
              SPAIN - 1.07%
   97,750     Banco Santander S.A. ............................................          1,051,923
    4,640     Indra Sistemas S.A. .............................................             90,346
                                                                                       -----------
                                                                                         1,142,269
                                                                                       -----------
              SWEDEN - 1.74%
   13,467     Duni AB .........................................................             52,442
    8,030     Elekta AB, B Shares .............................................            100,665
    5,083     Getinge AB, B Shares ............................................             71,078
    5,240     Indutrade AB ....................................................             68,289
  223,260     Telefonaktiebolaget LM Ericsson, B Shares .......................          1,567,413
                                                                                       -----------
                                                                                         1,859,887
                                                                                       -----------
              SWITZERLAND - 12.45%
      361     Acino Holding AG ................................................             74,327
    1,600     Bank Sarasin & Cie AG, Series B .................................             47,294
      418     Burckhardt Compression Holding AG ...............................             54,087
   69,170     Nestle S.A. .....................................................          2,676,935
   77,485     Novartis AG .....................................................          3,891,839
   19,480     Roche Holding AG ................................................          2,960,406

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
  INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              SWITZERLAND (CONTINUED)
    3,725     Swisscom AG .....................................................        $ 1,131,082
    2,311     Swissquote Group Holding S.A. ...................................             67,817
   89,300     UBS AG* .........................................................          1,512,852
    4,427     Zurich Financial Services AG ....................................            889,067
                                                                                       -----------
                                                                                        13,305,706
                                                                                       -----------
              TAIWAN - 0.60%
  209,889     Advanced Semiconductor Engineering, Inc. ........................             90,487
   47,074     Advantech Co., Ltd. .............................................             67,008
   74,563     HON HAI Precision Industry Co., Ltd. ............................            180,855
  205,154     Taiwan Semiconductor Manufacturing Co., Ltd. ....................            303,559
                                                                                       -----------
                                                                                           641,909
                                                                                       -----------
              THAILAND - 0.12%
   28,000     Banpu PCL .......................................................            132,773
                                                                                       -----------
              TURKEY - 0.70%
   16,859     Ford Otomotiv Sanayi AS .........................................             53,566
   76,923     Turkcell Iletisim Hizmet AS .....................................            381,689
    4,392     Turkcell Iletisim Hizmet AS, ADR ................................             53,890
   90,978     Turkiye Is Bankasi, Series C ....................................            258,773
                                                                                       -----------
                                                                                           747,918
                                                                                       -----------
              UNITED KINGDOM - 22.13%
   17,213     Ashmore Group PLC ...............................................             45,569
  410,400     BAE Systems PLC .................................................          2,312,573
   57,100     BG Group PLC ....................................................            842,327
  277,391     BP PLC ..........................................................          2,301,502
   35,220     British American Tobacco PLC ....................................            971,079
    5,994     Charter International PLC .......................................             39,430
    2,842     Chemring Group PLC ..............................................             73,310
   85,100     Diageo PLC ......................................................          1,307,627
    4,673     Dignity PLC .....................................................             45,078
   92,720     GlaxoSmithKline PLC .............................................          1,793,253
   44,742     Hampson Industries PLC ..........................................             80,605
  122,400     HSBC Holdings PLC ...............................................          1,483,303
   11,317     IG Group Holdings PLC ...........................................             52,820
   80,148     Imperial Tobacco Group PLC ......................................          2,163,835
    6,830     Intertek Group PLC ..............................................             81,135
   11,469     Man Group PLC ...................................................             65,971
   89,408     National Grid PLC ...............................................          1,019,229
  683,078     Old Mutual PLC ..................................................            557,716
  200,000     Prudential PLC ..................................................          1,030,798
   22,800     Reckitt Benckiser Group PLC .....................................            961,500
   54,996     Sepura, Ltd. ....................................................             42,208
  236,400     Tesco PLC .......................................................          1,296,383
   85,800     Unilever PLC ....................................................          1,942,085
    8,127     Victrex PLC .....................................................             75,242
1,580,492     Vodafone Group PLC ..............................................          3,056,393
                                                                                       -----------
                                                                                        23,640,971
                                                                                       -----------
              TOTAL COMMON STOCKS
              (Cost $143,157,460) .............................................        101,465,126

COMMON STOCK UNIT - 0.03%
--------------------------------------------------------------------------------------------------
              IRELAND - 0.03%
   10,773     Grafton Group PLC* ..............................................             33,162
                                                                                       -----------
              TOTAL COMMON STOCK UNIT
              (Cost $95,892) ..................................................             33,162

PREFERRED STOCKS - 0.68%
--------------------------------------------------------------------------------------------------
              BRAZIL - 0.63%
   21,703     AES Tiete S.A. ..................................................            136,849
      667     Cia Energetica de Minas Gerais ..................................             10,350
   28,254     Cia Vale do Rio Doce ............................................            337,449
   39,500     Klabin S.A. .....................................................             65,750
   19,900     Suzano Papel e Celulose S.A. ....................................            123,515
                                                                                       -----------
                                                                                           673,913
                                                                                       -----------
              GERMANY - 0.05%
    1,502     Fuchs Petrolub AG ...............................................             52,377
                                                                                       -----------
              TOTAL PREFERRED STOCKS
              (Cost $1,183,286) ...............................................            726,290

INVESTMENT COMPANY - 3.95%
--------------------------------------------------------------------------------------------------
              UNITED STATES - 3.95%
4,215,528     SSgA Prime Money Market Fund ....................................          4,215,528
                                                                                       -----------
              TOTAL INVESTMENT COMPANY
              (Cost $4,215,528) ...............................................          4,215,528

TOTAL INVESTMENTS - 99.62%***
--------------------------------------------------------------------------------------------------
(Cost $148,652,166**) .........................................................        106,440,106

NET OTHER ASSETS AND LIABILITIES - 0.38%
--------------------------------------------------------------------------------------------------
                                                                                           406,001

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $106,846,107

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
72

================================================================================
  INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   *   Non-income producing.
  **   Aggregate cost for Federal tax purposes was $150,188,854.
 *** The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 76.03%.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (L) Security valued at fair value using methods determined in good faith by or at the discrection of the Board of Trustees (see Note 1).
 ADR   American Depositary Receipt.
 GDR   Global Depositary Receipt.
 PLC   Public Limited Company.
 SDR   Swedish Depositary Receipt.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

OTHER INFORMATION:
Industry Concentration
                                                                          % of Net Assets
                                                                          ---------------
Pharmaceuticals                                                                     10.3%
Oil, Gas & Consumable Fuels                                                          9.9%
Food Products                                                                        6.3%
Wireless Telecommunication Services                                                  5.9%
Commercial Banks                                                                     5.7%
Tobacco                                                                              5.2%
Diversified Telecommunication Services                                               4.8%
Net Other Assets & Liabilities                                                       4.3%
Insurance                                                                            4.1%
Gas Utilities                                                                        3.7%
Electric Utilities                                                                   3.4%
Communications Equipment                                                             3.0%
Aerospace & Defense                                                                  2.5%
Electronic Equipment & Instruments                                                   2.3%
Electrical Equipment                                                                 2.3%
Beverages                                                                            2.2%
Real Estate Management & Development                                                 2.1%
Capital Markets                                                                      1.7%
Construction Materials                                                               1.6%
Food & Staples Retailing                                                             1.5%
Road & Rail                                                                          1.3%
Metals & Mining                                                                      1.3%
Industrial Conglomerates                                                             1.3%
Automobiles                                                                          1.2%
Commercial Services & Supplies                                                       1.1%
Household Products                                                                   1.1%
Diversified Financial Services                                                       1.0%
Textiles, Apparel & Luxury Goods                                                     0.9%
Distributors                                                                         0.9%
Hotels, Restaurants & Leisure                                                        0.9%
Office Electronics                                                                   0.9%
IT Services                                                                          0.7%
Machinery                                                                            0.4%
Construction & Engineering                                                           0.4%
Chemicals                                                                            0.4%
Semiconductors & Semiconductor Equipment                                             0.4%
Transportation Infrastructure                                                        0.4%
Household Durables                                                                   0.3%
Media                                                                                0.3%
Health Care Equipment & Supplies                                                     0.3%
Personal Products                                                                    0.2%
Paper & Forest Products                                                              0.2%
Specialty Retail                                                                     0.2%
Computers & Peripherals                                                              0.2%
Energy Equipment & Services                                                          0.2%
Air Freight & Logistics                                                              0.1%
Auto Components                                                                      0.1%
Multiline Retail                                                                     0.1%
Marine                                                                               0.1%
Software                                                                             0.1%
Health Care Technology                                                               0.1%
Leisure Equipment & Products                                                         0.1%
Multi-Utilities*                                                                     0.0%
Building Products*                                                                   0.0%
                                                                                   ------
                                                                                   100.0%
                                                                                   ======

*Rounds to 0.0%

 The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
74

================================================================================

--------------------------------------------------------------------------------

                      This page is left blank intentionally

--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008
--------------------------------------------------------------------------------

                                                                                CONSERVATIVE           MODERATE         AGGRESSIVE
                                                                                  ALLOCATION         ALLOCATION         ALLOCATION
                                                                                        FUND               FUND               FUND
==================================================================================================================================
ASSETS:
Investments:
   Investments at cost
      Unaffiliated issuers                                                       $12,222,616       $ 35,470,771        $12,747,688
      Affiliated issuers(4)                                                       21,216,519         57,951,482         18,314,565
   Net unrealized appreciation (depreciation)
      Unaffiliated issuers                                                        (2,261,273)        (8,730,271)        (4,111,155)
      Affiliated issuers(4)                                                       (3,755,867)       (14,571,723)        (5,700,617)
                                                                                 -------------------------------------------------
         Total investments at value                                               27,421,995         70,120,259         21,250,481
Receivables:
   Investments sold                                                                        -                  -             31,956
   Fund shares sold                                                                   99,070            231,191             29,713
   Dividends and interest                                                                285                425                311
   Due from Adviser, net                                                               5,354              2,588             12,908
Prepaid insurance and registration fees                                               10,570             15,232             12,137
Deferred offering costs                                                                5,091              5,091              5,091
                                                                                 -------------------------------------------------
   Total Assets                                                                   27,542,365         70,374,786         21,342,597
                                                                                 -------------------------------------------------
LIABILITIES:
Payables:
   Investments purchased                                                              50,386             23,316                  -
   Fund shares repurchased                                                                 -             84,005             51,712
   Administration and transfer agent fees                                              9,217             18,231             13,628
   Distribution fees - Class B                                                         3,555             11,435              3,935
   Distribution fees - Class C                                                         1,370              1,386                134
   Shareholder servicing fees                                                          5,926             15,164              4,581
   Trustees' fees                                                                        255                776                254
Accrued expenses and other payables                                                   14,239             17,437             13,973
                                                                                 -------------------------------------------------
   Total Liabilities                                                                  84,948            171,750             88,217
                                                                                 -------------------------------------------------
NET ASSETS                                                                       $27,457,417       $ 70,203,036        $21,254,380
                                                                                 =================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $34,305,780       $ 98,437,128        $33,128,126
   Accumulated undistributed (distribution in excess of) net investment income       541,525            557,239                  -
   Accumulated net realized gain (loss) on investments sold
      and foreign currency related transactions                                   (1,372,748)        (5,489,337)        (2,061,974)
   Net unrealized depreciation of investments (including appreciation
      (depreciation) of foreign currency related transactions)                    (6,017,140)       (23,301,994)        (9,811,772)
                                                                                 -------------------------------------------------
NET ASSETS                                                                       $27,457,417       $ 70,203,036        $21,254,380
                                                                                 =================================================
CLASS A SHARES:
   Net Assets                                                                    $19,753,310       $ 50,325,869        $14,975,046
   Shares of beneficial interest outstanding                                       2,316,486          6,415,095          2,090,621
   NET ASSET VALUE and redemption price per share(1)                             $      8.53       $       7.84        $      7.16
   Sales charge of offering price(2)                                                    0.52               0.48               0.44
   Maximum offering price per share                                              $      9.05       $       8.32        $      7.60
                                                                                 =================================================
CLASS B SHARES:
   Net Assets                                                                    $ 5,506,546       $ 17,727,952        $ 6,050,018
   Shares of beneficial interest outstanding                                         649,198          2,273,758            849,844
   NET ASSET VALUE and redemption price per share(1)                             $      8.48       $       7.80        $      7.12
                                                                                 =================================================
CLASS C SHARES(3):
   Net Assets                                                                    $ 2,197,561       $  2,149,215        $   229,316
   Shares of beneficial interest outstanding                                         258,998            275,453             32,192
   NET ASSET VALUE and redemption price per share(1)                             $      8.48       $       7.80        $      7.12
                                                                                 =================================================

-------------------------------------------------
(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
(2) Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation Funds.
(3) Class C shares commenced investment operations on February 29, 2008.
(4) See Note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
76

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008
--------------------------------------------------------------------------------

                                                                                        CASH                                  HIGH
                                                                                    RESERVES                                INCOME
                                                                                        FUND          BOND FUND               FUND
==================================================================================================================================
ASSETS:
Investments:
   Investments at cost
      Unaffiliated issuers                                                       $20,047,610       $164,085,963       $ 68,790,326
   Net unrealized appreciation (depreciation)
      Unaffiliated issuers                                                                 -         (5,854,638)       (12,542,610)
                                                                                 -------------------------------------------------
         Total investments at value                                               20,047,610        158,231,325         56,247,716
Receivables:
   Investments sold                                                                        -                  -            257,709
   Fund shares sold                                                                   17,544            402,239            138,895
   Dividends and interest                                                              8,709          1,415,550          1,393,299
Prepaid insurance and registration fees                                               17,306             20,466             18,594
Other assets                                                                               -             25,156              1,168
                                                                                 -------------------------------------------------
   Total Assets                                                                   20,091,169        160,094,736         58,057,381
                                                                                 -------------------------------------------------
LIABILITIES:
Payable to custodian                                                                     325              8,830             47,991
Payables:
   Investments purchased                                                                   -            994,380            946,961
   Fund shares repurchased                                                            77,731             93,753            216,998
   Due to Adviser, net                                                                   450             61,590             21,177
   Administration and transfer agent fees                                              3,894             23,984             12,646
   Distribution fees - Class B                                                         2,746             10,554              4,015
   Shareholder servicing fees                                                              -             11,681              5,288
   Trustees' fees                                                                        166              1,233                677
Accrued expenses and other payables                                                   11,937             23,088             23,875
                                                                                 -------------------------------------------------
   Total Liabilities                                                                  97,249          1,229,093          1,279,628
                                                                                 -------------------------------------------------
NET ASSETS                                                                       $19,993,920       $158,865,643       $ 56,777,753
                                                                                 =================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $19,993,920       $165,291,871       $ 78,797,680
   Accumulated undistributed (distribution in excess of) net investment income             -                  5             59,973
   Accumulated net realized gain (loss) on investments sold
      and foreign currency related transactions                                            -           (571,595)        (9,537,290)
   Net unrealized depreciation of investments (including appreciation
      (depreciation) of foreign currency related transactions)                             -         (5,854,638)       (12,542,610)
                                                                                 -------------------------------------------------
NET ASSETS                                                                       $19,993,920       $158,865,643       $ 56,777,753
                                                                                 =================================================
CLASS A SHARES:
   Net Assets                                                                    $15,339,078       $ 37,881,808       $ 17,817,474
   Shares of beneficial interest outstanding                                      15,341,319          3,997,801          3,200,221
   NET ASSET VALUE and redemption price per share(1)                             $      1.00       $       9.48       $       5.57
   Sales charge of offering price(2)                                                       -               0.45               0.26
   Maximum offering price per share                                              $      1.00       $       9.93       $       5.83
                                                                                 =================================================
CLASS B SHARES:
   Net Assets                                                                    $ 4,654,842       $ 15,941,075       $  5,833,075
   Shares of beneficial interest outstanding                                       4,656,965          1,681,767          1,035,819
   NET ASSET VALUE and redemption price per share(1)                             $      1.00       $       9.48       $       5.63
                                                                                 =================================================
CLASS Y SHARES(3):
   Net Assets                                                                                      $105,042,760       $ 33,127,204
   Shares of beneficial interest outstanding                                                         11,090,778          5,959,658
   NET ASSET VALUE and redemption price per share(1)                                               $       9.47       $       5.56
                                                                                 =================================================

-------------------------------------------------
(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
(2) There is a maximum sales charge of 4.50% on the purchase of shares of the Bond and High Income Funds.
(3) Class Y shares are not available for the Cash Reserves Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008
--------------------------------------------------------------------------------

                                                                                                    DIVERSIFIED          LARGE CAP
                                                                                                    INCOME FUND         VALUE FUND
==================================================================================================================================
ASSETS:
Investments:
   Investments at cost
      Unaffiliated issuers                                                                         $111,996,331       $152,737,222
   Net unrealized appreciation (depreciation)
      Unaffiliated issuers                                                                          (14,484,730)       (25,017,469)
                                                                                                   -------------------------------
         Total investments at value                                                                  97,511,601        127,719,753
   Cash                                                                                                       -                  -
   Foreign currency (cost of $74,789)(Note 2)                                                                 -                  -
Receivables:
   Investments sold                                                                                     510,920                  -
   Fund shares sold                                                                                       3,048            209,802
   Dividends and interest                                                                               758,454            264,475
Prepaid insurance and registration fees                                                                  22,633             22,753
Other assets                                                                                              2,913              2,661
                                                                                                   -------------------------------
   Total Assets                                                                                      98,809,569        128,219,444
                                                                                                   -------------------------------
LIABILITIES:
Payable to custodian                                                                                      2,038                  -
Payables:
   Investments purchased                                                                                320,380                  -
   Fund shares repurchased                                                                               95,349            164,739
   Due to Adviser, net                                                                                   36,103             60,009
   Administration and transfer agent fees                                                                39,225             47,971
   Distribution fees - Class B                                                                           18,432              9,826
   Shareholder servicing fees                                                                            24,709             15,727
   Trustees' fees                                                                                         1,195              1,566
Accrued expenses and other payables                                                                      21,546             23,975
                                                                                                   -------------------------------
   Total Liabilities                                                                                    558,977            323,813
                                                                                                   -------------------------------
NET ASSETS                                                                                         $ 98,250,592       $127,895,631
                                                                                                   ===============================
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                 $116,323,005       $161,174,710
   Accumulated undistributed (distribution in excess of) net investment income                          310,574          2,275,325
   Accumulated net realized gain (loss) on investments sold, futures
      and foreign currency related transactions                                                      (3,898,257)       (10,536,935)
   Net unrealized depreciation of investments (including appreciation
      (depreciation) of foreign currency related transactions)                                      (14,484,730)       (25,017,469)
                                                                                                   -------------------------------
NET ASSETS                                                                                         $ 98,250,592       $127,895,631
                                                                                                   ===============================
CLASS A SHARES:
   Net Assets                                                                                      $ 70,094,503       $ 58,074,370
   Shares of beneficial interest outstanding                                                          7,068,258          5,476,578
   NET ASSET VALUE and redemption price per share(1)                                               $       9.92       $      10.60
   Sales charge of offering price(2)                                                                       0.61               0.65
   Maximum offering price per share                                                                $      10.53       $      11.25
                                                                                                   ===============================
CLASS B SHARES:
   Net Assets                                                                                      $ 28,156,089       $ 14,993,037
   Shares of beneficial interest outstanding                                                          2,825,608          1,439,509
   NET ASSET VALUE and redemption price per share(1)                                               $       9.96       $      10.42
                                                                                                   ===============================
CLASS Y SHARES(3):
   Net Assets                                                                                                         $ 54,828,224
   Shares of beneficial interest outstanding                                                                             5,164,174
   NET ASSET VALUE and redemption price per share(1)                                                                  $      10.62
                                                                                                   ===============================

-------------------------------------------------
(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
(2) Sales charge of offering price is 5.75% for the Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, and International Stock Funds.
(3) Class Y shares are not available for the Diversified Income Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
78

================================================================================

--------------------------------------------------------------------------------

   LARGE CAP          MID CAP         MID CAP       SMALL CAP       SMALL CAP    INTERNATIONAL
 GROWTH FUND       VALUE FUND     GROWTH FUND      VALUE FUND     GROWTH FUND       STOCK FUND
==============================================================================================
$151,578,211      $ 42,525,487    $ 52,448,598    $18,599,034     $18,225,978     $148,652,166

 (29,225,288)      (11,380,870)    (15,209,085)    (4,458,935)     (5,051,324)     (42,212,060)
----------------------------------------------------------------------------------------------
 122,352,923        31,144,617      37,239,513     14,140,099      13,174,654      106,440,106
           -                 -          29,104              -               -                -
           -                 -               -              -               -           74,597

   1,891,958            97,765         633,064         65,985               -          580,709
     332,476             4,629          77,954        217,640          47,376          315,449
      84,698            39,819          24,031         14,417           2,479          252,808
      22,055             7,647           9,252         11,792          10,605           20,638
       2,264             2,347           3,219              -               -           16,662
----------------------------------------------------------------------------------------------
 124,686,374        31,296,824      38,016,137     14,449,933      13,235,114      107,700,969
----------------------------------------------------------------------------------------------

          -                  -               -              -               -               64

   2,048,731                 -       1,007,481              -               -          552,492
     164,313            40,559         154,838         18,038          83,046          119,811
      60,814            15,213          23,136          5,200           3,425           80,735
      44,362            22,021          21,457          6,118           6,463           25,068
       8,770             5,555           3,302             42              36            4,141
      11,090             6,100           4,270            180              65            5,554
       1,575               522             706            203             250            1,183
      26,215            19,995          19,482         17,040          18,134           65,814
----------------------------------------------------------------------------------------------
   2,365,870           109,965       1,234,672         46,821         111,419          854,862
----------------------------------------------------------------------------------------------
$122,320,504      $ 31,186,859    $ 36,781,465    $14,403,112     $13,123,695     $106,846,107
==============================================================================================

$170,422,942      $ 48,540,091    $ 62,236,080    $20,486,124     $22,460,510     $145,731,740
     336,379           236,254               -         86,221               -        2,029,577

 (19,213,529)       (6,208,616)    (10,245,530)    (1,710,298)     (4,285,491)       1,300,607

 (29,225,288)      (11,380,870)    (15,209,085)    (4,458,935)     (5,051,324)     (42,215,817)
----------------------------------------------------------------------------------------------
$122,320,504      $ 31,186,859    $ 36,781,465    $14,403,112     $13,123,695     $106,846,107
==============================================================================================

$ 38,537,631      $ 19,549,354    $ 14,241,235    $   883,445     $   242,826     $ 19,039,922
   3,481,239         2,549,196       3,486,279        121,152          38,845        2,248,047
$      11.07      $       7.67    $       4.08    $      7.29     $      6.25     $       8.47
        0.68              0.47            0.25           0.44            0.38             0.52
$      11.75      $       8.14    $       4.33    $      7.73     $      6.63     $       8.99
==============================================================================================

$ 13,580,054      $  8,448,004    $  4,890,718    $    66,761     $    38,106     $  6,237,115
   1,318,926         1,167,672       1,277,885          9,221           6,185          749,070
$      10.30      $       7.23    $       3.83    $      7.24     $      6.16     $       8.33
==============================================================================================

$ 70,202,819      $  3,189,501    $ 17,649,512    $13,452,906     $12,842,763     $ 81,569,070
   6,302,394           410,371       4,292,204      1,840,975       2,046,185        9,619,843
$      11.14      $       7.77    $       4.11    $      7.31     $      6.28     $       8.48
==============================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008
--------------------------------------------------------------------------------

                                                                         CONSERVATIVE        MODERATE      AGGRESSIVE
                                                                           ALLOCATION      ALLOCATION      ALLOCATION
                                                                                 FUND            FUND            FUND
=====================================================================================================================
INVESTMENT INCOME:
   Interest                                                                 $     5,318   $      3,160   $      2,305
   Dividends
      Unaffiliated issuers                                                      477,205        736,484         69,126
      Affiliated issuers(1)                                                     447,836        981,759        131,553
                                                                            -----------------------------------------
      Total investment income                                                   930,359      1,721,403        202,984
                                                                            -----------------------------------------
EXPENSES:
Management fees                                                                  54,734        163,842         53,334
Administration and transfer agent fees                                           92,284        148,534        118,644
Registration expenses                                                            38,860         47,647         33,733
Custodian and accounting fees                                                    26,539         28,211         28,036
Professional fees                                                                19,099         23,766         19,454
Reports to shareholder expense                                                    3,181          9,935          3,429
Trustees' fees                                                                    2,885          9,526          3,137
Distribution fees - Class B                                                      42,675        159,186         57,010
Distribution fees - Class C(2)                                                    8,247          8,071          1,095
Shareholder servicing fees - Class A                                             51,458        149,065         47,304
Shareholder servicing fees - Class B                                             14,225         53,062         19,003
Shareholder servicing fees - Class C(2)                                           2,745          2,684            364
Compliance expense                                                                3,870          3,870          3,870
Amortization of offering costs                                                    8,354          8,354          8,354
Other expenses                                                                    1,518          2,977          1,582
                                                                            -----------------------------------------
   Total expenses before reimbursement/waiver                                   370,674        818,730        398,349
   Less reimbursement/waiver                                                   (128,776)       (80,212)      (154,470)
                                                                            -----------------------------------------
   Total expenses net of reimbursement/waiver                                   241,898        738,518        243,879
                                                                            -----------------------------------------
NET INVESTMENT INCOME (LOSS)                                                    688,461        982,885        (40,895)
                                                                            -----------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments (including net realized gain
   (loss) on foreign currency related transactions)
      Unaffiliated issuers                                                     (967,768)    (4,401,619)    (1,546,547)
      Affiliated issuers(1)                                                    (723,398)    (2,491,121)    (1,207,882)
Capital gain distributions received from underlying funds
      Unaffiliated issuers                                                      213,362        534,977        152,845
      Affiliated issuers(1)                                                     166,950      1,230,849        769,876
Net change in unrealized depreciation on investments
   (including net unrealized appreciation (depreciation) on
   foreign currency related transactions)                                    (6,508,819)   (27,654,200)   (12,109,445)
                                                                            -----------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                              (7,819,673)   (32,781,114)   (13,941,153)
                                                                            -----------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                  $(7,131,212)  $(31,798,229)  $(13,982,048)
                                                                            =========================================

--------------------------------------
(1) See Note 10 for information on affiliated issuers.
(2) Class C shares commenced investment operations on February 29, 2008.

                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
80

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008
--------------------------------------------------------------------------------

                                                                                CASH                              HIGH
                                                                            RESERVES                            INCOME
                                                                                FUND       BOND FUND              FUND
======================================================================================================================
INVESTMENT INCOME:
   Interest(1)                                                              $466,703      $ 6,363,415     $  5,494,006
   Securities lending income                                                       -          237,747           59,336
                                                                            ------------------------------------------
      Total investment income                                                466,703        6,601,162        5,553,342
                                                                            ------------------------------------------
EXPENSES:
Management fees                                                               69,411          671,199          392,802
Administration and transfer agent fees                                        36,339          206,274          122,537
Registration expenses                                                         26,997           31,232           27,314
Custodian and accounting fees                                                 16,268           42,839           38,071
Professional fees                                                             15,839           29,532           28,644
Reports to shareholder expense                                                 2,186           15,557            8,712
Trustees' fees                                                                 2,053           15,363            8,749
Distribution fees - Class B                                                   25,999          164,157           69,791
Shareholder servicing fees - Class A                                               -          117,728           76,096
Shareholder servicing fees - Class B                                               -           54,719           23,219
Compliance expense                                                             5,960            5,960            5,960
Other expenses                                                                 1,659            5,989            3,859
                                                                            ------------------------------------------
    Total expenses before reimbursement/waiver                               202,711        1,360,549          805,754
    Less reimbursement/waiver                                                (81,270)        (149,975)        (100,940)
                                                                            ------------------------------------------
    Total expenses net of reimbursement/waiver                               121,441        1,210,574          704,814
                                                                            ------------------------------------------
NET INVESTMENT INCOME                                                        345,262        5,390,588        4,848,528
                                                                            ------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (including net realized gain
   (loss) on foreign currency related transactions)
      Unaffiliated issuers                                                     4,965          624,098       (4,598,445)
Net change in unrealized depreciation on investments
   (including net unrealized appreciation (depreciation) on
   foreign currency related transactions)                                          -       (5,684,534)     (12,227,122)
                                                                            ------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                         4,965       (5,060,436)     (16,825,567)
                                                                            ------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $350,227      $   330,152     $(11,977,039)
                                                                            ==========================================

--------------------------------------
(1) Net of foreign taxes withheld of $11,241 for the High Income Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008
--------------------------------------------------------------------------------

                                                                                        DIVERSIFIED         LARGE CAP
                                                                                        INCOME FUND        VALUE FUND
=====================================================================================================================
INVESTMENT INCOME:
   Interest                                                                             $  3,909,430     $    106,611
   Dividends
      Unaffiliated issuers                                                                 2,291,540        4,744,648
      Less: Foreign taxes withheld                                                                 -           (2,813)
   Securities lending income                                                                  96,793           92,980
                                                                                        -----------------------------
      Total investment income                                                              6,297,763        4,941,426
                                                                                        -----------------------------
EXPENSES:
Management fees                                                                              813,679          903,472
Administration and transfer agent fees                                                       336,887          413,375
Registration expenses                                                                         30,191           31,959
Custodian and accounting fees                                                                 36,938           47,387
Professional fees                                                                             31,815           35,890
Reports to shareholder expense                                                                15,640           20,602
Trustees' fees                                                                                16,510           21,614
Distribution fees - Class B                                                                  318,107          209,274
Shareholder servicing fees - Class A                                                         206,918          220,012
Shareholder servicing fees - Class B                                                         106,036           69,758
Compliance expense                                                                             5,960            5,960
Amortization of offering costs                                                                     -                -
Other expenses                                                                                 7,877            9,666
                                                                                        -----------------------------
   Total expenses before reimbursement/waiver                                              1,926,558        1,988,969
   Less reimbursement/waiver                                                                (231,423)               -
                                                                                        -----------------------------
   Total expenses net of reimbursement/waiver                                              1,695,135        1,988,969
                                                                                        -----------------------------
NET INVESTMENT INCOME (LOSS)                                                               4,602,628        2,952,457
                                                                                        -----------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments and futures (including net realized gain
   (loss) on foreign currency related transactions)(1)
      Unaffiliated issuers                                                                (3,745,402)      (9,823,899)
Net change in unrealized depreciation on investments
   (including net unrealized appreciation (depreciation) on foreign
   currency related transactions)(2)                                                     (20,987,228)     (65,248,186)
                                                                                        -----------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                          (24,732,630)     (75,072,085)
                                                                                        -----------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                              $(20,130,002)    $(72,119,628)
                                                                                        =============================

-------------------------------------------------
(1) Includes foreign capital gains taxes paid of $16,973 for the International Stock Fund.
(2) Net of deferred foreign capital gains taxes of $770 for the International Stock Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
82

================================================================================

--------------------------------------------------------------------------------

   LARGE CAP          MID CAP         MID CAP       SMALL CAP       SMALL CAP    INTERNATIONAL
 GROWTH FUND       VALUE FUND     GROWTH FUND      VALUE FUND     GROWTH FUND       STOCK FUND
==============================================================================================
$     67,404      $     33,595    $     57,164    $    32,366     $    31,200     $    170,675
----------------------------------------------------------------------------------------------

   2,127,139         1,270,367         390,362        400,716         184,606        4,418,459
      (1,298)                -          (1,303)           (67)              -         (373,941)
     106,966            92,753         173,478              -               -          154,031
----------------------------------------------------------------------------------------------
   2,300,211         1,396,715         619,701        433,015         215,806        4,369,224
----------------------------------------------------------------------------------------------

   1,238,644           511,593         543,410        211,065         250,627        1,315,045
     394,975           195,490         189,239         65,399          67,684          219,075
      32,279            30,314          30,034         22,281          24,338           29,342
      48,243            44,395          43,550         28,994          36,205          461,118
      32,760            25,062          24,957         21,225          21,485           37,451
      19,974             7,423           9,198          2,753           3,336           14,965
      19,617             7,716           9,125          2,621           3,065           14,958
     189,201           117,697          71,994          1,146           1,041           86,543
     140,351            75,396          61,879         10,962           9,765           90,544
      63,067            39,232          23,998            382             347           28,848
       5,960             5,960           5,960          5,387           5,387            5,960
           -                 -               -          1,564           1,564                -
       7,242             4,212           4,069            458             557            6,043
----------------------------------------------------------------------------------------------
   2,192,313         1,064,490       1,017,413        374,237         425,401        2,309,892
    (231,136)         (213,513)        (26,486)       (98,515)       (101,271)        (413,679)
----------------------------------------------------------------------------------------------
   1,961,177           850,977         990,927        275,722         324,130        1,896,213
----------------------------------------------------------------------------------------------
     339,034           545,738        (371,226)       157,293        (108,324)       2,473,011
----------------------------------------------------------------------------------------------

 (17,320,713)       (6,255,171)     (9,479,633)    (1,740,564)      (4,245,236)      1,434,590

 (50,815,871)      (18,091,854)    (23,793,516)    (4,253,182)      (6,697,805)    (66,782,961)
----------------------------------------------------------------------------------------------
 (68,136,584)      (24,347,025)    (33,273,149)    (5,993,746)     (10,943,041)    (65,348,371)
----------------------------------------------------------------------------------------------
$(67,797,550)     $(23,801,287)   $(33,644,375)   $(5,836,453)    $(11,051,365)   $(62,875,360)
==============================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             CONSERVATIVE ALLOCATION FUND
                                                                                            ==============================
FOR THE YEAR ENDED OCTOBER 31,                                                                  2008               2007
==========================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                           $20,175,979        $ 3,652,901
                                                                                            ------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                                                 688,461            329,238
   Net realized gain (loss)                                                                  (1,310,854)            42,653
   Net change in unrealized appreciation (depreciation)                                      (6,508,819)           404,421
                                                                                            ------------------------------
   Net increase (decrease) in net assets from operations                                     (7,131,212)           776,312
                                                                                            ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                                  (399,196)           (51,399)
      Class B                                                                                   (77,260)            (8,831)
   Net realized gains
      Class A                                                                                   (49,980)            (2,755)
      Class B                                                                                   (13,959)              (722)
                                                                                            ------------------------------
                                                                                               (540,395)           (63,707)
TOTAL DISTRIBUTIONS
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                               15,611,812         13,474,311
   Issued to shareholders in reinvestment of distributions                                      444,548             53,996
   Shares redeemed                                                                           (6,646,140)        (1,128,574)
   Redemption fees                                                                                    -                  -
                                                                                            ------------------------------
   Net increase from capital stock transactions                                               9,410,220         12,399,733
                                                                                            ------------------------------
   CLASS B SHARES
   Shares sold                                                                                4,473,474          4,004,246
   Issued to shareholders in reinvestment of distributions                                       89,168              9,473
   Shares redeemed                                                                           (1,688,492)          (602,979)
   Redemption fees                                                                                    -                  -
                                                                                            ------------------------------
   Net increase from capital stock transactions                                               2,874,150          3,410,740
                                                                                            ------------------------------
   CLASS C SHARES(1)
   Shares sold                                                                                2,945,126                  -
   Issued to shareholders in reinvestment of distributions                                            -                  -
   Shares redeemed                                                                             (276,451)                 -
   Redemption fees                                                                                    -                  -
                                                                                            ------------------------------
   Net increase from capital stock transactions                                               2,668,675                  -
                                                                                            ------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       7,281,438         16,523,078
                                                                                            ------------------------------
NET ASSETS AT END OF PERIOD                                                                 $27,457,417        $20,175,979
                                                                                            ==============================
   Undistributed (distribution in excess of) net investment income                          $   541,525        $   297,219
                                                                                            ==============================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                                1,506,343          1,248,402
   Issued to shareholders in reinvestment of distributions                                       41,781              5,105
   Shares redeemed                                                                             (669,741)          (103,385)
                                                                                            ------------------------------
   Net increase from capital share transactions                                                 878,383          1,150,122
                                                                                            ------------------------------
   CLASS B SHARES
   Shares sold                                                                                  436,991            372,604
   Issued to shareholders in reinvestment of distributions                                        8,372                895
   Shares redeemed                                                                             (173,117)           (55,711)
                                                                                            ------------------------------
   Net Increase From Capital Share Transactions                                                 272,246            317,788
                                                                                            ------------------------------
   CLASS C SHARES(1)
   Shares sold                                                                                  288,170                  -
   Issued to shareholders in reinvestment of distributions                                            -                  -
   Shares redeemed                                                                              (29,172)                 -
                                                                                            ------------------------------
   Net increase from capital share transactions                                                 258,998                  -
                                                                                            ==============================

--------------------------------------
(1) Class C shares commenced investment operations on February 29, 2008.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
84

================================================================================

--------------------------------------------------------------------------------

    MODERATE ALLOCATION FUND                  AGGRESSIVE ALLOCATION FUND
==============================           ==================================
    2008               2007                  2008                  2007
===========================================================================
$ 76,137,458       $ 12,050,789          $ 26,058,356           $ 3,839,277
---------------------------------------------------------------------------

     982,885            540,030               (40,895)              (75,146)
  (5,126,914)           423,717            (1,831,708)              272,405
 (27,654,200)         3,974,446           (12,109,445)            2,103,640
---------------------------------------------------------------------------
 (31,798,229)         4,938,193           (13,982,048)            2,300,899
---------------------------------------------------------------------------

    (878,404)          (181,906)             (205,602)              (59,585)
    (161,220)           (40,991)              (26,790)              (16,067)
    (377,095)            (2,871)             (151,810)                    -
    (135,542)            (1,005)              (60,949)                    -
---------------------------------------------------------------------------
  (1,552,261)          (226,773)             (445,151)              (75,652)

  35,265,296         48,015,621            11,668,989            15,561,209
   1,249,257            182,707               357,240                59,544
 (18,328,636)        (4,145,538)           (5,648,103)           (1,083,829)
           -                 36                     -                   337
---------------------------------------------------------------------------
  18,185,917         44,052,826             6,378,126            14,537,261
---------------------------------------------------------------------------

  10,912,216         17,270,965             4,238,934             5,882,184
     294,553             41,397                87,324                15,850
  (4,891,467)        (1,989,939)           (1,409,196)             (441,463)
           -                  -                     -                     -
---------------------------------------------------------------------------
   6,315,302         15,322,423             2,917,062             5,456,571
---------------------------------------------------------------------------

   3,234,664                  -               457,990                     -
           -                  -                     -                     -
    (319,815)                 -              (129,955)                    -
           -                  -                     -                     -
---------------------------------------------------------------------------
   2,914,849                  -               328,035                     -
---------------------------------------------------------------------------
  (5,934,422)        64,086,669            (4,803,976)           22,219,079
---------------------------------------------------------------------------
$ 70,203,036       $ 76,137,458          $ 21,254,380          $ 26,058,356
===========================================================================
$    557,239       $    420,535          $          -          $          -
===========================================================================

   3,363,454          4,291,256             1,108,171             1,340,392
     111,940             16,867                30,559                 5,384
  (1,825,199)          (366,086)             (549,883)              (92,598)
---------------------------------------------------------------------------
   1,650,195          3,942,037               588,847             1,253,178
---------------------------------------------------------------------------

   1,049,059          1,551,655               403,281               507,991
      26,370              3,821                 7,470                 1,432
    (489,243)          (177,429)             (141,655)              (37,025)
---------------------------------------------------------------------------
     586,186          1,378,047               269,096               472,398
---------------------------------------------------------------------------

     309,434                  -                45,361                     -
           -                  -                     -                     -
     (33,981)                 -               (13,169)                    -
---------------------------------------------------------------------------
     275,453                  -                32,192                     -
===========================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  CASH RESERVES FUND
                                                                                           ===============================
FOR THE YEAR ENDED OCTOBER 31,                                                                 2008               2007
==========================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                          $ 15,273,440       $ 17,976,511
                                                                                           -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                                        345,262            834,115
   Net realized gain (loss)                                                                       4,965                170
   Net change in unrealized depreciation                                                              -                  -
                                                                                           -------------------------------
   Net increase (decrease) in net assets from operations                                        350,227            834,285
                                                                                           -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                                  (303,598)          (507,500)
      Class B                                                                                   (46,606)          (134,775)
      Class Y(1)                                                                                      -           (191,935)
   Net realized gains
      Class A                                                                                      (125)                 -
      Class B                                                                                       (27)                 -
   Return of Capital
      Class A                                                                                         -                  -
      Class B                                                                                         -                  -
      Class Y(1)                                                                                      -                  -
                                                                                           -------------------------------
                                                                                               (350,356)          (834,210)
TOTAL DISTRIBUTIONS
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                               15,638,721          7,792,344
   Issued to shareholders in reinvestment of distributions                                      293,901            491,133
   Shares redeemed                                                                          (13,087,180)        (6,779,116)
   Redemption fees                                                                                    -                  -
                                                                                           -------------------------------
   Net increase (decrease) from capital stock transactions                                    2,845,442          1,504,361
                                                                                           -------------------------------
   CLASS B SHARES
   Shares sold                                                                                5,279,879          1,190,341
   Issued to shareholders in reinvestment of distributions                                       44,083            125,452
   Shares redeemed                                                                           (3,448,795)        (2,777,852)
   Redemption fees                                                                                    -                  -
                                                                                            ------------------------------
   Net increase (decrease) from capital stock transactions                                    1,875,167         (1,462,059)
                                                                                            ------------------------------
   CLASS Y SHARES(1)
   Shares sold                                                                                        -          9,720,899
   Issued to shareholders in reinvestment of distributions                                            -            177,892
   Shares redeemed                                                                                    -        (12,644,239)
   Redemption fees                                                                                    -                  -
                                                                                           -------------------------------
   Net increase (decrease) from capital stock transactions                                            -         (2,745,448)
                                                                                           -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       4,720,480         (2,703,071)
                                                                                           -------------------------------
NET ASSETS AT END OF PERIOD                                                                $ 19,993,920       $ 15,273,440
                                                                                           ===============================
   Undistributed (distribution in excess of) net investment income                         $          -       $       (103)
                                                                                           ===============================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                               15,638,721          7,771,788
   Issued to shareholders in reinvestment of distributions                                      293,901            491,133
   Shares redeemed                                                                          (13,087,180)        (6,779,116)
                                                                                           -------------------------------
   Net increase (decrease) from capital share transactions                                    2,845,442          1,483,805
                                                                                           -------------------------------
   CLASS B SHARES
   Shares sold                                                                                5,279,879          1,177,901
   Issued to shareholders in reinvestment of distributions                                       44,083            125,452
   Shares redeemed                                                                           (3,448,795)        (2,777,852)
                                                                                           -------------------------------
   Net increase (decrease) from capital share transactions                                    1,875,167         (1,474,499)
                                                                                           -------------------------------
   CLASS Y SHARES(1)
   Shares sold                                                                                        -          9,720,899
   Issued to shareholders in reinvestment of distributions                                            -            177,892
   Shares redeemed                                                                                    -        (12,644,239)
                                                                                           -------------------------------
   Net increase (decrease) from capital share transactions                                            -         (2,745,448)
                                                                                           ===============================

--------------------------------
(1) Class Y shares are not available for the Cash Reserves and Diversified Income Funds.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
86

================================================================================

--------------------------------------------------------------------------------

           BOND FUND                               HIGH INCOME FUND                    DIVERSIFIED INCOME FUND
================================           =================================         =============================
    2008                2007                   2008                 2007                 2008             2007
==================================================================================================================
$116,319,967        $103,020,128           $ 68,980,447         $ 56,016,602         $147,834,569     $171,824,889
------------------------------------------------------------------------------------------------------------------

   5,390,588           4,510,107              4,848,528            4,372,552            4,602,628        5,496,618
     624,098            (745,391)            (4,598,445)            (105,282)          (3,745,402)      10,824,517
  (5,684,534)           (266,794)           (12,227,122)            (676,625)         (20,987,228)      (7,526,200)
------------------------------------------------------------------------------------------------------------------
     330,152           3,497,922            (11,977,039)           3,590,645          (20,130,002)       8,794,935
------------------------------------------------------------------------------------------------------------------

  (1,896,994)         (2,111,989)            (2,322,208)          (2,607,240)          (3,364,864)      (3,423,453)
    (715,960)           (975,176)              (560,090)            (930,535)          (1,207,464)      (2,057,792)
  (2,751,642)           (630,958)            (2,742,238)            (832,780)                   -                -
           -                   -                      -                    -           (6,854,069)      (1,608,464)
           -                   -                      -                    -           (4,074,977)      (1,343,805)
           -            (367,255)                     -                    -                    -                -
           -            (176,919)                     -                    -                    -                -
           -            (227,665)                     -                    -                    -                -
------------------------------------------------------------------------------------------------------------------
  (5,364,596)         (4,489,962)            (5,624,536)          (4,370,555)         (15,501,374)      (8,433,514)

  10,394,745          12,124,570              3,558,947            9,684,345           15,917,465       18,704,073
   1,768,098           2,392,663              1,974,564            2,093,408           10,047,835        4,948,390
 (28,507,600)        (18,264,489)           (16,819,361)         (12,085,886)         (22,432,868)     (24,966,159)
           -                  31                      -                  121                    -              473
------------------------------------------------------------------------------------------------------------------
 (16,344,757)         (3,747,225)           (11,285,850)            (308,012)           3,532,432       (1,313,223)
------------------------------------------------------------------------------------------------------------------

   1,593,685             825,558                330,561              430,166            1,418,958        2,266,808
     656,046           1,049,574                461,391              778,093            5,200,379        3,337,211
 (12,342,849)        (12,204,406)            (5,189,553)          (5,975,944)         (24,104,370)     (28,642,537)
           -                   -                      -                    -                    -                -
------------------------------------------------------------------------------------------------------------------
 (10,093,118)        (10,329,274)            (4,397,601)          (4,767,685)         (17,485,033)     (23,038,518)
------------------------------------------------------------------------------------------------------------------

  79,997,820          32,727,058             29,114,432           18,609,660                    -                -
   2,751,681             858,685              2,742,238              832,780                    -                -
  (8,731,506)         (5,217,365)           (10,774,338)            (622,988)                   -                -
           -                   -                      -                    -                    -                -
------------------------------------------------------------------------------------------------------------------
  74,017,995          28,368,378             21,082,332           18,819,452                    -                -
------------------------------------------------------------------------------------------------------------------
  42,545,676          13,299,839            (12,202,694)          12,963,845          (49,583,977)     (23,990,320)
------------------------------------------------------------------------------------------------------------------
$158,865,643        $116,319,967           $ 56,777,753          $68,980,447         $ 98,250,592     $147,834,569
==================================================================================================================
$          5        $       (140)          $     59,973          $   162,067         $    310,574     $          -
==================================================================================================================

   1,058,004           1,255,158                518,275            1,300,185            1,378,193        1,416,600
     179,862             244,847                291,267              283,698              854,496          375,291
  (2,892,596)         (1,884,192)            (2,494,034)          (1,629,326)          (1,981,722)      (1,892,561)
------------------------------------------------------------------------------------------------------------------
  (1,654,730)           (384,187)            (1,684,492)             (45,443)             250,967         (100,670)
------------------------------------------------------------------------------------------------------------------

     161,874              84,111                 47,766               57,300              122,707          171,863
      66,715             107,311                 67,970              104,872              437,633          252,769
  (1,256,678)         (1,248,856)              (754,578)            (802,602)          (2,080,560)      (2,168,918)
------------------------------------------------------------------------------------------------------------------
  (1,028,089)         (1,057,434)              (638,842)            (640,430)          (1,520,220)      (1,744,286)
------------------------------------------------------------------------------------------------------------------

   8,163,090           3,357,035              4,239,511            2,506,426                    -                -
     281,914              88,162                411,895              113,434                    -                -
    (888,752)           (532,542)            (1,586,155)             (83,490)                   -                -
------------------------------------------------------------------------------------------------------------------
   7,556,252           2,912,655              3,065,251            2,536,370                    -                -
==================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                LARGE CAP VALUE FUND
                                                                                           ===============================
FOR THE YEAR ENDED OCTOBER 31,                                                                 2008               2007
==========================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                          $207,452,538       $183,376,048
                                                                                           -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                                               2,952,457          2,258,616
   Net realized gain (loss)                                                                  (9,823,899)        15,894,676
   Net change in unrealized appreciation (depreciation)                                     (65,248,186)         1,540,285
                                                                                           -------------------------------
   Net increase (decrease) in net assets from operations                                    (72,119,628)        19,693,577
                                                                                           -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                                (1,320,422)        (1,683,244)
      Class B                                                                                  (174,455)          (427,319)
      Class Y                                                                                  (758,013)          (194,702)
   Net realized gains
      Class A                                                                                  (660,475)                 -
      Class B                                                                                  (233,526)                 -
      Class Y                                                                                  (313,669)                 -
                                                                                           -------------------------------
                                                                                             (3,460,560)        (2,305,265)
TOTAL DISTRIBUTIONS
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                               13,194,066         26,960,207
   Issued to shareholders in reinvestment of distributions                                    1,958,639          1,665,527
   Shares redeemed                                                                          (34,236,926)       (36,223,992)
   Redemption fees                                                                                    -                384
                                                                                           -------------------------------
   Net increase (decrease) from capital stock transactions                                  (19,084,221)        (7,597,874)
                                                                                           -------------------------------
   CLASS B SHARES
   Shares sold                                                                                  995,506          2,060,546
   Issued to shareholders in reinvestment of distributions                                      402,492            417,342
   Shares redeemed                                                                          (17,723,909)       (27,155,487)
   Redemption fees                                                                                    -                  -
                                                                                           -------------------------------
   Net decrease from capital stock transactions                                             (16,325,911)       (24,677,599)
                                                                                           -------------------------------
   CLASS Y SHARES
   Shares sold                                                                               60,649,483         41,005,737
   Issued to shareholders in reinvestment of distributions                                    1,071,682            194,702
   Shares redeemed                                                                          (30,287,752)        (2,236,788)
   Redemption fees                                                                                    -                  -
                                                                                           -------------------------------
   Net increase (decrease) from capital stock transactions                                   31,433,413         38,963,651
                                                                                           -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     (79,556,907)        24,076,490
                                                                                           -------------------------------
NET ASSETS AT END OF PERIOD                                                                $127,895,631       $207,452,538
                                                                                           ===============================
   Undistributed (distribution in excess of) net investment income                         $  2,275,325       $  1,632,391
                                                                                           ===============================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                                  911,422          1,634,836
   Issued to shareholders in reinvestment of distributions                                      122,876            104,031
   Shares redeemed                                                                           (2,440,255)        (2,189,918)
                                                                                            ------------------------------
   Net increase (decrease) from capital share transactions                                   (1,405,957)          (451,051)
                                                                                            ------------------------------
   CLASS B SHARES
   Shares sold                                                                                   71,453            128,213
   Issued to shareholders in reinvestment of distributions                                       25,539             26,364
   Shares redeemed                                                                           (1,255,090)        (1,686,332)
                                                                                            ------------------------------
   Net decrease from capital share transactions                                              (1,158,098)        (1,531,755)
                                                                                            ------------------------------
   CLASS Y SHARES
   Shares sold                                                                                4,309,888          2,494,353
   Issued to shareholders in reinvestment of distributions                                       67,274             12,176
   Shares redeemed                                                                           (2,045,540)          (136,915)
                                                                                            ------------------------------
   Net increase (decrease) from capital share transactions                                    2,331,622          2,369,614
                                                                                            ==============================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
88

================================================================================

--------------------------------------------------------------------------------

    LARGE CAP GROWTH FUND                          MID CAP VALUE FUND                     MID CAP GROWTH FUND
================================           =================================         =============================
    2008                2007                   2008                 2007                 2008             2007
==================================================================================================================
$157,211,269        $119,129,652           $ 80,535,127         $ 64,708,039         $ 79,687,951     $ 57,482,606
------------------------------------------------------------------------------------------------------------------

     339,034            (256,659)               545,738              385,476             (371,226)        (651,975)
 (17,320,713)          9,407,200             (6,255,171)           7,771,340           (9,479,633)       7,143,170
 (50,815,871)         13,584,853            (18,091,854)          (2,038,673)         (23,793,516)       4,635,111
------------------------------------------------------------------------------------------------------------------
 (67,797,550)         22,735,394            (23,801,287)           6,118,143          (33,644,375)      11,126,306
------------------------------------------------------------------------------------------------------------------

           -                   -               (156,311)            (225,891)                   -                -
           -                   -                      -                    -                    -                -
           -                   -               (134,542)             (58,245)                   -                -
           -                   -             (3,770,988)          (6,548,150)            (228,134)               -
           -                   -             (2,115,277)          (4,744,286)             (94,788)               -
           -                   -             (2,032,161)          (1,122,905)            (254,772)               -
------------------------------------------------------------------------------------------------------------------
           -                   -             (8,209,279)         (12,699,477)            (577,694)               -

  13,364,526          13,046,575              5,135,953           13,144,708            3,723,794        6,829,470
           -                   -              3,870,252            6,652,422              225,949                -
 (19,439,625)        (21,028,231)           (11,702,810)         (11,010,334)          (9,851,778)     (13,222,614)
           -                 (52)                     -                   58                    -              241
------------------------------------------------------------------------------------------------------------------
  (6,075,099)         (7,981,708)            (2,696,605)           8,786,854           (5,902,035)      (6,392,903)
------------------------------------------------------------------------------------------------------------------

   1,519,308           1,532,860                522,392            1,328,283              494,605          803,608
           -                   -              2,080,810            4,640,283               93,382                -
 (14,275,116)        (15,471,513)            (7,373,728)          (6,392,245)          (4,390,443)      (5,476,863)
           -                   -                      -                    -                    -                -
------------------------------------------------------------------------------------------------------------------
 (12,755,808)        (13,938,653)            (4,770,526)            (423,679)          (3,802,456)      (4,673,255)
------------------------------------------------------------------------------------------------------------------

  76,318,986          44,290,169              9,066,917           17,152,636           29,331,036       28,518,000
           -                   -              2,166,703            1,181,150              254,772                -
 (24,581,294)         (7,023,585)           (21,104,191)          (4,288,539)         (28,565,734)      (6,372,803)
           -                   -                      -                    -                    -                -
------------------------------------------------------------------------------------------------------------------
  51,737,692          37,266,584             (9,870,571)          14,045,247            1,020,074       22,145,197
------------------------------------------------------------------------------------------------------------------
 (34,890,765)         38,081,617            (49,348,268)          15,827,088          (42,906,486)      22,205,345
------------------------------------------------------------------------------------------------------------------
$122,320,504        $157,211,269           $ 31,186,859         $ 80,535,127         $ 36,781,465     $ 79,687,951
==================================================================================================================
$    336,379        $          -           $    236,254         $    110,610         $          -     $          -
==================================================================================================================

     874,317             832,716                467,772              931,324              591,601          980,119
           -                   -                324,686              503,679               31,824                -
  (1,318,504)         (1,342,941)            (1,100,072)            (789,397)          (1,627,795)      (1,897,780)
------------------------------------------------------------------------------------------------------------------
    (444,187)           (510,225)              (307,614)             645,606           (1,004,370)        (917,661)
------------------------------------------------------------------------------------------------------------------

     108,812             104,329                 50,842              100,151               85,331          121,556
           -                   -                183,655              368,569               13,938                -
  (1,008,447)         (1,053,076)              (715,538)            (478,969)            (754,271)        (830,485)
------------------------------------------------------------------------------------------------------------------
    (899,635)           (948,747)              (481,041)             (10,249)            (655,002)        (708,929)
------------------------------------------------------------------------------------------------------------------

   5,011,289           2,810,145                803,023            1,225,680            4,610,312        4,081,149
           -                   -                181,770               89,247               35,733                -
  (1,735,170)           (459,007)            (1,938,357)            (306,510)          (4,719,320)        (963,810)
------------------------------------------------------------------------------------------------------------------
   3,276,119           2,351,138               (953,564)           1,008,417              (73,275)       3,117,339
==================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               SMALL CAP VALUE FUND(1)
                                                                                           ===============================
 FOR THE YEAR ENDED OCTOBER 31,                                                                2008               2007
==========================================================================================================================
NET ASSETS AT BEGINNING OF PERIOD                                                          $21,246,589        $          -
                                                                                           -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                                                157,293             111,256
   Net realized gain (loss)                                                                 (1,740,564)            407,858
   Net change in unrealized appreciation (depreciation)                                     (4,253,182)           (205,753)
                                                                                           -------------------------------
   Net increase (decrease) in net assets from operations                                    (5,836,453)            313,361
                                                                                           -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A                                                                                  (29,762)                  -
      Class B                                                                                        -                   -
      Class Y                                                                                 (128,498)                  -
   Net realized gains
      Class A                                                                                 (105,139)                  -
      Class B                                                                                   (3,496)                  -
      Class Y                                                                                 (301,331)                  -
                                                                                           -------------------------------
                                                                                              (568,226)                  -
TOTAL DISTRIBUTIONS
CAPITAL STOCK TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                                 316,582           5,939,231
   Issued to shareholders in reinvestment of distributions                                     134,900                   -
   Shares redeemed                                                                          (4,666,884)            (16,983)
   Redemption fees                                                                                 200                 136
                                                                                           -------------------------------
   Net increase (decrease) from capital stock transactions                                  (4,215,202)          5,922,384
                                                                                           -------------------------------
   CLASS B SHARES
   Shares sold                                                                                  32,966             209,592
   Issued to shareholders in reinvestment of distributions                                       3,443                   -
   Shares redeemed                                                                            (127,221)            (10,898)
   Redemption fees                                                                                 142                   -
                                                                                           -------------------------------
   Net increase (decrease) from capital stock transactions                                     (90,670)            198,694
                                                                                           -------------------------------
   CLASS Y SHARES
   Shares sold                                                                               5,700,886          15,159,554
   Issued to shareholders in reinvestment of distributions                                     429,829                   -
   Shares redeemed                                                                          (2,263,641)           (347,404)
   Redemption fees                                                                                   -                   -
                                                                                           -------------------------------
   Net increase from capital stock transactions                                              3,867,074          14,812,150
                                                                                           -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     (6,843,477)         21,246,589
                                                                                           -------------------------------
NET ASSETS AT END OF PERIOD                                                                $14,403,112        $ 21,246,589
                                                                                           ===============================
   Undistributed (distribution in excess of) net investment income                         $    86,221        $    115,760
                                                                                           ===============================
CAPITAL SHARE TRANSACTIONS:
   CLASS A SHARES
   Shares sold                                                                                  37,006             590,467
   Issued to shareholders in reinvestment of distributions                                      13,808                   -
   Shares redeemed                                                                            (518,508)             (1,621)
                                                                                           -------------------------------
   Net increase (decrease) from capital share transactions                                    (467,694)            588,846
                                                                                           -------------------------------
   CLASS B SHARES
   Shares sold                                                                                   3,635              20,480
   Issued to shareholders in reinvestment of distributions                                         353                   -
   Shares redeemed                                                                             (14,213)             (1,034)
                                                                                           -------------------------------
   Net increase (decrease) from capital share transactions                                     (10,225)             19,446
                                                                                           -------------------------------
   CLASS Y SHARES
   Shares sold                                                                                 611,780           1,474,486
   Issued to shareholders in reinvestment of distributions                                      44,040                   -
   Shares redeemed                                                                            (256,048)            (33,283)
                                                                                           -------------------------------
   Net increase from capital share transactions                                                399,772           1,441,203
                                                                                           ===============================

---------------------------------
(1) Class A and B shares commenced investment operations on December 27, 2006. Class Y shares commenced investment operations on January 9, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
90

================================================================================

--------------------------------------------------------------------------------

    SMALL CAP GROWTH FUND(1)                     INTERNATIONAL STOCK FUND
===============================           ======================================
   2008                2007                    2008                     2007
================================================================================
$25,140,687        $         -            $128,300,707              $104,157,984
--------------------------------------------------------------------------------

   (108,324)           (19,940)              2,473,011                 1,125,549
 (4,245,236)           283,639               1,434,590                14,950,148
 (6,697,805)         1,646,481             (66,782,961)                5,098,992
--------------------------------------------------------------------------------
(11,051,365)         1,910,180             (62,875,360)               21,174,689
--------------------------------------------------------------------------------

          -               (777)               (744,049)                 (621,924)
          -                 (6)               (103,291)                        -
          -                  -                (569,819)                 (144,326)
    (67,567)                 -              (7,754,716)               (8,014,544)
     (2,008)                 -              (2,225,021)               (1,623,774)
   (240,764)                 -              (5,070,159)               (1,290,872)
--------------------------------------------------------------------------------
   (310,339)              (783)            (16,467,055)              (11,695,440)

    327,437          5,345,507               6,525,825                18,778,577
     67,567                777               6,944,808                 8,362,721
 (4,920,640)           (18,928)            (22,521,530)              (57,230,976)
          -                170                     544                       553
--------------------------------------------------------------------------------
 (4,525,636)         5,327,526              (9,050,353)              (30,089,125)
--------------------------------------------------------------------------------

     47,663            173,916               1,275,508                 2,074,401
      2,008                  6               2,246,164                 1,591,060
   (119,343)           (19,602)             (5,554,919)               (5,539,418)
          -                  5                     342                        80
--------------------------------------------------------------------------------
    (69,672)           154,325              (2,032,905)               (1,873,877)
--------------------------------------------------------------------------------

  13,190,178        18,337,548             100,890,199                48,128,646
     240,764                 -               5,639,978                 1,435,198
  (9,490,922)         (588,109)            (37,559,104)               (2,937,368)
           -                 -                       -                         -
--------------------------------------------------------------------------------
   3,940,020        17,749,439              68,971,073                46,626,476
--------------------------------------------------------------------------------
 (12,016,992)       25,140,687             (21,454,600)               24,142,723
--------------------------------------------------------------------------------
$ 13,123,695       $25,140,687            $106,846,107              $128,300,707
================================================================================
$           -      $         -            $  2,029,577              $  1,107,915
================================================================================

     33,608            531,024                 501,204                 1,201,775
      6,309                 79                 501,066                   557,967
   (530,434)            (1,741)             (1,812,116)               (3,743,256)
--------------------------------------------------------------------------------
   (490,517)           529,362                (809,846)               (1,983,514)
--------------------------------------------------------------------------------

      5,152             16,744                  99,308                   134,477
        189                  1                 163,834                   107,868
    (14,128)            (1,773)               (444,807)                 (358,813)
--------------------------------------------------------------------------------
     (8,787)            14,972                (181,665)                 (116,468)
--------------------------------------------------------------------------------

  1,391,768          1,755,432               8,130,185                 3,063,591
     22,438                  -                 407,219                    95,661
 (1,067,965)           (55,488)             (2,462,120)                 (190,443)
--------------------------------------------------------------------------------
    346,241          1,699,944               6,075,284                 2,968,809
================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           CONSERVATIVE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                            $ 11.13              $ 10.53              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.28                 0.24                0.05
    Net realized and unrealized gain (loss) on investments          (2.58)                0.49                0.48
                                                                  ------------------------------------------------
      Total from investment operations                              (2.30)                0.73                0.53
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.27)               (0.12)                  -
    Distributions from capital gains                                (0.03)               (0.01)                  -
                                                                  ------------------------------------------------
      Total distributions                                           (0.30)               (0.13)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (2.60)                0.60                0.53
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  8.53              $ 11.13              $10.53
                                                                  ================================================
TOTAL RETURN(2)                                                    (21.19)%               6.94%               5.30%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $19,753              $16,003              $3,031
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.14%                1.79%              10.53%(4)
  After reimbursement of expenses by Adviser                         0.70%                0.70%               0.70%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         2.75%                3.00%               2.78%(4)
Portfolio Turnover(5)                                                  90%                  39%                 26%(3)

CLASS B
-------
NET ASSET VALUE at beginning of period                            $ 11.07              $ 10.51              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.18                 0.17                0.02
    Net realized and unrealized gain (loss) on investments          (2.55)                0.48                0.49
                                                                  ------------------------------------------------
      Total from investment operations                              (2.37)                0.65                0.51
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.19)               (0.08)                  -
    Distributions from capital gains                                (0.03)               (0.01)                  -
                                                                  ------------------------------------------------
      Total distributions                                           (0.22)               (0.09)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (2.59)                0.56                0.51
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  8.48              $ 11.07              $10.51
                                                                  ================================================
TOTAL RETURN(2)                                                    (21.82)%               6.16%               5.10%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $ 5,506              $ 4,173              $  622
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.89%                2.53%              10.21%(4)
  After reimbursement of expenses by Adviser                         1.45%                1.45%               1.45%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         2.01%                2.23%               2.20%(4)
Portfolio Turnover(5)                                                  90%                  39%                 26%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
92

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                   CONSERVATIVE
                                                                 ALLOCATION FUND
                                                                 ===============
                                                                    INCEPTION
                                                                  to 10/31/06(2)
================================================================================
CLASS C
-------
NET ASSET VALUE at beginning of period                              $ 10.47
                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.03
    Net realized and unrealized gain (loss) on investments            (2.02)
                                                                    -------
      Total from investment operations                                (1.99)
                                                                    -------
Net increase (decrease) in net asset value                            (1.99)
                                                                    -------
NET ASSET VALUE at end of period                                    $  8.48
                                                                    =======
TOTAL RETURN(3)                                                      (19.01)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $ 2,198
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          2.67%(5)
  After reimbursement of expenses by Adviser                           1.45%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.60%(5)
Portfolio Turnover(7)                                                    90%(4)

                                                                              MODERATE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                            $ 11.82              $ 10.65              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.16                 0.17                0.02
    Net realized and unrealized gain (loss) on investments          (3.88)                1.12                0.63
                                                                  ------------------------------------------------
      Total from investment operations                              (3.72)                1.29                0.65
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.18)               (0.12)                  -
    Distributions from capital gains                                (0.08)               (0.00)(6)               -
                                                                  ------------------------------------------------
      Total distributions                                           (0.26)               (0.12)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (3.98)                1.17                0.65
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  7.84              $ 11.82              $10.65
                                                                  ================================================
TOTAL RETURN(3)                                                    (32.18)%              12.26%               6.50%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $50,326              $56,312               $8,762
Ratios of expenses to average net assets
   Before reimbursement of expenses by Adviser                       0.79%                0.89%               4.73%(5)
   After reimbursement of expenses by Adviser                        0.70%                0.70%               0.70%(5)
Ratio of net investment income to average net assets
   After reimbursement of expenses by Adviser                        1.41%                1.45%               1.34%(5)
Portfolio Turnover(7)                                                  83%                  21%                 11%(4)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Commenced investment operations February 29, 2008.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6)   Amounts represent less than $0.005 per share.
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
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--------------------------------------------------------------------------------

                                                                              MODERATE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                            $ 11.75              $ 10.63              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.06                 0.09                0.01
    Net realized and unrealized gain (loss) on investments          (3.84)                1.11                0.62
                                                                  ------------------------------------------------
      Total from investment operations                              (3.78)                1.20                0.63
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.09)               (0.08)                  -
    Distributions from capital gains                                (0.08)                  -                    -
                                                                  ------------------------------------------------
      Total distributions                                           (0.17)               (0.08)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (3.95)                1.12                0.63
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  7.80              $ 11.75              $10.63
                                                                  ================================================
TOTAL RETURN(3)                                                    (32.64)%              11.38%               6.30%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $17,728              $19,825              $3,289
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.54%                1.64%               4.71%(5)
  After reimbursement of expenses by Adviser                         1.45%                1.45%               1.45%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         0.66%                0.63%               0.67%(5)
Portfolio Turnover(6)                                                  83%                  21%                 11%(4)

                                                                    INCEPTION
                                                                  to 10/31/06(2)
                                                                  ==============
CLASS C
-------
NET ASSET VALUE at beginning of period                              $ 10.61
                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                             0.02
     Net realized and unrealized gain (loss) on investments           (2.83)
                                                                    -------
       Total from investment operations                               (2.81)
                                                                    -------
Net increase (decrease) in net asset value                            (2.81)
                                                                    -------
NET ASSET VALUE at end of period                                    $  7.80
                                                                    =======
TOTAL RETURN(3)                                                      (26.48)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $ 2,149
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          2.38%(5)
  After reimbursement of expenses by Adviser                           1.45%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.39%(5)
Portfolio Turnover(6)                                                    83%(4)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Commenced investment operations February 29, 2008.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
94

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                             AGGRESSIVE ALLOCATION FUND
                                                                 =================================================
                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                            $ 12.53              $ 10.76              $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.04                 0.09               (0.01)
    Net realized and unrealized gain (loss) on investments          (5.18)                1.83                0.77
                                                                  ------------------------------------------------
      Total from investment operations                              (5.14)                1.92                0.76
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.13)               (0.15)                  -
    Distributions from capital gains                                (0.10)                   -                   -
                                                                  ------------------------------------------------
      Total distributions                                           (0.23)               (0.15)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (5.37)                1.77                0.76
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  7.16              $ 12.53              $10.76
                                                                  ================================================
TOTAL RETURN(2)                                                    (41.73)%              18.00%               7.60%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $14,975              $18,824              $2,675
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                        1.25%                1.62%              10.14%(4)
  After reimbursement of expenses by Adviser                         0.70%                0.70%               0.70%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         0.09%               (0.33)%             (0.56)%(4)
Portfolio Turnover(5)                                                  91%                  24%                 10%(3)

CLASS B
-------
NET ASSET VALUE at beginning of period                            $  12.46             $  10.74             $10.00
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            (0.06)                0.00              (0.01)
    Net realized and unrealized gain (loss) on investments           (5.14)                1.82               0.75
                                                                  ------------------------------------------------
      Total from investment operations                               (5.20)                1.82               0.74
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                         (0.04)              (0.10)                  -
    Distributions from capital gains                                 (0.10)                  -                   -
                                                                  ------------------------------------------------
      Total distributions                                            (0.14)              (0.10)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                           (5.34)                1.72               0.74
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $    7.12            $  12.46             $10.74
                                                                  ================================================
TOTAL RETURN(2)                                                      (42.17)%             17.11%              7.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $  6,050             $  7,234             $1,164
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                         2.00%                2.38%             10.07%(4)
  After reimbursement of expenses by Adviser                          1.45%                1.45%              1.45%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         (0.73)%             (1.06)%             (1.28)%(4)
Portfolio Turnover(5)                                                   91%                 24%                 10%(3)

----------------------------------------------------
(1)   Commenced investment operations on June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                    AGGRESSIVE
                                                                 ALLOCATION FUND
                                                                 ===============
                                                                    INCEPTION
                                                                  to 10/31/06(1)
================================================================================
CLASS C
-------
NET ASSET VALUE at beginning of period                              $ 10.70
                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             (0.06)
    Net realized and unrealized gain (loss) on investments            (3.52)
                                                                    -------
      Total from investment operations                                (3.58)
                                                                    -------
Net increase (decrease) in net asset value                            (3.58)
                                                                    -------
NET ASSET VALUE at end of period                                    $  7.12
                                                                    =======
TOTAL RETURN(2)                                                      (33.46)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $   229
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          7.84%(4)
  After reimbursement of expenses by Adviser                           1.45%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (1.23)%(4)
Portfolio Turnover(5)                                                    91%(3)

                                                                                      CASH RESERVES FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  1.00      $  1.00       $  1.00      $  1.00      $  1.00
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.02         0.05          0.04         0.02         0.01
                                                                 ------------------------------------------------------------
      Total from investment operations                              0.02         0.05          0.04         0.02         0.01
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.02)       (0.05)        (0.04)       (0.02)       (0.01)
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.02)       (0.05)        (0.04)       (0.02)       (0.01)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                             -            -             -            -            -
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  1.00      $  1.00       $  1.00      $  1.00      $  1.00
                                                                 ============================================================
TOTAL RETURN(2)                                                     2.26%        4.73%         4.27%        2.33%        0.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $15,339      $12,494       $10,989      $11,243      $11,916
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.02%        1.09%          1.09%       0.98%        0.82%
  After reimbursement of expenses by Adviser                        0.55%        0.55%          0.55%       0.55%        0.55%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        2.16%        4.64%          4.13%       2.30%        0.68%

----------------------------------------------------
(1)   Commenced investment operations February 29, 2008.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
96

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                      CASH RESERVES FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          0.01         0.04          0.03         0.02         0.00(7)
                                                                 ------------------------------------------------------------
      Total from investment operations                             0.01         0.04          0.03         0.02         0.00
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                      (0.01)       (0.04)        (0.03)       (0.02)           -
                                                                 ------------------------------------------------------------
      Total distributions                                         (0.01)       (0.04)        (0.03)       (0.02)           -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                            -            -             -            -         0.00
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                                                 ============================================================
TOTAL RETURN(3)                                                    1.50%        3.94%         3.48%        1.57%        0.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $4,655       $2,779        $4,242       $6,105       $8,432
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                      1.77%        1.84%         1.84%        1.73%        1.57%
  After reimbursement of expenses by Adviser                       1.30%        1.30%         1.30%        1.30%        1.15%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       1.32%        3.88%         3.37%        1.49%        0.06%

                                                                   FOR THE
                                                                 PERIOD ENDED    INCEPTION
                                                                  6/14/07(1)   to 10/31/06(2)
                                                                 ============================
CLASS Y
-------
NET ASSET VALUE at beginning of period                              $ 1.00        $ 1.00
                                                                    --------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             0.03          0.02
                                                                    --------------------
      Total from investment operations                                0.03          0.02
                                                                    --------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                         (0.03)        (0.02)
                                                                    --------------------
      Total distributions                                            (0.03)        (0.02)
                                                                    --------------------
Net increase (decrease) in net asset value                               -             -
                                                                    --------------------
NET ASSET VALUE at end of period                                    $ 1.00        $ 1.00
                                                                    ====================
TOTAL RETURN(3)                                                        N/A          1.57%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $    -        $2,746
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                         1.00%(6)      1.35%(6)
  After reimbursement of expenses by Adviser                          0.55%(6)      0.55%(6)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          4.62%(6)      4.75%(6)

----------------------------------------------------
(1)   Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
(2)   Commenced investment operations June 30, 2006.
(3)   Total return without applicable sales charge.
(4)   Amount includes fees waived by distributor (Note 3).
(5)   Not annualized.
(6)   Annualized.
(7)   Amounts represent less than $0.005 per share.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
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--------------------------------------------------------------------------------

                                                                                          BOND FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  9.78      $  9.88       $  9.85      $ 10.17      $ 10.12
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.39         0.43          0.42         0.39         0.37
    Net realized and unrealized gain (loss) on investments         (0.30)       (0.10)         0.03        (0.31)        0.07
                                                                 ------------------------------------------------------------
      Total from investment operations                              0.09         0.33          0.45         0.08         0.44
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.39)       (0.36)        (0.42)       (0.40)       (0.39)
    Return of capital                                                  -        (0.07)            -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.39)       (0.43)        (0.42)       (0.40)       (0.39)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (0.30)       (0.10)         0.03        (0.32)        0.05
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.48      $  9.78       $  9.88      $  9.85      $ 10.17
                                                                 ============================================================
TOTAL RETURN(1)                                                     0.89%        3.42%         4.70%        0.74%        4.46%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $37,882      $55,271       $59,646      $61,942      $59,900
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.02%        1.08%         1.08%        1.07%        1.01%
  After reimbursement of expenses by Adviser                        0.90%        0.90%         0.90%        0.90%        0.90%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        4.05%        4.40%         4.27%        3.82%        3.73%
Portfolio Turnover(2)                                                 22%          40%           33%          43%          81%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $  9.78      $  9.88       $  9.85      $ 10.17      $ 10.12
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.32         0.35          0.35         0.31         0.30
    Net realized and unrealized gain (loss) on investments         (0.30)       (0.10)         0.03        (0.31)        0.07
                                                                 ------------------------------------------------------------
      Total from investment operations                              0.02         0.25          0.38            -         0.37
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.32)       (0.29)        (0.35)       (0.32)       (0.32)
    Return of capital                                                  -        (0.06)            -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.32)       (0.35)        (0.35)       (0.32)       (0.32)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (0.30)       (0.10)         0.03        (0.32)        0.05
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.48      $  9.78       $  9.88      $  9.85      $ 10.17
                                                                 ============================================================
TOTAL RETURN(1)                                                     0.13%        2.64%         3.91%       (0.01)%       3.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $15,941      $26,507       $37,233      $47,588      $55,269
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.77%        1.83%         1.83%        1.82%        1.76%
  After reimbursement of expenses by Adviser                        1.65%        1.65%         1.65%        1.65%        1.65%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        3.29%        3.65%         3.51%        3.08%        2.95%
Portfolio Turnover(2)                                                 22%          40%           33%          43%          81%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
98

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                BOND FUND
                                                                 =======================================
                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $   9.77     $  9.88         $ 9.61
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.42        0.45           0.15
    Net realized and unrealized gain (loss) on investments          (0.30)      (0.11)          0.27
                                                                 -----------------------------------
      Total from investment operations                               0.12        0.34           0.42
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.42)      (0.38)         (0.15)
    Return of capital                                                   -       (0.07)             -
                                                                 -----------------------------------
      Total distributions                                           (0.42)      (0.45)         (0.15)
                                                                 -----------------------------------
Net increase (decrease) in net asset value                          (0.30)      (0.11)          0.27
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $   9.47     $  9.77         $ 9.88
                                                                 ===================================
TOTAL RETURN(2)                                                      1.14%       3.58%          4.39%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $105,043     $34,542         $6,141
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                        0.76%       0.82%          0.89%(4)
  After reimbursement of expenses by Adviser                         0.65%       0.65%          0.65%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                         4.23%       4.69%          4.67%(4)
Portfolio Turnover(6)                                                  22%         40%            33%(3)

                                                                                       HIGH INCOME FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  7.29      $  7.36       $  7.29      $  7.56      $  7.36
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.47         0.53          0.52         0.49         0.55
    Net realized and unrealized gain (loss) on investments         (1.65)       (0.08)         0.07        (0.28)        0.21
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.18)        0.45          0.59         0.21         0.76
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.54)       (0.52)        (0.52)       (0.48)       (0.56)
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.54)       (0.52)        (0.52)       (0.48)       (0.56)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (1.72)       (0.07)         0.07        (0.27)        0.20
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  5.57      $  7.29       $  7.36      $  7.29      $  7.56
                                                                 ============================================================
TOTAL RETURN(2)                                                   (17.24)%       6.31%         8.33%        2.85%       10.73%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $17,818      $35,610       $36,281      $43,872      $44,137
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.14%        1.21%         1.22%        1.23%        1.16%
  After reimbursement of expenses by Adviser                        1.00%        1.00%         1.00%        1.00%        1.00%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        6.77%        7.10%         6.98%        6.50%        7.37%
Portfolio Turnover(6)                                                 59%          74%           67%          81%(5)       60%

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Reflects subadviser change as of February 28, 2005.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                       HIGH INCOME FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $  7.32      $  7.39       $  7.31      $  7.58      $  7.37
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.45         0.49          0.47         0.43         0.49
    Net realized and unrealized gain (loss) on investments         (1.70)       (0.09)         0.07        (0.28)        0.22
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.25)        0.40          0.54         0.15         0.71
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.44)       (0.47)        (0.46)       (0.42)       (0.50)
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.44)       (0.47)        (0.46)       (0.42)       (0.50)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (1.69)       (0.07)         0.08        (0.27)        0.21
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  5.63      $  7.32       $  7.39      $  7.31      $  7.58
                                                                 ============================================================
TOTAL RETURN(2)                                                   (17.93)%       5.50%         7.64%        2.06%       10.02%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 5,833      $12,255       $17,099      $21,255      $23,349
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.90%        1.96%         1.97%        1.98%        1.91%
  After reimbursement of expenses by Adviser                        1.75%        1.75%         1.75%        1.75%        1.75%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        6.04%        6.37%         6.24%        5.75%        6.63%
Portfolio Turnover(6)                                                 59%          74%           67%          81%(5)       60%

                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $  7.30      $  7.36         $ 7.21
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.48         0.51           0.16
    Net realized and unrealized gain (loss) on investments         (1.65)       (0.03)          0.17
                                                                 -----------------------------------
      Total from investment operations                             (1.17)        0.48           0.33
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.57)       (0.54)         (0.18)
                                                                 -----------------------------------
      Total distributions                                          (0.57)       (0.54)         (0.18)
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (1.74)       (0.06)          0.15
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $  5.56      $  7.30         $ 7.36
                                                                 ===================================
TOTAL RETURN(2)                                                   (17.09)%       6.72%          4.59%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $33,127      $21,115         $2,637
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       0.89%        0.94%          1.06%(4)
  After reimbursement of expenses by Adviser                        0.75%        0.75%          0.75%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        7.03%        7.43%          7.33%(4)
Portfolio Turnover(6)                                                 59%          74%            67%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Reflects subadviser change as of February 28, 2005.
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
100

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 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                    DIVERSIFIED INCOME FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 13.24      $ 13.20       $ 12.25      $  11.81    $  11.18
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.45         0.49          0.26          0.24        0.22
    Net realized and unrealized gain (loss) on investments         (2.30)        0.27          0.95          0.44        0.64
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.85)        0.76          1.21          0.68        0.86
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.47)       (0.49)        (0.26)        (0.24)      (0.23)
    Distributions from capital gains                               (1.00)       (0.23)            -             -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (1.47)       (0.72)        (0.26)        (0.24)      (0.23)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.32)        0.04          0.95          0.44        0.63
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.92      $ 13.24       $ 13.20      $  12.25    $  11.81
                                                                 ============================================================
TOTAL RETURN(1)                                                   (15.39)%       5.95%         9.97%         5.74%       7.71%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $70,095      $90,254       $91,339      $107,457    $ 98,900
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.29%        1.25%         1.21%         1.21%       1.17%
  After reimbursement of expenses by Adviser                        1.10%        1.10%         1.10%         1.10%       1.10%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        3.94%        3.73%         2.01%         1.88%       1.88%
Portfolio Turnover(2)                                                 15%          62%           62%           34%         39%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 13.25      $ 13.22       $ 12.26      $  11.82    $  11.19
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.39         0.40          0.16          0.14        0.13
    Net realized and unrealized gain (loss) on investments         (2.34)        0.26          0.96          0.44        0.64
                                                                 ------------------------------------------------------------
      Total from investment operations                             (1.95)        0.66          1.12          0.58        0.77
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.34)       (0.40)        (0.16)        (0.14)      (0.14)
    Distributions from capital gains                               (1.00)       (0.23)            -             -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (1.34)       (0.63)        (0.16)        (0.14)      (0.14)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.29)        0.03          0.96          0.44        0.63
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  9.96      $ 13.25       $ 13.22      $  12.26    $  11.82
                                                                 ============================================================
TOTAL RETURN(1)                                                   (16.01)%       5.09%         9.23%         4.94%       6.90%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $28,156      $57,581       $80,486      $ 98,258    $105,784
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.04%        2.00%         1.96%         1.96%       1.92%
  After reimbursement of expenses by Adviser                        1.85%        1.85%         1.85%         1.85%       1.85%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        3.18%        2.99%         1.27%         1.15%       1.14%
Portfolio Turnover(2)                                                 15%          62%           62%           34%         39%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

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 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     LARGE CAP VALUE FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 16.91      $  15.47      $  13.20     $  12.19     $ 11.05
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.28          0.22          0.22         0.16        0.14
    Net realized and unrealized gain (loss) on investments         (6.30)         1.45          2.23         1.00        1.12
                                                                 ------------------------------------------------------------
      Total from investment operations                             (6.02)         1.67          2.45         1.16        1.26
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.19)        (0.23)        (0.18)       (0.15)      (0.12)
    Distributions from capital gains                               (0.10)            -             -            -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.29)        (0.23)        (0.18)       (0.15)      (0.12)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.31)         1.44          2.27         1.01        1.14
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 10.60      $  16.91      $  15.47     $  13.20     $ 12.19
                                                                 ============================================================
TOTAL RETURN(1)                                                   (36.17)%       10.88%        18.75%        9.56%      11.48%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $58,075      $116,358      $113,441     $103,765     $85,855
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.16%         1.13%         1.16%        1.17%       1.13%
  After reimbursement of expenses by Adviser                        1.16%         1.13%         1.00%        1.00%       1.00%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.87%         1.32%         1.53%        1.29%       1.26%
Portfolio Turnover(2)                                                 55%           47%           45%          12%         16%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 16.61      $  15.20      $  12.97     $  11.98     $ 10.87
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.27          0.16          0.15         0.09        0.06
    Net realized and unrealized gain (loss) on investments         (6.29)         1.36          2.16         0.96        1.10
                                                                 ------------------------------------------------------------
      Total from investment operations                             (6.02)         1.52          2.31         1.05        1.16
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.07)        (0.11)        (0.08)       (0.06)      (0.05)
    Distributions from capital gains                               (0.10)            -             -            -           -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.17)        (0.11)        (0.08)       (0.06)      (0.05)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.19)         1.41          2.23         0.99        1.11
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 10.42      $  16.61      $  15.20     $  12.97     $ 11.98
                                                                 ============================================================
TOTAL RETURN(1)                                                   (36.59)%(2)    10.03%        17.86%        8.73%      10.70%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $14,993      $ 43,146      $ 62,766     $ 74,028     $83,482
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.91%         1.89%         1.90%        1.92%       1.89%
  After reimbursement of expenses by Adviser                        1.91%         1.88%         1.75%        1.75%       1.75%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.11%         0.61%         0.80%        0.57%       0.53%
Portfolio Turnover(2)                                                 55%           47%           45%          12%         16%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
102

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                          LARGE CAP VALUE FUND
                                                                 =======================================
                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $ 16.93      $ 15.48         $14.07
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.22         0.21           0.03
    Net realized and unrealized gain (loss) on investments         (6.20)        1.51           1.38
                                                                 -----------------------------------
      Total from investment operations                             (5.98)        1.72           1.41
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.23)       (0.27)             -
    Distributions from capital gains                               (0.10)           -              -
                                                                 -----------------------------------
      Total distributions                                          (0.33)       (0.27)             -
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (6.31)        1.45           1.41
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $ 10.62      $ 16.93         $15.48
                                                                 ===================================
TOTAL RETURN(2)                                                   (35.97)%      11.21%         10.02%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $54,828      $47,949         $7,169
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       0.91%        0.87%          0.96%(4)
  After reimbursement of expenses by Adviser                        0.91%        0.88%          0.75%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        2.07%        1.47%          1.31%(4)
Portfolio Turnover(6)                                                 55%          47%            45%(3)

                                                                                    LARGE CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 17.39      $ 14.70       $ 13.72      $ 12.87      $ 11.88
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.03        (0.00)(5)      0.00(5)      0.08         0.01
    Net realized and unrealized gain (loss) on investments         (6.35)        2.69          1.05         0.77         0.98
                                                                 ------------------------------------------------------------
      Total from investment operations                             (6.32)        2.69          1.05         0.85         0.99
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                           -            -         (0.07)       (0.00)(5)        -
    Distributions from capital gains                                   -            -             -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                              -            -         (0.07)       (0.00)(5)        -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.32)        2.69          0.98         0.85         0.99
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 11.07      $ 17.39       $ 14.70      $ 13.72      $ 12.87
                                                                 ============================================================
TOTAL RETURN(2)                                                   (36.34)%      18.30%         7.71%        6.61%        8.33%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $38,538      $68,253       $65,216      $78,785      $73,674
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       1.34%        1.43%         1.45%        1.44%        1.38%
  After reimbursement of expenses by Adviser                        1.20%        1.20%         1.20%        1.20%        1.20%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        0.18%       (0.02)%        0.09%        0.62%        0.08%
Portfolio Turnover(6)                                                141%          93%          148%          18%          27%

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Amounts represent less than $0.005 per share
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                                                                    LARGE CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 16.29      $ 13.88       $ 12.98      $ 12.27      $ 11.40
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.11)       (0.13)        (0.09)       (0.01)       (0.08)
    Net realized and unrealized gain (loss) on investments         (5.88)        2.54          0.99         0.72         0.95
                                                                 ------------------------------------------------------------
      Total from investment operations                             (5.99)        2.41          0.90         0.71         0.87
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (5.99)        2.41          0.90         0.71         0.87
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $ 10.30      $ 16.29       $ 13.88      $ 12.98      $ 12.27
                                                                 ============================================================
TOTAL RETURN(2)                                                   (36.77)%      17.36%         6.93%        5.79%        7.63%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $13,580      $36,147       $43,975      $54,946      $63,544
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.10%        2.18%         2.20%        2.19%        2.13%
  After reimbursement of expenses by Adviser                        1.95%        1.95%         1.95%        1.94%        1.95%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (0.56)%      (0.76)%       (0.65)%      (0.09)%      (0.67)%
Portfolio Turnover(6)                                                141%          93%          148%          18%          27%

                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $ 17.45      $ 14.72         $13.71
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.06         0.02          (0.00)(5)
    Net realized and unrealized gain (loss) on investments         (6.37)        2.71           1.01
                                                                 -----------------------------------
      Total from investment operations                             (6.31)        2.73           1.01
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (6.31)        2.73           1.01
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $ 11.14      $ 17.45         $14.72
                                                                 ===================================
TOTAL RETURN(2)                                                   (36.16)%      18.55%          7.37%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $70,203      $52,811         $9,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser                         1.09%        1.16%          1.30%(4)
After reimbursement of expenses by Adviser                          0.95%        0.95%          0.95%(4)
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser                          0.45%        0.19%         (0.07)%(4)
Portfolio Turnover(6)                                                141%          93%           148%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Amounts represent less than $0.005 per share
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
104

================================================================================
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--------------------------------------------------------------------------------

                                                                                      MID CAP VALUE FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 13.90      $ 15.54       $ 14.08      $ 12.44      $ 11.12
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.14         0.09          0.10         0.03         0.09
    Net realized and unrealized gain (loss) on investments         (4.98)        1.27          2.32         1.70         1.23
                                                                 ------------------------------------------------------------
      Total from investment operations                             (4.84)        1.36          2.42         1.73         1.32
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.06)       (0.08)        (0.01)       (0.09)           -
    Distributions from capital gains                               (1.33)       (2.92)        (0.95)           -            -
                                                                 ------------------------------------------------------------
    Total distributions                                            (1.39)       (3.00)        (0.96)       (0.09)           -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.23)       (1.64)         1.46         1.64         1.32
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  7.67      $ 13.90       $ 15.54      $ 14.08      $ 12.44
                                                                 ============================================================
TOTAL RETURN(1)                                                   (38.40)%       9.94%        17.93%       13.95%       11.87%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $19,549      $39,708       $34,364      $44,126      $40,103
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.81%        1.69%         1.68%        1.70%        1.61%
  After reimbursement of expenses by Adviser                        1.40%        1.40%         1.40%        1.40%        1.40%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.20%        0.74%         0.53%        0.20%        0.77%
Portfolio Turnover(3)                                                 83%          76%          108%          37%          21%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 13.24      $ 14.96       $ 13.67      $ 12.09      $ 10.91
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.07         0.00(2)      (0.03)       (0.07)        0.00(2)
    Net realized and unrealized gain (loss) on investments         (4.75)        1.20          2.27         1.65         1.18
                                                                 ------------------------------------------------------------
      Total from investment operations                             (4.68)        1.20          2.24         1.58         1.18
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (1.33)       (2.92)        (0.95)           -            -
                                                                 ------------------------------------------------------------
    Total distributions                                            (1.33)       (2.92)        (0.95)           -            -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (6.01)       (1.72)         1.29         1.58         1.18
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  7.23      $ 13.24       $ 14.96      $ 13.67      $ 12.09
                                                                 ============================================================
TOTAL RETURN(1)                                                   (38.97)%       9.14%        17.04%       13.07%       10.82%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 8,448      $21,835       $24,813      $22,633      $20,104
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.56%        2.44%         2.45%        2.45%        2.36%
  After reimbursement of expenses by Adviser                        2.15%        2.15%         2.15%        2.15%        2.15%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        0.45%        0.00%        (0.20)%      (0.55)%       0.01%
Portfolio Turnover(3)                                                 83%          76%          108%          37%          21%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2)   Amounts represent less than $0.005 per share
(3) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                             MID CAP VALUE FUND
                                                                 =======================================
                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 --------------------       INCEPTION
                                                                   2008         2007      to 10/31/06(1)
========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $ 13.92      $ 15.56         $14.54
                                                                 -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.09         0.13           0.02
    Net realized and unrealized gain (loss) on investments         (4.82)        1.27           1.00
                                                                 -----------------------------------
      Total from investment operations                             (4.73)        1.40           1.02
                                                                 -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.09)       (0.12)             -
    Distributions from capital gains                               (1.33)       (2.92)             -
                                                                 -----------------------------------
      Total distributions                                          (1.42)       (3.04)             -
                                                                 -----------------------------------
Net increase (decrease) in net asset value                         (6.15)       (1.64)          1.02
                                                                 -----------------------------------
NET ASSET VALUE at end of period                                 $  7.77      $ 13.92         $15.56
                                                                 ===================================
TOTAL RETURN(2)                                                   (37.53)%      10.25%          6.95%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 3,190      $18,992         $5,531
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.49%        1.43%          1.63%(4)
  After reimbursement of expenses by Adviser                        1.15%        1.15%          1.15%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.45%        0.94%          0.97%(4)
Portfolio Turnover(5)                                                 83%(3)       76%           108%(3)

                                                                                      MID CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $  7.45      $  6.27       $  5.36      $  4.83      $  4.46
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.04)       (0.07)        (0.04)       (0.01)       (0.03)
    Net realized and unrealized gain (loss) on investments         (3.28)        1.25          0.95         0.54         0.40
                                                                 ------------------------------------------------------------
      Total from investment operations                             (3.32)        1.18          0.91         0.53         0.37
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.37)        1.18          0.91         0.53         0.37
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  4.08      $  7.45       $  6.27      $  5.36      $  4.83
                                                                 ============================================================
TOTAL RETURN(2)                                                   (44.71)%      18.82%        16.98%       10.97%        8.30%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $14,241      $33,459       $33,899      $32,395      $25,897
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       1.44%        1.50%         1.61%        1.69%        1.62%
  After reimbursement of expenses by Adviser                        1.40%        1.33%         1.20%        1.19%        1.20%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (0.56)%      (0.87)%       (0.59)%      (0.25)%      (0.64)%
Portfolio Turnover(5)                                                127%         109%          207%          92%          71%

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
106

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 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     MID CAP GROWTH FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                           $  7.04      $  5.96       $  5.14      $  4.67      $  4.34
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.10)       (0.13)        (0.08)       (0.05)       (0.06)
    Net realized and unrealized gain (loss) on investments         (3.06)        1.21          0.90         0.52         0.39
                                                                 ------------------------------------------------------------
     Total from investment operations                              (3.16)        1.08          0.82         0.47         0.33
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (0.05)           -             -            -            -
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.21)        1.08          0.82         0.47         0.33
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  3.83      $  7.04       $  5.96      $  5.14      $  4.67
                                                                 ============================================================
TOTAL RETURN(2)                                                   (45.18)%      17.92%        16.15%       10.06%        7.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 4,891      $13,598       $15,754      $14,464      $13,030
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       2.19%        2.25%         2.35%        2.44%        2.37%
  After reimbursement of expenses by Adviser                        2.15%        2.08%         1.95%        1.94%        1.95%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (1.32)%      (1.62)%       (1.36)%      (0.98)%      (1.39)%
Portfolio Turnover(5)                                                127%         109%          207%          92%          71%

                                                                     FOR THE YEAR
                                                                   ENDED OCTOBER 31,
                                                                 ---------------------     INCEPTION
                                                                   2008         2007     to 10/31/06(1)
======================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                           $  7.47      $  6.27        $ 5.84
                                                                 ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                          (0.02)       (0.03)        (0.01)
    Net realized and unrealized gain (loss) on investments         (3.29)        1.23          0.44
                                                                 ----------------------------------
      Total from investment operations                             (3.31)        1.20          0.43
                                                                 ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                               (0.05)           -             -
                                                                 ----------------------------------
      Total distributions                                          (0.05)           -             -
                                                                 ----------------------------------
Net increase (decrease) in net asset value                         (3.36)        1.20          0.43
                                                                 ----------------------------------
NET ASSET VALUE at end of period                                 $  4.11      $  7.47        $ 6.27
                                                                 ==================================
TOTAL RETURN(2)                                                   (44.66)%      19.11%         7.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $17,649      $32,631        $7,830
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                       1.19%        1.22%         1.47%(4)
  After reimbursement of expenses by Adviser                        1.15%        1.11%         0.95%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                       (0.27)%      (0.62)%       (0.58)%(4)
Portfolio Turnover(5)                                                127%         109%          207%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

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 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           SMALL CAP VALUE FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                              $ 10.36                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.22                       0.06
    Net realized and unrealized gain (loss) on investments            (3.07)                      0.30
                                                                    ----------------------------------
      Total from investment operations                                (2.85)                      0.36
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                          (0.05)                         -
    Distributions from capital gains                                  (0.17)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.22)                         -
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (3.07)                      0.36
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  7.29                     $10.36
                                                                    ==================================
TOTAL RETURN(2)                                                      (28.02)%                     3.60%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $   883                     $6,098
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          2.18%                      2.61%(4)
  After reimbursement of expenses by Adviser                           1.50%                      1.50%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.56%                      0.71%(4)
Portfolio Turnover(6)                                                    55%                        14%(3)

                                                                           SMALL CAP VALUE FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                              $ 10.29                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.03                      (0.00)(5)
    Net realized and unrealized gain (loss) on investments            (2.91)                      0.29
                                                                    ----------------------------------
      Total from investment operations                                (2.88)                      0.29
                                                                    ----------------------------------
REDEMPTION FEES (SEE NOTE 2):                                          0.02                       0.00(5)
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from capital gains                                  (0.17)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.17)                         -
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (3.05)                      0.29
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  7.24                     $10.29
                                                                    ==================================
TOTAL RETURN(2)                                                      (28.38)%                     2.90%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                 $ 67                     $  200
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                          7.88%                     11.24%(4)
  After reimbursement of expenses by Adviser                           2.25%                      2.25%(4)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (0.19)%                    (0.01)%(4)
Portfolio Turnover(6)                                                    55%                        14%(3)

----------------------------------------------------
(1)   Commenced investment operations on December 27, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5)   Amounts represent less than $0.005 per share
(6) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
108

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           SMALL CAP VALUE FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                              $ 10.37                    $   9.82
                                                                    -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.06                        0.05
    Net realized and unrealized gain (loss) on investments            (2.88)                       0.50
                                                                    -----------------------------------
      Total from investment operations                                (2.82)                       0.55
                                                                    -----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                          (0.07)                          -
    Distributions from capital gains                                  (0.17)                          -
                                                                    -----------------------------------
      Total distributions                                             (0.24)                          -
                                                                    -----------------------------------
Net increase (decrease) in net asset value                            (3.06)                       0.55
                                                                    -----------------------------------
NET ASSET VALUE at end of period                                    $  7.31                     $ 10.37
                                                                    ===================================
TOTAL RETURN(3)                                                      (27.71)%                      5.60%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $13,453                     $14,949
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          1.61%                       1.91%(5)
  After reimbursement of expenses by Adviser                           1.25%                       1.25%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                           0.81%                       0.99%(5)
Portfolio Turnover(7)                                                    55%                         14%(4)

                                                                          SMALL CAP GROWTH FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                              $ 11.19                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             (0.55)                     (0.03)
    Net realized and unrealized gain (loss) on investments            (4.26)                      1.22
                                                                    ----------------------------------
      Total from investment operations                                (4.81)                      1.19
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                              -                      (0.00)(6)
    Distributions from capital gains                                  (0.13)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.13)                     (0.00)
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (4.94)                      1.19
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  6.25                     $11.19
                                                                    ==================================
TOTAL RETURN(3)                                                      (43.49)%                    11.92%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $   243                     $5,922
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Adviser                          2.17%                      2.61%(5)
  After reimbursement of expenses by Adviser                           1.50%                      1.50%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (0.54)%                    (0.37)%(5)
Portfolio Turnover(7)                                                   143%                        90%(4)

----------------------------------------------------
(1)   Commenced investment operations January 9, 2007.
(2)   Commenced investment operations December 27, 2006.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6)   Amounts represent less than $0.005 per share
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                           SMALL CAP GROWTH FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS B
-------
NET ASSET VALUE at beginning of period                              $ 11.11                     $10.00
                                                                    ----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                             (0.31)                     (0.08)
    Net realized and unrealized gain (loss) on investments            (4.51)                      1.19
                                                                    ----------------------------------
        Total from investment operations                              (4.82)                      1.11
                                                                    ----------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                              -                      (0.00)(6)
    Distributions from capital gains                                  (0.13)                         -
                                                                    ----------------------------------
      Total distributions                                             (0.13)                     (0.00)
                                                                    ----------------------------------
Net increase (decrease) in net asset value                            (4.95)                      1.11
                                                                    ----------------------------------
NET ASSET VALUE at end of period                                    $  6.16                     $11.11
                                                                    ==================================
TOTAL RETURN(3)                                                      (43.90)%                    11.11%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $    38                     $  166
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                          9.51%                     12.61%(5)
  After reimbursement of expenses by Adviser                           2.25%                      2.25%(5)
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                          (1.37)%                    (1.10)%(5)
Portfolio Turnover(7)                                                   143%                        90%(4)

                                                                           SMALL CAP GROWTH FUND
                                                                 =========================================
                                                                  FOR THE YEAR                INCEPTION
                                                                 Ended 10/31/08             to 10/31/07(1)
==========================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                              $ 11.21                     $  9.84
                                                                    -----------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                            (0.04)                      (0.00)(6)
     Net realized and unrealized gain (loss) on investments           (4.76)                       1.37
                                                                    -----------------------------------
        Total from investment operations                              (4.80)                       1.37
                                                                    -----------------------------------
  LESS DISTRIBUTIONS:
     Distributions from capital gains                                 (0.13)                          -
                                                                    -----------------------------------
        Total distributions                                           (0.13)                          -
                                                                    -----------------------------------
Net increase (decrease) in net asset value                            (4.93)                       1.37
                                                                    -----------------------------------
NET ASSET VALUE at end of period                                    $  6.28                     $ 11.21
                                                                    ===================================
TOTAL RETURN(3)                                                      (43.32)%                     13.92%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                              $12,843                     $19,053
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Adviser                         1.56%                       1.87%(5)
   After reimbursement of expenses by Adviser                          1.25%                       1.25%(5)
Ratio of net investment income to average net assets
   After reimbursement of expenses by Adviser                         (0.41)%                     (0.02)%(5)
Portfolio Turnover(7)                                                   143%                         90%(4)

----------------------------------------------------
(1)   Commenced investment operations December 27, 2006.
(2)   Commenced investment operations January 9, 2007.
(3)   Total return without applicable sales charge.
(4)   Not annualized.
(5)   Annualized.
(6)   Amounts represent less than $0.005 per share
(7) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
110

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                    INTERNATIONAL STOCK FUND
                                                                 ============================================================
                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------
                                                                   2008         2007          2006         2005         2004
=============================================================================================================================
CLASS A
-------
NET ASSET VALUE at beginning of period                           $ 17.05      $ 15.66       $ 12.65      $ 10.56      $  8.92
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.23         0.16          0.15         0.14         0.08
    Net realized and unrealized gain (loss) on investments         (6.06)        2.92          3.01         2.05         1.66
                                                                 ------------------------------------------------------------
      Total from investment operations                             (5.83)        3.08          3.16         2.19         1.74
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.24)       (0.11)        (0.14)       (0.10)       (0.10)
    Distributions from capital gains                               (2.51)       (1.58)        (0.01)           -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (2.75)       (1.69)        (0.15)       (0.10)       (0.10)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (8.58)        1.39          3.01         2.09         1.64
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  8.47      $ 17.05       $ 15.66      $ 12.65      $ 10.56
                                                                 ============================================================
TOTAL RETURN(1)                                                   (40.46)%      21.24%        25.11%       20.81%       19.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $19,040      $52,145       $78,958      $58,825      $43,915
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       1.93%        1.89%         1.87%        1.90%        1.85%
  After reimbursement of expenses by Adviser                        1.60%        1.60%         1.60%        1.60%        1.60%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.67%        0.99%         1.03%        1.15%        0.76%
Portfolio Turnover(3)                                                 69%          79%           63%          64%          45%

CLASS B
-------
NET ASSET VALUE at beginning of period                           $ 16.79      $ 15.45       $ 12.48      $ 10.41      $  8.78
                                                                 ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.18         0.08          0.03         0.04        (0.00)(2)
    Net realized and unrealized gain (loss) on investments         (6.01)        2.84          2.98         2.04         1.64
                                                                 ------------------------------------------------------------
      Total from investment operations                             (5.83)        2.92          3.01         2.08         1.64
                                                                 ------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                       (0.12)           -         (0.03)       (0.01)       (0.01)
    Distributions from capital gains                               (2.51)       (1.58)        (0.01)           -            -
                                                                 ------------------------------------------------------------
      Total distributions                                          (2.63)       (1.58)        (0.04)       (0.01)       (0.01)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net asset value                         (8.46)        1.34          2.97         2.07         1.63
                                                                 ------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  8.33      $ 16.79       $ 15.45      $ 12.48      $ 10.41
                                                                 ============================================================
TOTAL RETURN(1)                                                   (40.95)%      20.31%        24.18%       20.00%       18.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 6,237      $15,630       $16,175      $10,922      $ 7,559
Ratios of expenses to average net assets
  Before reimbursement of expenses by Adviser                       2.69%        2.64%         2.62%        2.65%        2.59%
  After reimbursement of expenses by Adviser                        2.35%        2.35%         2.35%        2.35%        2.35%
Ratio of net investment income to average net assets
  After reimbursement of expenses by Adviser                        1.04%        0.41%         0.32%        0.41%        0.03%
Portfolio Turnover(3)                                                 69%          79%           63%          64%          45%

----------------------------------------------------
(1)   Total return without applicable sales charge.
(2)   Amounts represent less than $0.005 per share
(3) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                             INTERNATIONAL STOCK FUND
                                                                 =================================================
                                                                        FOR THE YEAR
                                                                       ENDED OCTOBER 31,
                                                                 ------------------------------       INCEPTION
                                                                    2008                 2007       to 10/31/06(1)
==================================================================================================================
CLASS Y
-------
NET ASSET VALUE at beginning of period                            $ 17.08              $ 15.68              $14.57
                                                                  ------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.31                 0.17                0.01
    Net realized and unrealized gain (loss) on investments          (6.12)                2.96                1.10
                                                                  ------------------------------------------------
      Total from investment operations                              (5.81)                3.13                1.11
                                                                  ------------------------------------------------
  LESS DISTRIBUTIONS:
    Distributions from net investment income                        (0.28)               (0.15)                  -
    Distributions from capital gains                                (2.51)               (1.58)                  -
                                                                  ------------------------------------------------
      Total distributions                                           (2.79)               (1.73)                  -
                                                                  ------------------------------------------------
Net increase (decrease) in net asset value                          (8.60)                1.40                1.11
                                                                  ------------------------------------------------
NET ASSET VALUE at end of period                                  $  8.48              $ 17.08              $15.68
                                                                  ================================================
TOTAL RETURN(2)                                                    (40.41)%              21.59%               7.62%(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $81,569              $60,525              $9,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Adviser                       1.68%                1.66%               1.72%(4)
   After reimbursement of expenses by Adviser                        1.35%                1.35%               1.35%(4)
Ratio of net investment income to average net assets
   After reimbursement of expenses by Adviser                        2.25%                1.48%               0.48%(4)
Portfolio Turnover(5)                                                  69%                  79%                 63%(3)

----------------------------------------------------
(1)   Commenced investment operations June 30, 2006.
(2)   Total return without applicable sales charge.
(3)   Not annualized.
(4)   Annualized.
(5) Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
112

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end, management investment company. As of the date of this report, the Trust offers fourteen funds (individually, a "fund," collectively, the "Funds"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Stock Fund, and a portion of the Mid Cap Value Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, and International Stock Funds (collectively, the "Core Funds"), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the "Target Allocation Funds"). The Core Funds, excluding the Cash Reserves and Diversified Income Funds, offer three classes of shares: Class A, B and Y, the Target Allocation Funds offer three classes of shares: Class A, B and C, and the Cash Reserves Fund and the Diversified Income Fund, offer two classes of shares: Class A and B. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund, collectively, the "Funds", in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of the Target Allocation Funds consist primarily of shares of the underlying funds, the NAV of each Target Allocation Fund is determined based on the NAVs of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Funds' securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser's opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the underlying fund's NAV.

A fund's investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Funds.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it's taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The provisions of FIN 48 became effective for regulated investment companies as of the last business day of the first semi-annual reporting period for fiscal years beginning after December 15, 2006, and are to be applied to all open tax years as of the date of effectiveness. As required, FIN 48 was adopted for all open tax years effective April 30, 2007 for the Small Cap Value and Small Cap Growth Funds, as these funds commenced operations after the effective date of FIN 48, and effective April 30, 2008 for all other MEMBERS funds. No material uncertain tax positions existed at the time of adoption or as of October 31, 2008. As a result, the funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2008. It is the funds' policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2004 through October 31, 2008.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

CLASSES: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2008, none of the Funds had open repurchase agreements.

--------------------------------------------------------------------------------
114

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds' custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2008, none of the Funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2008, none of the Funds had open futures contracts.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2008, the Bond Fund had entered into such transactions, the market values of which are identified in the fund's Portfolio of Investments.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

REDEMPTION FEES: The Small Cap Value Fund, Small Cap Growth Fund, and the International Stock Fund will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management has evaluated the impact that the adoption of FAS 157 will have on the Funds' financial statements and believes that the impact on the disclosures will depend on the composition of the portfolio on the date of adoption. In March 2008, the FASB also issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact, if any, on the Funds' financial statement disclosures. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the Target Allocation Funds"); 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.95% for the Mid Cap Value Fund, 0.75% for the Mid Cap Growth Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Small Cap Growth Fund; and 1.05% for the International Stock Fund. Except for the Target Allocations Funds, each fund's management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2008, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund and the entire Mid Cap Growth and Small Cap Value Funds, Paradigm Asset Management Company, LLC for the Small Cap Growth Fund, and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the other portion of the Mid Cap Value Fund, and the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, Diversified Income Fund, Large Cap Value Fund, and Large Cap Growth Funds.

MCA has contractually agreed, until at least February 27, 2009, to reimburse all ordinary expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the fund (excluding taxes, interest, brokerage commissions and extraordinary expenses incurred by each fund):

FUND                        EXPENSE LIMIT     FUND                    EXPENSE LIMIT
----                        -------------     ----                    -------------
Conservative Allocation         0.25%         Large Cap Value             0.40%
Moderate Allocation             0.25%         Large Cap Growth            0.20%
Aggressive Allocation           0.25%         Mid Cap Value               0.20%
Cash Reserves                   0.15%         Mid Cap Growth              0.40%
Bond                            0.15%         Small Cap Value             0.25%
High Income                     0.20%         Small Cap Growth            0.25%
Diversified Income              0.20%         International Stock         0.30%

--------------------------------------------------------------------------------
116

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the year ended October 31, 2008, the Investment Adviser reimbursed expenses of $128,776 for the Conservative Allocation Fund, $80,212 for the Moderate Allocation Fund, $154,470 for the Aggressive Allocation Fund, $81,270 for the Cash Reserves Fund, $149,975 for the Bond Fund, $100,940 for the High Income Fund, $231,423 for the Diversified Income Fund, $231,136 for the Large Cap Growth Fund, $213,513 for the Mid Cap Value Fund, $26,486 for the Mid Cap Growth Fund, $98,515 for the Small Cap Value Fund, $101,271 for the Small Cap Growth Fund, and $413,679 for the International Stock Fund.

Any reimbursements or fee waivers made by the Investment Adviser to a fund are subject to repayment by the fund, to the extent that the fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments, measured on a fiscal year basis, must be made within three years from when the reimbursement or fee reduction occurred and cannot exceed the expense caps in place during the year in which the expenses were initially waived.

                                  RECOVERY EXPIRING        RECOVERY EXPIRING        RECOVERY EXPIRING
FUND                              OCTOBER 31, 2009         OCTOBER 31, 2010         OCTOBER 31, 2011
----                              -----------------        -----------------        -----------------
Conservative Allocation               $60,600                   $125,906                $128,776
Moderate Allocation                    58,861                     82,473                  80,212
Aggressive Allocation                  60,571                    129,401                 154,470
Cash Reserves                          90,538                     96,265                  81,270
Bond                                  189,515                    189,438                 149,975
High Income                           122,119                    127,986                 100,940
Diversified Income                    210,578                    234,637                 231,423
Large Cap Value                       273,920                      6,615                    NA
Large Cap Growth                      310,809                    297,863                 231,136
Mid Cap Value                         195,647                    212,040                 213,513
Mid Cap Growth                        206,584                    100,481                  26,486
Small Cap Value                         NA                       116,613                  98,515
Small Cap Growth                        NA                       119,778                 101,271
International Stock                   230,191                    317,536                 413,679

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A, B, and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B and Class C shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to their respective classes. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B and Class C only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares,
(2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2008, sales charges received by CUNA Brokerage were as follows:

                                 AMOUNT PAID                                                AMOUNT PAID
                           ----------------------                                      ---------------------
FUND                        CLASS A       CLASS B    CLASS C    FUND                   CLASS A       CLASS B
----                       ---------      -------    -------    ----                   -------       -------
Conservative Allocation     $400,696      $20,836      $1,396   Large Cap Value        $63,721       $50,393
Moderate Allocation        1,131,584       69,163      $1,802   Large Cap Growth        65,057        33,981
Aggressive Allocation        383,498       22,676      $ 348    Mid Cap Value           37,861        18,372
Cash Reserves                   -          19,735               Mid Cap Growth          33,947        18,991
Bond                          26,256       25,913               Small Cap Value          1,583           100
High Income                   16,483       18,260               Small Cap Growth         3,527           144
Diversified Income            81,426       56,393               International Stock     64,909        21,357

Certain officers and trustees of the Funds are also officers of the Investment Adviser. With the exception of the Chief Compliance Officer, the Funds do not compensate their officers or affiliated trustees. As part of the Funds' required compliance program,

--------------------------------------------------------------------------------

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 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

the Funds pay a pro rata portion of the Chief Compliance Officer's annual salary. Unaffiliated trustees receive from the Trust a quarterly retainer, which compensates them for each regular Board or Committee meeting attended, with additional remuneration paid to the Chair of the Board and the Chair of the Audit Committee. Unaffiliated trustees also receive a per meeting fee for each special meeting, if any, attended.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund and Bond Fund declare dividends daily and distribute monthly. The High Income Fund and Diversified Income Fund declare and distribute dividends monthly. The Conservative Allocation, Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, and the International Stock Fund declare and distribute dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Distributions to shareholders of the High Income and Diversified Income Funds from net investment income for the period ended October 31, 2008 include $620,800, and $378,358, respectively, which the Funds will not include in their dividends paid deduction for Federal income tax purposes.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2008, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                                --------------------------            ---------------------------
FUND                              PURCHASES       SALES                 PURCHASES         SALES
----                              ---------       -----                 ---------         -----
Conservative Allocation         $     -         $   -                  $38,742,288     $24,561,063
Moderate Allocation                   -             -                   93,100,416      68,009,658
Aggressive Allocation                 -             -                   33,280,632      24,411,356
Bond                             64,346,984     21,478,362              11,415,504       4,962,144
High Income                           -             -                   38,411,653      36,953,451
Diversified Income                  663,257     14,451,680              17,708,445      30,020,462
Large Cap Value                       -             -                   88,774,175      90,706,469
Large Cap Growth                      -             -                  263,944,064     229,660,407
Mid Cap Value                         -             -                   43,835,091      67,054,142
Mid Cap Growth                        -             -                   89,263,640      97,754,123
Small Cap Value                       -             -                   10,954,854      11,117,659
Small Cap Growth                      -             -                   35,229,821      34,350,707
International Stock                   -             -                  127,198,863      84,165,151

6. FOREIGN SECURITIES

Each fund may invest in foreign securities, however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

--------------------------------------------------------------------------------
118

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. SECURITIES LENDING

Each fund, except the Target Allocation, Cash Reserves, Small Cap Value, and Small Cap Growth Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2008, none of the funds had securities on loan.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2008 and 2007 was as follows:

                                 ORDINARY INCOME           LONG-TERM CAPITAL GAIN         RETURN OF CAPITAL
                                 ---------------           ----------------------         -----------------
FUND                            2008          2007            2008         2007           2008       2007
----                         ----------    ----------     -----------  ------------     --------   --------
Conservative Allocation      $  480,002    $   63,707     $    60,393  $          -     $      -   $      -
Moderate Allocation           1,174,561       226,773         377,700             -            -          -
Aggressive Allocation           232,391        48,470         212,760        27,182            -          -
Cash Reserves                   350,356       834,210               -             -            -          -
Bond                          5,364,596     3,718,123               -             -            -    771,839
High Income                   5,624,536     4,370,555               -             -            -          -
Diversified Income            4,615,505     5,408,753      10,885,869     3,024,761            -          -
Large Cap Value               2,252,854     2,305,265       1,207,706             -            -          -
Large Cap Growth                      -             -               -             -            -          -
Mid Cap Value                 2,175,848     1,301,006       6,033,431    11,398,471            -          -
Mid Cap Growth                        -             -         577,694             -            -          -
Small Cap Value                 568,226             -               -             -            -          -
Small Cap Growth                310,339           783               -             -            -          -
International Stock           2,447,159     2,974,032      14,019,896     8,721,408            -          -

At October 31, 2008, the components of distributable earnings on a tax basis were as follows:

FUND                                       ORDINARY INCOME      LONG-TERM CAPITAL GAIN
----                                       ---------------      ----------------------
Conservative Allocation                       $ 541,526              $         -
Moderate Allocation                             557,239                        -
Aggressive Allocation                                 -                        -
Cash Reserves                                         -                        -
Bond                                              6,067                        -
High Income                                      67,269                        -
Diversified Income                              315,354                        -
Large Cap Value                               2,275,325                        -
Large Cap Growth                                336,379                        -
Mid Cap Value                                   236,254                        -
Mid Cap Growth                                        -                        -
Small Cap Value                                  86,221                        -
Small Cap Growth                                      -                        -
International Stock                           2,032,628                2,827,690

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2008, which are available to offet future capital gains, if any:

FUND                          2009           2010          2011         2012      2013        2014       2015          2016
----                          ----           ----          ----         ----      ----        ----       ----          ----
Conservative Allocation     $        -    $        -    $        -    $     -    $     -    $      -    $     -    $   823,887
Moderate Allocation                  -             -             -          -          -           -          -      4,121,648
Aggressive Allocation                -             -             -          -          -           -          -      1,431,110
Bond                                 -             -             -     85,623     65,261     362,802     57,909              -
High Income                  1,720,815     2,445,850       614,259          -          -           -     72,549      4,653,350
Diversified Income                   -             -             -          -          -           -          -      3,638,247
Large Cap Value                      -             -             -          -          -           -          -      9,537,053
Large Cap Growth                     -             -     1,255,080          -          -           -          -     15,286,497
Mid Cap Value                        -             -             -          -          -           -          -      5,487,785
Mid Cap Growth                       -             -             -          -          -           -          -      5,654,757
Small Cap Value                      -             -             -          -          -           -          -      1,362,749
Small Cap Growth                     -             -             -          -          -           -          -      3,905,861

The Bond Fund utilized $650,180 of prior capital loss carryovers during the year ended October 31, 2008.

At October 31, 2008, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                            APPRECIATION      DEPRECIATION          NET
----                            ------------      ------------      ------------
Conservative Allocation          $        -      $ (6,566,002)      $ (6,566,002)
Moderate Allocation                       -       (24,669,684)       (24,669,684)
Aggressive Allocation                     -       (10,442,635)       (10,442,635)
Bond                              1,893,837        (7,754,537)        (5,860,700)
High Income                           3,336       (12,583,710)       (12,580,374)
Diversified Income                1,810,382       (16,559,903)       (14,749,521)
Large Cap Value                   9,722,807       (35,740,160)       (26,017,353)
Large Cap Growth                  1,500,956       (33,398,197)       (31,897,241)
Mid Cap Value                       786,022       (12,887,721)       (12,101,699)
Mid Cap Growth                      669,781       (20,469,640)       (19,799,859)
Small Cap Value                     598,771        (5,405,256)        (4,806,485)
Small Cap Growth                    289,015        (5,719,968)        (5,430,953)
International Stock                 520,228       (44,268,976)       (43,748,748)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, and International Stock Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

--------------------------------------------------------------------------------
120

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

The Target Allocation Funds are structured as fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Target Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their peer. Asset allocation risk is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2008, investments in the Funds by affiliates were as follows:

                                                                        CUNA
                                                                     BROKERAGE
FUND                                           CLASS                SERVICES, INC.
----                                           -----                --------------
Diversified Income                               A                    $1,385,623

The Target Allocation Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds"), may be deemed to be under common control because of the same Board of Trustees. A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2008 follows:

                                    BALANCE OF                            BALANCE OF
                                      SHARES                                SHARES
                                      HELD AT       GROSS       GROSS      HELD AT       VALUE AT       REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND                10/31/2007    ADDITIONS     SALES     10/31/2008    10/31/2008        LOSS        RECEIVED(2)
--------------------                ----------    ---------     -----     ----------    ----------     ----------    -------------
CONSERVATIVE ALLOCATION FUND

MEMBERS Bond Fund Class Y             233,009      718,838     112,064     839,783     $ 7,952,748     $  (6,271)      $ 186,651
MEMBERS High Income Fund Class Y      125,542      468,608     105,883     488,267       2,714,765       (88,506)        218,749
MEMBERS International Stock Fund
   Class Y                             60,311      282,555      47,120     295,746       2,504,966      (179,070)        168,190
MEMBERS Large Cap Growth Fund
   Class Y(1)                         132,226      232,413     138,780     225,859       2,516,070      (138,647)              -
MEMBERS Large Cap Value Fund
   Class Y                             97,986      130,870      61,991     166,865       1,772,103      (193,896)         35,972
MEMBERS Mid Cap Growth Fund
   Class Y                             95,269      150,203     245,472           -               -      (117,008)          5,224
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                 $17,460,652     $(723,398)      $ 614,786

-----------------------------------------------
(1)  Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                     BALANCE OF                         BALANCE OF
                                       SHARES                             SHARES
                                       HELD AT      GROSS      GROSS     HELD AT       VALUE AT     REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND                 10/31/2007   ADDITIONS    SALES    10/31/2008    10/31/2008   GAIN (LOSS)     RECEIVED(2)
--------------------                 ----------   ---------    -----    ----------    ----------   -----------    -------------
MODERATE ALLOCATION FUND

MEMBERS Bond Fund Class Y              757,733      485,941   174,910    1,068,764   $10,121,194   $     4,368     $  363,095
MEMBERS High Income Fund Class Y       676,118      326,827   341,510      661,435     3,677,577      (204,871)       375,002
MEMBERS International Stock Fund
   Class Y                             570,270    1,043,626   409,844    1,204,052    10,198,322      (124,406)       794,701
MEMBERS Large Cap Growth Fund
   Class Y(1)                          502,938      463,800   231,768      734,970     8,187,564      (324,553)             -
MEMBERS Large Cap Value Fund
   Class Y                             485,037      343,228   313,596      514,669     5,465,787      (349,287)       170,570
MEMBERS Mid Cap Growth Fund
   Class Y                             770,538      342,442   631,376      481,604     1,979,394      (403,371)        41,620
MEMBERS Mid Cap Value Fund Class Y     236,163       60,007   296,170            -             -      (738,091)       356,854
MEMBERS Small Cap Growth Fund
   Class Y                             313,907      153,361   174,356      292,912     1,839,486      (282,132)        41,969
MEMBERS Small Cap Value Fund
   Class Y                             238,886       62,595    40,136      261,345     1,910,435       (68,778)        68,797
------------------------------------------------------------------------------------------------------------------------------
 TOTALS                                                                              $43,379,759   $(2,491,121)    $2,212,608

                                     BALANCE OF                         BALANCE OF
                                       SHARES                            SHARES
                                       HELD AT      GROSS      GROSS     HELD AT      VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND                 10/31/2007   ADDITIONS    SALES    10/31/2008   10/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------                 ----------   ---------    -----    ----------   ----------    -----------    -------------
AGGRESSIVE ALLOCATION FUND

MEMBERS International Stock Fund
   Class Y                             373,202     364,289    250,016     487,475    $ 4,128,916   $    17,126      $517,554
MEMBERS Large Cap Growth Fund
   Class Y(1)                          212,775     158,345     84,930     286,190      3,188,162      (101,225)            -
MEMBERS Large Cap Value Fund
   Class Y                             209,586     142,755    167,431     184,910      1,963,740      (175,496)       72,606
MEMBERS Mid Cap Growth Fund
   Class Y                             359,897     214,934    259,265     315,566      1,296,976      (212,855)       19,760
MEMBERS Mid Cap Value Fund
   Class Y                             149,533      42,490    192,023           -              -      (454,611)      222,424
MEMBERS Small Cap Growth Fund
   Class Y                             166,322      96,634    104,416     158,540        995,628      (165,140)       21,930
MEMBERS Small Cap Value Fund
   Class Y                             168,833      51,077     77,567     142,343      1,040,526      (115,681)       47,155
-------------------------------------------------------------------------------------------------------------------------------
 TOTALS                                                                              $12,613,948   $(1,207,882)     $901,429

-----------------------------------------------
(1)  Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------
122

================================================================================
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the shareholders and board of trustees of MEMBERS mutual funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MEMBERS Mutual Funds, comprising Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, and International Stock Fund (collectively, the "Funds") as of October 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/   DELOITTE & TOUCHE LLP

Chicago, Illinois
December 19, 2008

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had it not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended October 31, 2008. Expenses paid during the period in the tables below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

ACTUAL EXPENSES

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                  CLASS A                                       CLASS B
                              -----------------------------------------------       --------------------------------
                                                                    EXPENSES                               EXPENSES
                               BEGINNING      ENDING     ANNUAL       PAID           ENDING     ANNUAL       PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING          ACCOUNT    EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD           VALUE      RATIO      PERIOD
----                             -----        -----       -----      ------           -----      -----      ------
Conservative Allocation         $1,000        $798.70      .70%       $3.16           $794.80     1.45%      $6.54
Moderate Allocation              1,000         716.00      .70%        3.02            713.60     1.45%       6.25
Aggressive Allocation            1,000         641.60      .69%        2.85            639.70     1.45%       5.98
Cash Reserves                    1,000       1,007.40      .55%        2.78          1,003.60     1.30%       6.55
Bond                             1,000         979.20      .90%        4.48            975.50     1.65%       8.19
High Income                      1,000         833.30     1.00%        4.61            829.30     1.75%       8.05
Diversified Income               1,000         877.00     1.10%        5.19            873.50     1.85%       8.71
Large Cap Value                  1,000         707.10     1.16%        4.98            704.50     1.91%       8.18
Large Cap Growth                 1,000         697.50     1.20%        5.12            695.00     1.96%       8.35
Mid Cap Value                    1,000         679.40     1.40%        5.91            676.30     2.16%       9.10
Mid Cap Growth                   1,000         630.20     1.40%        5.74            627.90     2.16%       8.84
Small Cap Value                  1,000         782.20     1.50%        6.72            781.00     2.25%      10.07
Small Cap Growth                 1,000         657.20     1.50%        6.25            654.60     2.25%       9.36
International Stock              1,000         636.80     1.60%        6.58            634.10     2.35%       9.65

--------------------------------------------------------------------------------
124

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                                CLASS C(1)
                              ----------------------------------------------
                                                                    EXPENSES
                               BEGINNING     ENDING       ANNUAL      PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD
----                             -----        -----       -----      ------
Conservative Allocation         $1,000      $794.80       1.45%       $6.54
Moderate Allocation              1,000       713.60       1.45%        6.25
Aggressive Allocation            1,000       639.10       1.45%        5.97

                                                CLASS Y
                              ----------------------------------------------
                                                                    EXPENSES
                               BEGINNING    ENDING        ANNUAL      PAID
                                ACCOUNT     ACCOUNT      EXPENSE     DURING
FUND                             VALUE       VALUE        RATIO      PERIOD
----                             -----       -----        -----      ------
Bond                             1,000       980.40        .65%       3.24
High Income                      1,000       834.10        .75%       3.46
Large Cap Value                  1,000       708.00        .91%       3.92
Large Cap Growth                 1,000       698.40        .95%       4.06
Mid Cap Value                    1,000       679.80       1.15%       4.86
Mid Cap Growth                   1,000       630.40       1.15%       4.71
Small Cap Value                  1,000       784.30       1.25%       5.61
Small Cap Growth                 1,000       658.30       1.25%       5.21
International Stock              1,000       637.30       1.35%       5.56

-------------------------------------
(1) Commenced investment operations on February 29, 2008.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds. The Target Allocation Fund's Class C's hypothetical expenses reflect amounts as if the Class had been in existence for the entire fiscal half year.

                                                  CLASS A                                     CLASS B
                              -----------------------------------------------    -----------------------------------
                                                                    EXPENSES                               EXPENSES
                               BEGINNING     ENDING       ANNUAL      PAID           ENDING      ANNUAL      PAID
                                ACCOUNT      ACCOUNT     EXPENSE     DURING          ACCOUNT    EXPENSE     DURING
FUND                             VALUE        VALUE       RATIO      PERIOD           VALUE      RATIO      PERIOD
----                             -----        -----       -----      ------           -----      -----      ------
Conservative Allocation         $1,000      $1,021.62      .70%      $3.56         $1,017.85     1.45%      $7.35
Moderate Allocation              1,000       1,021.62      .70%       3.56          1,017.85     1.45%       7.35
Aggressive Allocation            1,000       1,021.67      .69%       3.51          1,017.85     1.45%       7.35
Cash Reserves                    1,000       1,022.37      .55%       2.80          1,018.60     1.30%       6.60
Bond                             1,000       1,020.61      .90%       4.57          1,016.84     1.65%       8.36
High Income                      1,000       1,020.11     1.00%       5.08          1,016.34     1.75%       8.87
Diversified Income               1,000       1,019.61     1.10%       5.58          1,015.84     1.85%       9.37
Large Cap Value                  1,000       1,019.30     1.16%       5.89          1,015.53     1.91%       9.68
Large Cap Growth                 1,000       1,019.10     1.20%       6.09          1,015.28     1.96%       9.93
Mid Cap Value                    1,000       1,018.10     1.40%       7.10          1,014.28     2.16%      10.94
Mid Cap Growth                   1,000       1,018.10     1.40%       7.10          1,014.28     2.16%      10.94
Small Cap Value                  1,000       1,017.60     1.50%       7.61          1,013.83     2.25%      11.39
Small Cap Growth                 1,000       1,017.60     1.50%       7.61          1,013.83     2.25%      11.39
International Stock              1,000       1,017.09     1.60%       8.11          1,013.32     2.35%      11.89

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                                   CLASS C(1)
                                 -----------------------------------------------
                                                                       EXPENSES
                                  BEGINNING     ENDING       ANNUAL      PAID
                                   ACCOUNT      ACCOUNT     EXPENSE     DURING
FUND                                VALUE        VALUE       RATIO      PERIOD
----                                -----        -----       -----      ------
Conservative Allocation            $1,000      $1,017.85     1.45%       $7.35
Moderate Allocation                 1,000       1,017.85     1.45%        7.35
Aggressive Allocation               1,000       1,017.85     1.45%        7.35

                                                   CLASS Y
                                 -----------------------------------------------
                                                                       EXPENSES
                                  BEGINNING     ENDING       ANNUAL      PAID
                                   ACCOUNT      ACCOUNT     EXPENSE     DURING
FUND                                VALUE        VALUE       RATIO      PERIOD
----                                -----        -----       -----      ------
Bond                               1,000       1,021.87       .65%       3.30
High Income                        1,000       1,021.37       .75%       3.81
Large Cap Value                    1,000       1,020.54       .91%       4.64
Large Cap Growth                   1,000       1,020.36       .95%       4.82
Mid Cap Value                      1,000       1,019.36      1.15%       5.84
Mid Cap Growth                     1,000       1,019.36      1.15%       5.84
Small Cap Value                    1,000       1,018.85      1.25%       6.34
Small Cap Growth                   1,000       1,018.85      1.25%       6.34
International Stock                1,000       1,018.35      1.35%       6.85

-------------------------------------
(1)  Commenced investment operations on February 29, 2008.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec.gov.

TAX INFORMATION

FOREIGN TAX CREDITS: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended October 31, 2008, the total amount of foreign taxes that is expected to passed through to shareholders and foreign source income for information reporting purposes will be $277,079 (all of which represents taxes withheld) and $4,744,648, respectively. Complete information regarding the fund's foreign tax credit pass through to shareholders for 2008 will be reported in conjuction with Form 1099-DIV.

--------------------------------------------------------------------------------
126

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

CORPORATE DIVIDENDS RECEIVED DEDUCTION: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Mid Cap Value, Small Cap Value, Small Cap Growth and International Stock Funds, 3.60%, 14.19%, 44.77%, 49.48%, 100%, 55.39%, 32.58%,
34.35%, and 0.08%, respectively, qualify for the corporate dividends received deduction.

QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2008, The Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Mid Cap Value, Small Cap Value, Small Cap Growth and the International Stock Funds paid dividend income totaling $480,002, $1,174,561, $104,049, $4,193,970, $2,252,855, $2,175,840, $568,226, $310,339 and
$2,447,159 respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualifed dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual's tax bracket). Complete information regarding each fund's income distributions paid during the calendar year 2008, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act of 1940, as amended (the "Act"), each mutual fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act (the "independent trustees").

The board of trustees (the "Board") of MEMBERS Mutual Funds (the "Trust") reviews the performance of each series of the Trust (each, a "Fund" and collectively, the "Funds") and the investment adviser and subadviser of each Fund at each regular board meeting, including appropriate comparative information. At these meetings, the Board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of the Funds' investment adviser and subadvisers.

In addition, the Board considers whether to approve the continuation of the Funds' investment advisory and subadvisory agreements at an in-person meeting held near the end of each year. The most recent such meeting was held December 4-5, 2008.

Before the December 2008 meeting, the Board asked the Funds' investment adviser and subadvisers to provide written information addressing factors to be considered by the Board in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the Board with a memorandum reviewing its duties under the Act with respect to approval of the agreements. Before the December 2008 meeting, the Board and counsel also asked the investment adviser and subadvisers to expand upon certain of the written information they had provided, and they held a conference call with representatives of the investment adviser to discuss the information provided.

At the December 2008 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to further questions from the Board concerning this information and related matters. In addition, at this meeting, representatives of each subadviser made presentations and responded to follow-up questions from the Board. After these presentations and discussions, the Board (including a majority of independent trustees) unanimously approved the investment advisory agreement and each subadvisory agreement. In determining to approve these agreements, the Board considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
SUBADVISERS: The Board received and considered a variety of information pertaining to the nature, extent and quality of the services provided by the investment adviser and subadvisers. This information generally included the professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution and soft dollar policies and practices, and their policies and procedures for allocating transactions among accounts. In particular, the Board discussed with the investment adviser and each subadviser the status of the firm's financial condition and future expectations for any expense and/or staff reductions in consideration of recent market events. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided by the investment adviser and subadvisers.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
SUBADVISERS: As noted above, the Board reviews the performance of the Funds and their investment adviser and subadvisers at each regular Board meeting held throughout the year. In addition, at the December 2008 meeting, the Board reviewed recent performance of the Funds compared to (i) the performance of their respective unmanaged market benchmark indices and (ii) the performance of their respective Morningstar peer groups adjusted for fund structure and size. The Board also considered written discussions that the investment adviser and, in the case of the subadvised Funds, that the subadviser provided to it regarding the major elements of each Fund's investment strategy that contributed positively or negatively to the Fund's performance during the preceding year as well as expectations for the next year.

Among other things, the Board noted that six Funds outperformed and an additional four Funds ranked just below the median of their respective Morningstar peer group for the 12 months ended September 30, 2008. In addition, the Board noted that of the remaining four Funds, (i) three showed improved performance on a net-of-fees basis for the three months ended September 30, 2008 and (ii) the remaining Fund outperformed its benchmark index on a gross-of-fees basis for the 12 months ended September 30, 2008.

--------------------------------------------------------------------------------
128

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Based on the foregoing reviews, the Board concluded that it was comfortable with the Funds' performance or with the steps which the investment adviser or subadviser is taking to improve performance. The Board also determined that it will monitor the progress of the lower performing Funds during the coming year.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the December 2008 meeting, the Board reviewed written information prepared by the Funds' investment adviser setting forth, on a fund-by-fund basis, the investment adviser's pre-tax profitability under its investment advisory agreement with the Funds for the year ended September 30, 2008. In the course of its review, the Board noted that most of the Funds were operated at a loss to the investment adviser. With respect to several of the Funds that were not operated at a loss, the Board noted that the pre-tax margins were lower in 2008 than they had been in 2007. The Board confirmed with the investment adviser that its profitability was sufficient to continue to provide a high level of services to the Funds.

The Board also considered how each Fund's management fees and total expenses compare to those of the other funds in its Morningstar peer group. The Board noted that 11 of the Funds' management fees after waivers ranked in the first quintile and the remaining three Funds' management fees after waivers ranked in the second quintile. The Board also noted that the investment adviser proposed to continue the fee waivers for an additional year. The Board noted that seven Funds ranked in the second or third quintile for net expenses, with the remaining Funds ranked below the third quintile for net expenses.

The Board noted that the investment adviser did not manage any other portfolios with a similar investment objective or principal investment strategy as the Funds for a lower management fee than that charged to the Funds. The Board also noted that the investment adviser, not the Funds, pays the subadvisers' fees.

The Board noted that to the extent a Fund invests in other Funds, the investment adviser receives investment advisory fees from both Funds. The Board was satisfied in this regard that the investment adviser provides separate services to each Fund in exchange for the fees received from it.

Based on all this information, the Board concluded that the management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its investment advisory agreement with the Funds is well within reason.

ECONOMIES OF SCALE: The investment adviser provided the Board with information concerning how large a Fund must be before the investment adviser could cease subsidizing the Fund, and how much larger than that a Fund must grow before economies of scale may begin. As of September 30, 2008, the Funds ranged in size from approximately $17 million to $155 million. The Board observed that one of the Funds had reached the size at which the investment adviser was no longer required to waive fees and/or absorb expense to meet the Fund's expense cap.

The Board also considered that the management fees for most of the Funds were subject to breakpoints, under which the management fee would be reduced on assets above specified amounts. The Board believes that this agreement provides a reasonable sharing, as between the investment adviser and Fund shareholders, of the economies of scale that would exist at higher asset levels.

OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The Board also considered the nature and extent of other benefits that may flow to the investment adviser and subadvisers from their relationships with the Funds. The Board noted that an affiliate of the investment adviser acts as principal underwriter for the Funds and, in this capacity, receives front-end sales charges, Rule 12b-1 fees and service fees in connection with the distribution of Fund shares and the provision of services to Fund shareholders. As required by the Act, the Board reviews and approves the Funds' Rule 12b-1 distribution and/or service plans and agreements on an annual basis. In addition, at each regular Board meeting, the Board reviews the payments the Funds made under these plans and agreements for the prior quarter, and for what reasons the payments were made. At its December 2008 meeting, the Board approved the continuation of these plans and agreements for another year, concluding that there is a reasonable likelihood they will benefit the Funds and their shareholders.

As discussed above, the Board noted that with respect to a Fund that invests in other Funds, the investment adviser receives fees from both Funds. However, the Board was satisfied that the investment adviser provides separate services for the two layers of fees paid in such instances. In addition, the Board noted that the fee waivers to which the investment adviser has agreed reduce the impact of these two layers of fees.

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Board also noted that the investment adviser and some subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the investment adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular Board meeting, the Board reviews a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The Board noted that these evaluations generally have indicated that the quality of the Funds' executions compares favorably with that of other mutual funds. The Board also noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds.

Finally, the Board noted the investment adviser's and the subadvisers' representations that they seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that their soft dollar practices comply with applicable law. Based on these reviews, the Board was satisfied with the quality of execution of the Funds' portfolio transactions, and it did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive.

Based on the foregoing information, the Board concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

BOARD CONCLUSION: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the Board (including a majority of independent trustees), acting in the exercise of its business judgment, unanimously approved the continuation of the investment advisory agreement and the subadvisory agreements. In doing so, the Board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

--------------------------------------------------------------------------------
130

================================================================================
 MEMBERS MUTUAL FUNDS' TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Each trustee and officer oversees 32 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 14 portfolios and the Ultra Series Fund with 18 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089.

NAME; POSITION(S) HELD WITH THE FUND &           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                   OTHER OUTSIDE DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                            Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Chairman (2006)                                  Lutheran Brotherhood (now Thrivent Financial) Chief Investment Officer
Trustee (2003)                                   (1983-2002).
1938                                             Other Directorships: Regis Corp. (since 1982).
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Foltz, CPA                              Dougherty Consulting, LLC: President/Owner (since 2005); Direct Supply, Inc.:
Trustee (2006)                                   Executive Vice President of Corporate Development and Chief Financial Officer
1950                                             (1988-2005).
                                                 Other Directorships: Direct Supply, Inc. (since 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Steven P. Riege                                  The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior
Trustee (2005)                                   Vice President Marketing and Vice President Human Resources (1986-2001).
1954                                             Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Struthers                             Clearwater Capital Management: Chairman and Chief Executive Officer
Trustee (2004)                                   (since 1998); Park Nicollet Health Services: Director (since 2001) and
1952                                             Chairman, Finance and Investment Committee (since 2006);
                                                 IAI Mutual Funds, President and Director (1992-1997).
                                                 Other Directorships: Park Nicollet Health Services (since 2001) and Micro
                                                 Component Technology, Inc. (Since 2008).
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
David P. Marks, CFA                              CUNA Mutual Insurance Society: Chief Investment Officer (since 2005); MEMBERS
Trustee, President &                             Capital Advisors, Inc.: President (since 2005); CUNA Mutual Life Insurance
Principal Executive Officer (2006)               Company: Chief Investment Officer (2005-2007); Citigroup Insurance Investors:
1947                                             Chief Investment Officer (2004-2005); CIGNA Investments: Chief Investment Officer,
                                                 (2002-2004); Green Mountain Partners: Partner (2001-2002); Allianz Investments:
                                                 Chief Investment Officer (1991-2001).
                                                 Other Directorships: CBRE Realty Finance (since 2005).
-----------------------------------------------------------------------------------------------------------------------------------
Scott R. Powell, CFA                             MEMBERS Capital Advisors, Inc.: Managing Director-Common Stock and MAP
Vice President (2008)                            (since 2008); Managing Director-Managed Accounts and Mutual Funds (2006-2008);
1962                                             Virchow Krause Wealth Management, LLC: Partner, Managing Director, (2003-2006);
                                                 Jacobus Wealth Management, Inc.: (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Molly Nelson                                     MEMBERS Capital Advisors, Inc.: Vice President and Chief Compliance Officer
Chief Compliance Officer (2005)                  (since 2005); Harris Associates L.P.: Chief Compliance Officer/Advisor
1962                                             (1985-2005).
-----------------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot                                  MEMBERS Capital Advisors, Inc.: Director, Mutual Funds (since July 2008);
Secretary (1999) Treasurer and                   Director, Mutual Fund Operations, (2006-2008), Operations Officer-Mutual
Principal Financial Officer (2008)               Funds (2005-2006), and Senior Manager-Product and Fund Operations
Assistant Treasurer (1999-2007)                  (2001-2005).
1960
-----------------------------------------------------------------------------------------------------------------------------------
Dan P. Owens                                     MEMBERS Capital Advisors, Inc.: Director, Investment Operations, (since June
Assistant Treasurer (2000)                       2006), Investment Operations Officer (2005-2006), and Senior Manager-Portfolio
1966                                             Operations (2001-2005).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Independent trustees serve in such capacity until the trustee reaches the age of 75.

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                                                        ------------------
               [LOGO OF MEMBERS](TM)                    Presorted Standard
                   MUTUAL FUNDS                            U.S. POSTAGE
                                                               PAID
               MEMBERS Mutual Funds                       Louisville, KY
               Post Office Box 8390                       Permit No. 1051
              Boston, MA 02266-8390                     ------------------
                 1 (800) 877-6089
               www.membersfunds.com

                  Distributed by:
           CUNA Brokerage Services, Inc.
         Office of Supervisory Jurisdiction
                 2000 Heritage Way
               Waverly, IA 50677-9202

                 Member FINRA/SIPC

4460-P1053
Rev: 1208

ITEM 2.  CODE OF ETHICS.

As of the period ended October 31, 2008, MEMBERS Mutual Funds (also referred to herein as the "Registrant" or the "Trust") has adopted a code of ethics ("Code") that applies to the Trust's principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions, a copy of which is posted on the Registrant's Internet website at www.membersfunds.com. Registrant intends to disclose on its Internet website information related to (1) any amendment of the Code (with the exception of technical, administrative or other non-substantive amendments), and (2) any waiver from a provision of the Code that has been granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, within five business days following the date of such amendment or waiver.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has four audit committee financial experts serving on its Audit Committee. The names of the audit committee financial experts are Richard E. Struthers, Linda S. Foltz, Rolf F. Bjelland and Steven P. Riege, each of whom is an "independent" trustee for purposes of this Item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
         ----------

         For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $228,000 and $214,120, respectively.

(b)      Audit Related Fees
         ------------------

         For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled totaled $0 and $0, respectively.

(c)      Tax Fees
         --------

         For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $39,995 and $42,475, respectively. For the 2007 fiscal year, $37,675 was paid by the Trust directly, and $4,800 was paid by the Trust's accounting agent.

         In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

         -Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d)      All Other Fees
         --------------

         For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs
         (a) through (c) of this Item 4, for such fiscal years, totaled $0 and $0, respectively.

(e)(1) Pursuant to Rule 2-01(c)(7) of Regulation S-X, the Registrant's Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. In accordance with these policies, certain services have received the Audit Committee's general pre-approval, while other services must be specifically pre-approved.

(e)(2)   The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)
         (i)(C) of Regulation S-X, 100% of the services described in this
         Item 4(b) through (d), which such services are described above.

(f)      Not applicable.

(g) During the Trust's fiscal years ended October 31, 2008 and October 31, 2007, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust (other than as already disclosed above) and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0 and $0, respectively.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule I - Investments in Securities of Unaffiliated Issuers as of October 31, 2008 is included as part of the report to shareholders filed under Item 1 hereto.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The President and Treasurer of the Registrant have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, are filed herewith.

(a)(3)   Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are furnished herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS MUTUAL FUNDS

BY:    /s/David P. Marks
       -----------------
       David P. Marks
       President

DATE:  12/29/08
       --------

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:    /s/David P. Marks
       -----------------
       David P. Marks
       President, MEMBERS Mutual Funds

DATE:  12/29/08
       --------

BY:    /s/Holly S. Baggot
       ------------------
       Holly S. Baggot
       Treasurer, MEMBERS Mutual Funds

DATE:  12/29/08
       --------

                                  EXHIBIT INDEX

12(a)(1) Not applicable.

12(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, are filed herewith.

(a)(3)   Not applicable.

12(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are furnished herewith.